                           Registration No. 33-76920

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-4

                  REGISTRATION STATEMENT UNDER THE SECURITIES
                                  ACT OF 1933


                        Post-Effective Amendment No. 3


                                    and/or
                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940


                             Amendment No. 3 /_/


               MML Bay State Variable Annuity Separate Account 1
               -------------------------------------------------
                          (Exact Name of Registrant)

                     MML Bay State Life Insurance Company
                     ------------------------------------
                              (Name of Depositor)

             1295 State Street, Springfield, Massachusetts  01111
             ----------------------------------------------------
             (Address of Depositor's Principal Executive Offices)

                                (413) 788-8411

                               Thomas F. English
                     --------------------------------------
                    (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering: Continuous.


It is proposed that this filing will become effective (check appropriate box)


      immediately upon filing pursuant to paragraph (b) of Rule 485.
----
 X    on May 1, 1997 pursuant to paragraph (b) of Rule 485.
----
      60 days after filing pursuant to paragraph (a) of Rule 485.
----
      on  (date) pursuant to paragraph (a) of Rule 485.
----
                       STATEMENT PURSUANT TO RULE 24f-2


The Registrant has registered an indefinite number or amount of its variable annuity contracts under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for Registrant's Fiscal Year ended December 31, 1996 was filed on or about February 28, 1997.

                           CROSS REFERENCE TO ITEMS
                             REQUIRED BY FORM N-4



N-4 Item                                                                Caption in Prospectus
--------                                                                ---------------------
1 ......................................................................Cover Page

2 ......................................................................Glossry

3 ......................................................................Table of Fees and Expenses

4 ......................................................................Not Applicable

5 ......................................................................MML Bay State, MassMutual,
                                                                        the Separate Account, MML Trust and the
                                                                        Oppenheimer Trust

6 ......................................................................Charges and Deductions;
                                                                        Distribution

7 ......................................................................Miscellaneous Provisions;
                                                                        An Explanation of the Contracts; Reservation of
                                                                        Rights; Contract Owner's Voting Rights

8 ......................................................................The Annuity (Pay-Out
                                                                        Period)

9 ......................................................................The Death Benefit

10 .....................................................................The Accumulation (Pay-In)
                                                                        Period; Distribution

11 .....................................................................Right to Return Contract;
                                                                        Redemption Privileges

12 .....................................................................Federal Tax Status

13 .....................................................................Not Applicable

14 .....................................................................Additional Information



                                                                       Caption in Statement of
N-4 Item                                                               Additional Information
--------                                                               ----------------------
15.....................................................................Cover Page

16.....................................................................Table of Contents

17.....................................................................General Information and
                                                                       History

18.....................................................................Service Arrangements and
                                                                       Distribution

19.....................................................................Performance Measures

20.....................................................................Contract Value Calculations

21.....................................................................Reports of Independent
                                                                       Accountants and Financial Statements

22.....................................................................Financial Statement and
                                                                       Exhibits

MassMutual and Affiliated Companies Service Center
ALLIANCE-ONE Services, L.P.
301 West 11th Street
Kansas City, MO  64105
(800) 258-4511
    or
P. O. Box 419607
Kansas City, MO  64141-1007

                                   PROSPECTUS
                      MML BAY STATE LIFE INSURANCE COMPANY
              OPPENHEIMERFUNDS LIFETRUST VARIABLE ANNUITY CONTRACT
               MML BAY STATE VARIABLE ANNUITY SEPARATE ACCOUNT 1

                                  May 1, 1997

This prospectus (the "Prospectus") describes a flexible purchase payment individual variable annuity contract (the "Contract") issued by MML Bay State Life Insurance Company ("MML Bay State"). The Contract provides for the accumulation of contract values prior to maturity and for the distribution of annuity benefits thereafter.

Purchase payments may be allocated among the thirteen Divisions of MML Bay State Variable Annuity Separate Account 1 (the "Separate Account"), and, in the majority of states, a Fixed Account with a Market Value Adjustment feature (the "Fixed Account"). Purchase payments allocated to a Division of the Separate Account will be invested in a corresponding fund (a "Fund") of either MML Series Investment Fund (the "MML Trust") or Oppenheimer Variable Account Funds (the "Oppenheimer Trust" -collectively MML Trust and Oppenheimer Trust are referred to as the "Trusts"). The Trusts are both open-end, management investment companies suitable for use with variable annuity contracts. The Prospectus for MML Trust, which is attached to this Prospectus, describes the investment objectives and risks of investing in the four available MML Funds: MML Equity Fund; MML Money Market Fund; MML Managed Bond Fund; and MML Blend Fund. Similarly, the Prospectus for the Oppenheimer Trust describes the investment objectives and risks of investing in the nine available Oppenheimer Funds:
Oppenheimer Money Fund; Oppenheimer High Income Fund; Oppenheimer Bond Fund; Oppenheimer Capital Appreciation Fund; Oppenheimer Growth Fund; Oppenheimer Multiple Strategies Fund; Oppenheimer Global Securities Fund; Oppenheimer Strategic Bond Fund; and Oppenheimer Growth & Income Fund.

Annuity benefits can be either fixed or variable amounts or a combination of both. The Contract value prior to maturity, except for amounts allocated to the Fixed Account, and the amount of any variable annuity payments thereafter will vary with the investment performance of the Funds which You have selected. MML Bay State serves as depositor for the Separate Account.

This Prospectus sets forth the information that a prospective investor ought to know before investing. Certain additional information about the Contract is contained in a Statement of Additional Information dated May 1, 1997, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available upon written or oral request and without charge from the Service Center.

THIS PROSPECTUS MUST BE ACCOMPANIED BY OR PRECEDED BY THE PROSPECTUSES OF BOTH THE OPPENHEIMER VARIABLE ACCOUNT FUNDS AND THE MML SERIES FUND, WHICH ARE ATTACHED HERETO. ADDITIONALLY, IN STATES WHERE THE FIXED ACCOUNT IS OFFERED, THIS PROSPECTUS MUST ALSO BE ACCOMPANIED BY A PROSPECTUS FOR THE FIXED ACCOUNT.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

All Contracts are serviced through MML Bay State's Service Center. MML Bay State's Home Office is located in Jefferson City, Missouri. MML Bay State's Principal Administrative Office is located at 1295 State Street Springfield, Massachusetts 01111-0001.

Contents                                                                   Page
Glossary....................................................................  3
Summary.....................................................................  4
Table of Fees and Expenses..................................................  5
Condensed Financial Information.............................................  7
MML Bay State Life Insurance Company, OppenheimerFunds, Inc., MassMutual,
 The Separate Account, and The Trusts.......................................  8
 MML Bay State Life Insurance Company.......................................  8
 OppenheimerFunds, Inc......................................................  8
 Massachusetts Mutual Life Insurance Company................................  8
 The Separate Account.......................................................  8
 The Trusts.................................................................  8
 Investments and Objectives of the Available Funds..........................  9
An Explanation of the Contract.............................................. 10
 General-Uses of the Contract............................................... 10
 The Accumulation (Pay-In) Period........................................... 10
 How Contracts May Be Purchased............................................. 10
 Initial Purchase........................................................... 10
 Subsequent Purchases....................................................... 10
 Wire Transfer.............................................................. 10
 Electronic Data Transmission of Application Information.................... 10
 Allocation of Purchase Payments............................................ 11
 General Transfer Rules..................................................... 11
 Telephone Transfers........................................................ 11
 Automatic Transfers........................................................ 12
 Right to Return Contracts.................................................. 12
 The Death Benefit.......................................................... 12
 Redemption Privileges...................................................... 13
 Automatic Partial Redemptions.............................................. 13
 Tax Sheltered Annuity Redemption Restrictions.............................. 13
 The Annuity (Pay-Out) Period............................................... 13
 Annuity Benefits........................................................... 13
 Payment Options............................................................ 14
 Fixed Income Option........................................................ 14
 Variable Monthly Income Option............................................. 14
 Fixed-Time Payment Option.................................................. 14
 Life Income Payments....................................................... 14
 Joint-and-Survivor Life Income Payments.................................... 14
 Joint-and-Survivor Life Income Payments (Two-Thirds to the Survivor)....... 14
 Payments After Death of Annuitant.......................................... 14
 Special Limitations........................................................ 15
Charges and Deductions...................................................... 15
 Asset Charge............................................................... 15
 Administrative Charge...................................................... 15
 Contingent Deferred Sales Charge........................................... 15
 Premium Taxes.............................................................. 16
 Fund Expenses.............................................................. 16
The Fixed Account and the Market Value Adjustment Feature................... 16
 Market Value Adjustment.................................................... 16
Distribution................................................................ 17
Miscellaneous Provisions.................................................... 17
 Termination of Liability................................................... 17
 Adjustment of Units and Unit Values........................................ 17
 Periodic Statements........................................................ 17
Contract Owner's Voting Rights.............................................. 17
Reservation of Rights....................................................... 18
Federal Tax Status.......................................................... 18
 Introduction............................................................... 18
 Tax Status of MML Bay State................................................ 18
Taxation of Contracts in General............................................ 18
 Penalty Taxes.............................................................. 19
 Annuity Distribution Rules of Section 72(s)................................ 19
 Tax Withholding............................................................ 19
 Tax Reporting.............................................................. 19
 Taxation of Qualified Plans, TSAs and IRAs................................. 19
Performance Measures........................................................ 20
 Standardized Average Annual Total Return................................... 20
 Additional Performance Measures............................................ 20
Additional Information...................................................... 21

Glossary

As used in this Prospectus, the following terms mean:

Accumulated Amount: For each amount credited to a Segment of the Fixed Account the Accumulated Amount on any date is the amount credited to the Segment accumulated to that date at the Guaranteed Rate for that amount.

Accumulated Value: The value of a Contract on or prior to the Maturity Date equal to the Variable Value plus the Fixed Value.

Accumulation Period: The period prior to the Maturity Date, during the lifetime of the Annuitant and Contract Owner.

Accumulation Unit: A unit of measurement used in determining the value of amounts credited to a Contract in a Division of the Separate Account on or prior to the Maturity Date.

Annuitant: The person on whose life the Contract is issued.

Annuity Unit: A unit of measurement used in determining the amount of each Variable Monthly Income payment.

Application: The document executed by a Contract Owner evidencing his or her desire to purchase a Contract.

Beneficiary: The person(s) or entity(ies) designated by the Contract Owner to receive a death benefit under the Contract, if any, upon the death of the Contract Owner or the Annuitant.

Cash Redemption Value: The value of a Contract which a Contract Owner will receive if the Contract is redeemed, equal to Accumulated Value less Administrative Charges, Sales Charges, premium taxes, and a Market Value Adjustment, if any such charges are applicable.

Contract Date: The Date used to determine the Annuitant's age at the commencement of the Contract and to determine the start of the first Contract Year.

Contract Owner(s): The owner (and in some instances the owners) of a Contract. Contract Owners may include the Annuitant, another individual, an employer, a trust, or any entity specified in an employee benefit plan. If the Contract is issued under Section 403(b), Section 408(b) or Section 408(k) of the Internal Revenue Code, the Contract Owner must be the Annuitant.

Contract Year: A period of 12 months starting on the Contract Date and on each anniversary of the Contract Date.

Division(s): A sub-account of the Separate Account, the assets of which consist of shares of a specified Fund of either the MML Trust or the Oppenheimer Trust.

Expiration Date: The Date on which the Guarantee Period for an Accumulated Amount ends.

Fixed Account: In certain states, the Contract offers a Fixed Account which pays interest at a Guaranteed Rate on amounts credited to a particular Segment. If such amounts are withdrawn prior to the end of the Guarantee Period, a Market Value Adjustment will be made. Assets attributable to the Fixed Account are not included in assets which are allocated to the Divisions of the Separate Account.

Fixed Income: A benefit providing for periodic payments of a fixed dollar amount throughout the annuity period. The benefit does not vary with, or reflect the investment performance of, any Division of the Separate Account.

Fixed Value: On any date, the Fixed Value of the Contract is the sum of the Accumulated Amounts credited to all Segments of the Fixed Account.

Funds: The thirteen separate series of shares of Oppenheimer Variable Account Funds and MML Series Investment Fund, both of which are open-end, diversified management investment companies, registered with the Securities and Exchange Commission, in which the Divisions of the Separate Account invest.

Guarantee Period: The period for which interest accrues at the Guaranteed Rate on an amount credited to a Segment. Guarantee Periods range in whole-year periods from one to ten years.

Guaranteed Rate: The effective annual interest rate MML Bay State uses to accrue interest on an amount credited to a Segment as of a certain date. Guarantee Rates are level for the entire Guarantee Period and are fixed at the time an amount is credited to the Segment.

Market Value Adjustment ("MVA"): An adjustment made to the amount that the Contract Owner will receive if money is taken from an Accumulated Amount prior to the Expiration Date of its Guarantee Period.

Maturity Date: The date designated by the Contract Owner as of which Variable Monthly Income payments (or, if elected, Fixed Income payments or a payment in one sum) will begin. This date may be no later than the Annuitant's 90th birthday (unless an earlier date is required by law.)

Maturity Value: The Cash Redemption Value of a Contract at Maturity.

Non-Qualified Contract: A Contract not used in connection with a retirement plan receiving favorable federal income tax treatment under Sections 401, 403(b), or 408 of the Internal Revenue Code.

Purchase Payment: An amount paid to MML Bay State by, or on behalf of, the Annuitant.

Qualified Contract: A Contract used in connection with a retirement plan receiving favorable federal income tax treatment under Sections 401, 403(b), or 408 of the Internal Revenue Code.

Segment: All Guarantee Periods of a given length constitute a Segment. Segments for all Guarantee Periods may not be available at one time.

Service Center: The office at which the administration of the Contract occurs.

Valuation Date: A valuation date is any date on which the net asset value of the shares of the Funds is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Valuation Period: The period of time from the end of one Valuation Date to the end of the next Valuation Date.

Valuation Time: The time of the close of the New York Stock Exchange (currently 4:00 p.m. New York time) on a Valuation Date. All actions to be performed on a Valuation Date will be performed as of the Valuation Time.

Variable Monthly Income: A benefit providing for monthly payments that vary with, and reflect the investment performance of, one or more Divisions of the Separate Account.

Variable Value: On any date, the Variable Value of a Contract is the sum of the values of the Accumulation Units credited to each Division of the Separate Account. The value in each Division is equal to the Accumulation Unit Value multiplied by the number of units in that Division You own.

You or Your refers to the Contract Owner.

Summary

The Nature of the Contract

The product described in this Prospectus is a flexible premium variable annuity contract. (See - The Accumulation (Pay-In) Period). It is designed to allow a Contract Owner to accumulate values over time for uses such as retirement planning.

Generally, the Contract is purchased by completing an application and submitting it for approval together with an initial premium payment to MML Bay State through Your registered representative. The minimum initial premium is $2,000.

Purchasing the Contract

Contracts may be purchased by both Qualified Plans and by individuals or entities not qualifying for favorable tax treatment under the Internal Revenue Code. The Contracts are also available for certain Tax Sheltered Annuities and Individual Retirement Annuities.

Investments Under the Contract

The Contract offers 13, separate investment Divisions to which a Contract Owner may allocate money. The Divisions offered represent a wide range of investment strategies, including money market, bond, blend, global securities, equity, and high-income (junk bond) funds, among others. Additionally, a Fixed Account with a Market Value Adjustment feature is available in the majority of states. For more information concerning available investments please review the Separate Account and the Fixed Account discussion of this prospectus.

Inquiries Concerning the Contract

If You have questions about the Contract, please either consult Your registered representative or contact a customer service representative at the Service Center.

Transfers

Currently, during the Accumulation Period You may make up to 14 transfers per Contract Year among the Divisions without incurring a charge. MML Bay State reserves the right to charge a fee of $20 for transfers in excess of 4 transfers per Contract Year. In the annuity pay-out period, You may make transfers once every three months. Additionally, subject to certain limitations, You may make transfers to and from amounts held in the Fixed Account. (See - General Transfer Rules)

Redemption Rights

You may redeem all or part of the Contract's Accumulated Value at any time prior to the Maturity Date. All redemptions may be subject to a Sales Charge. Redemptions from the Fixed Account may be subject to a Market Value Adjustment. Please note that redemptions may result in the imposition of penalty taxes. (See
- Contingent Deferred Sales Charge and Penalty Taxes.)

Death Benefit Prior to Maturity

If the Annuitant dies before the death of the Owner and before the Maturity Date, the Death Benefit will depend on the Annuitant's Age at the time that the Contract was issued. The beneficiary named in the Contract will receive the greater of: (a) the total of all purchase payments made to the Contract less all partial redemptions accumulated at 5% to Annuitant's 75th birthday and 0% thereafter, but not more than two times the difference between all purchase payments and all redemptions; or (b) the Accumulated Value of the Contract less any applicable Administrative Charge (and any Sales Charge, if the Annuitant's age on the Contract Date exceeds 75).

If the Contract Owner dies prior to the Maturity Date, the named beneficiary will receive the Cash Redemption Value of the Contract.

Please note that in some states, the Death Benefit described above may not be available. For more information concerning the available death benefits see The Death Benefit

Tax Treatment

Under current law, during the accumulation phase of the Contract, the Contract's Accumulated Value is not taxed. If redemptions are made from the Contract prior to age 59 1/2, a ten percent (10%) federal income tax penalty will apply to the income portion of the withdrawal. In certain instances, the tax penalty will not apply. Please review Taxation of Contracts in General, for a more detailed description of the tax rules applicable to the Contract. Partial or full redemption of a Contract may require MML Bay State to withhold 20% of the amount redeemed, as more fully described in the Taxation of Qualified Plans, TSAs and IRAs.

Right to Return Contract

The Contract entitles the purchaser to a 10-day revocation right more fully described under Right to Return Contracts.

Charges Under the Contract

MML Bay State assesses certain charges for the administration and the mortality and expense risks associated with the Contract. MML Bay State also assesses a contingent deferred sales charge (the "Sales Charge") if all or some of the value is redeemed prior to the expiration of a seven-year period following the date of each purchase payment.

Each Contract Year, MML Bay State permits You to redeem, without a Sales Charge, up to 10% of the Contract's premiums that would otherwise be assessed a Sales Charge. For more information concerning this feature, please consult Contingent Deferred Sales Charge.

Asset Charge

MML Bay State currently imposes a charge of 1.40% on an annual basis against the assets held in the Separate Account. (MML Bay State reserves the right to increase this fee to 1.50% see - Asset Charge).

Administrative Charge

An administrative charge, currently $30 (maximum $50) will be assessed annually on each Contract. This charge will be waived for Contracts which have an Accumulated Value of at least $50,000.

Premium Taxes

Additionally, a deduction is made for premium taxes for purchase payments made into Contracts in certain jurisdictions where such tax applies. Currently, the applicable premium tax will be deducted at the time of redemption, death, maturity, or annuitization. (See - Premium Taxes.)

                         Table of Fees and Expenses

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases............................None
Deferred sales load as a Percentage of Purchase Payments when withdrawn:


================================================================================
Full Years since payment     0    1     2     3     4     5     6     7 or more
--------------------------------------------------------------------------------
Percentage                  7%   6%    5%    4%    3%    2%    1%            0%
================================================================================

Transfer Fee......................... None for first 14 transfers during the Accumulation Period ($20 thereafter)**

Annual Administrative Charge*........ $30**

Separate Account Annual Expenses.....
(as a percentage of average account
values).............................. 1.40%**

Mortality and Expense Risk Fee........ 1.15%
Administrative Fee.................... 0.15%
Death Benefit Fee..................... 0.10%


Portfolio Annual Charges and Expenses (as a percentage of Fund average net assets)***

                            Management            Other          Total Portfolio
                               Fees             Expenses         Annual Expenses

MML Equity Fund                 0.38%            0.00%               0.38%
MML Money Market Fund           0.49%            0.03%               0.52%
MML Managed Bond Fund           0.48%            0.03%               0.51%
MML Blend Fund                  0.37%            0.00%               0.37%
Oppenheimer Money Fund          0.45%            0.04%               0.49%
Oppenheimer High Income Fund    0.75%            0.06%               0.81%
Oppenheimer Bond Fund           0.74%            0.04%               0.78%
Oppenheimer Capital
  Appreciation Fund             0.72%            0.03%               0.75%
Oppenheimer Multiple
  Strategies Fund               0.73%            0.04%               0.77%
Oppenheimer Growth Fund         0.75%            0.06%               0.81%
Oppenheimer Global
  Securities Fund               0.73%            0.08%               0.81%
Oppenheimer Strategic
  Bond Fund                     0.75%            0.10%               0.85%
Oppenheimer Growth & Income
  Fund                          0.75%            0.25%               1.00%

*The Administrative Charge will be waived if the Accumulated Value is at least $50,000 when the Administrative Charge would be deducted.
**These fees and charges are shown on a current basis. MML Bay State reserves the right to raise the Administrative & Separate Account charges up to $50, and 1.50% respectively. For more information please see - Charges and Deductions.

***The expenses listed are for the year ended December 31, 1996.

EXAMPLE:

You would pay the following cumulative expenses on a $1,000 investment assuming a 5% annual return on assets:

If Your Contract is redeemed at the end of the year:



                       Year          1         3          5         10
MML Equity Fund                  $  82    $  104     $  129     $  221
MML Money Market Fund               83       109        136        236
MML Managed Bond Fund               84       108        136        235
MML Blend Fund                      82       104        129        220
Oppenheimer Money Fund              83       108        135        233
Oppenheimer High Income Fund        87       117        151        266
Oppenheimer Bond Fund               86       117        150        263
Oppenheimer Capital
  Appreciation Fund                 86       116        148        260
Oppenheimer Multiple
  Strategies Fund                   86       116        149        262
Oppenheimer Growth Fund             87       117        151        266
Oppenheimer Global
  Securities Fund                   87       117        151        266
Oppenheimer Strategic
  Bond Fund                         87       119        153        270
Oppenheimer Growth & Income
  Fund                              88       123        161        285

If Your Contract is not redeemed at the end of the year:

                       Year          1         3          5         10
MML Equity Fund                     19        59        102        221
MML Money Market Fund               21        64        109        236
MML Managed Bond Fund               21        63        109        235
MML Blend Fund                      19        59        102        220
Oppenheimer Money Fund              20        63        108        233
Oppenheimer High Income Fund        24        72        124        266
Oppenheimer Bond Fund               23        72        123        263
Oppenheimer Capital
  Appreciation Fund                 23        71        121        260
Oppenheimer Multiple
  Strategies Fund                   23        71        122        262
Oppenheimer Growth Fund             24        72        124        266
Oppenheimer Global
  Securities Fund                   24        74        126        270
Oppenheimer Strategic Bond
  Fund                              24        74        126        270
Oppenheimer Growth & Income
  Fund                              25        78        134        285


The purpose of the table set forth above is to assist You in understanding the various costs and expenses that Contract Owners bear directly or indirectly. The table is based on estimated amounts for the most recent fiscal year and reflects the expenses of the Separate Account and the Trusts, adjusted to reflect changes in management fee rates and a voluntary expense limitation. The table does not reflect the deduction of premium taxes.

For the purpose of calculating the expenses in the above examples, we have converted the $30 annual administrative charge to a 0.11% annual asset charge based on an average contract size of $27,500.

Converted in this way, this annual charge (on a percentage basis) would be higher for smaller contracts and lower for larger contracts. No annual Administrative Charge is assessed on contracts with accumulated values of $50,000 or more.

The above examples should not be considered representative of past or future expenses; actual expenses may be more or less than those shown.

Condensed Financial Information

             MML Bay State Variable Annuity Separate Account 1
                      Accumulation Unit Values (Audited)

                            December 31, 1996  December 31, 1995  *December 31, 1994
MML Equity Division                 $1.53            $1.29              $1.00
MML Money Market Division           $1.08            $1.05              $1.00
MML Managed Bond Division           $1.21            $1.18              $1.01
MML Blend Division                  $1.37            $1.22              $1.00
Oppenheimer Money Division          $1.09            $1.05              $1.00
Oppenheimer High Income
  Division                          $1.31            $1.15              $ .97
Oppenheimer Bond Division           $1.18            $1.15              $ .99
Oppenheimer Capital
  Appreciation Division             $1.55            $1.31              $1.00
Oppenheimer Multiple
  Strategies Division               $1.34            $1.18              $ .99
Oppenheimer Growth
  Division                          $1.64            $1.32              $ .98
Oppenheimer Global
  Securities Division               $1.10            $ .95              $ .94
Oppenheimer Strategic
  Bond Division                     $1.24            $1.12              $ .98
Oppenheimer Growth & Income
  Division**                        $1.63            $1.24               N/A

 *Public offering commenced on November 14, 1994. All accumulation unit values were $1.00 on November 14, 1994.
**Public offering commenced July 3, 1995.

               MML Bay State Variable Annuity Separate Account 1
               Number of Accumulation Units Outstanding (Audited)


                            December 31, 1996  December 31, 1995  *December 31, 1994
MML Equity Division             2,189,149            685,964            5,000
MML Money Market
  Division                      4,267,075            839,793           16,949
MML Managed Bond
  Division                        695,485            328,514            5,000
MML Blend Division              3,019,173            778,529            5,000
Oppenheimer Money
  Division                      2,607,468          1,023,398            5,000
Oppenheimer High Income
  Division                      5,999,147          1,518,022            6,184
Oppenheimer Bond
  Division                      1,827,553            883,171            5,000
Oppenheimer Capital
  Appreciation Division         9,019,648          2,254,545           12,000
Oppenheimer Multiple
  Strategies Division           7,090,472          2,190,174            7,339
Oppenheimer Growth
  Division                     10,747,444          2,762,984            5,000
Oppenheimer Global
  Securities Division          10,727,219          2,698,363           12,367
Oppenheimer Strategic
  Bond Division                11,657,438          3,491,031            7,314
Oppenheimer Growth
  & Income Division**          14,369,051          1,507,840             N/A

*Public offering commenced on November 14, 1994.
**Public offering commenced July 3, 1995.

Financial Statements

For financial statements and other information concerning the financial condition of MML Bay State Variable Annuity Separate Account 1 and of MML Bay State, see the Statement of Additional Information.

MML Bay State Life Insurance Company, OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, The Separate Account, and The Trusts

MML Bay State Life Insurance Company

MML Bay State Life Insurance Company ("MML Bay State") is a life insurance company and a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). Organized in 1894 under the laws of the state of Missouri, MML Bay State (formerly known as Western Life Insurance Company of America) was purchased in 1981 by MassMutual. Its name was changed in March 1982. MML Bay State currently is licensed to sell variable life insurance in all states except New York. MML Bay State plans to obtain variable annuity authority in all states except New York, and, as of February 12, 1996, it had obtained such authority in 44 states and the District of Columbia. The Contract is available only in states where this approval process has been completed. MML Bay State's Home Office is located in Jefferson City, Missouri.

MassMutual currently plans to redomesticate MML Bay State from the State of Missouri to the State of Connecticut. MassMutual believes that the proposed redomestication will not adversely affect policyowners. The Company will notify Contract Owners that the redomestication has occurred by sending Contract Owners an endorsement to their Contract reflecting the redomestication.

OppenheimerFunds, Inc.

OppenheimerFunds, Inc. ("OFI") is a corporation organized under the laws of the state of Colorado. It has operated as an investment adviser since April 30, 1959. It (including a subsidiary) currently advises U.S. investment companies with assets aggregating over $62 billion as of December 31, 1996, and having more than 3 million shareholder accounts. OFI is owned by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of OFI, and ultimately controlled by MassMutual.

MassMutual

MassMutual is a mutual life insurance company chartered in 1851 under the laws of Massachusetts. Its Home Office is located in Springfield, Massachusetts. MassMutual is licensed to transact life, accident, and health insurance business in all fifty states of the United States and certain provinces of Canada. It also has approval to write variable annuity business in all states.

On February 29, 1996, the merger of Connecticut Mutual Life Insurance Company ("Connecticut Mutual") with and into MassMutual was completed. The separate existence of Connecticut Mutual has ceased. MassMutual continues its corporate existence under its current name. The merger does not affect any provisions of, or rights or obligations under, policies or contracts previously issued by MassMutual. MassMutual has estimated statutory assets in excess of $55 billion, and estimated total assets under management in excess of $130 billion.

The Separate Account

MML Bay State Variable Annuity Separate Account 1 (the "Separate Account") was established on January 14, 1994. It is a separate account of MML Bay State registered with the Securities and Exchange Commission as a unit investment trust. The Separate Account meets the definition of a Separate Account under Rule 0-1(e) under the Investment Company Act of 1940.

The Separate Account is divided into Divisions. Each Division invests in corresponding shares of either MML Series Investment Trust ("MML Trust") or Oppenheimer Variable Account Funds ("Oppenheimer Trust"). The value of both Accumulation Units and Annuity Units in each Division reflects the investment results of its underlying Funds. Please note that MML Bay State reserves the right to add, or substitute Divisions, create new separate accounts, in some cases restrict Funds, and to invest in shares of other series of the Trusts or of other registered, open-end investment companies. See -Reservation of Rights.

Although MML Bay State owns the assets of the Separate Account, assets of the Separate Account equal to the reserves and other Contract liabilities which depend on the investment performance of the Separate Account and are not chargeable with liabilities arising out of any other business MML Bay State may conduct. The income and capital gains and losses, realized or unrealized, of each Division of the Separate Account are credited to or charged against such Division without regard to the income and capital gains and losses of the other Divisions or other accounts of MML Bay State. This state law provision has been supported in several recent decisions in states reviewing this issue. All obligations arising under a Contract, however, are general corporate obligations of MML Bay State.

The Trusts

Each of the Trusts described below has separate assets and liabilities and a separate net asset value per share. An investor's interest in a Separate Account is limited to the Fund(s) in which shares are held. Since market risks are inherent in all securities to varying degrees, assurance cannot be given that the investment objective of any of the Funds will be met.

Financial Statements for the Oppenheimer Trust and for the MML Trust are contained in their respective Statements of Additional Information.

Additional information concerning the investment objectives and policies of the Funds can be found in the current prospectuses for the Trusts which are attached to this prospectus and should be read carefully before making any decision concerning allocation of premium payments.

Oppenheimer Trust

Oppenheimer Trust is a diversified, open-end management investment company organized as a Massachusetts business trust in 1984. It consists of nine separate Funds - Oppenheimer Money Fund, Oppenheimer Bond Fund and Oppenheimer

Growth Fund, all organized in 1984; Oppenheimer High Income Fund, Oppenheimer Capital Appreciation Fund, and Oppenheimer Multiple Strategies Fund, all organized in 1986; Oppenheimer Global Securities Fund, organized in 1990; Oppenheimer Strategic Bond Fund, organized in 1993; and Oppenheimer Growth & Income Fund, organized in 1995. OFI serves as the investment adviser to Oppenheimer Trust. OFI is registered as investment adviser under the Investment Advisers Act of 1940.

MML Trust

MML Trust is a no-load, open-end management investment company having four series of shares (the "MML Funds"), each of which has different investment objectives designed to meet different investment needs. These Funds include: MML Equity Fund organized in 1971; MML Money Market Fund and MML Managed Bond Fund organized in 1981; and MML Blend Fund organized in 1983. MassMutual serves as the investment adviser to MML Trust. Concert Capital Management, Inc. ("Concert") served as the investment sub-advisor to MML Equity Fund and the Equity Sector of the MML Blend Fund from 1993 - 1996. Concert merged with and into David L. Babson & Company, Inc. ("Babson") effective December 31, 1996. Both Concert and Babson are wholly-owned subsidiaries of Babson Acquisition Corporation, which is a controlled subsidiary of MassMutual. Thus, effective January 1, 1997, Babson serves as the investment sub-advisor to MML Equity Fund and the Equity Sector of the MML Blend Fund. Both MassMutual and Babson are registered as investment advisers under the Investment Advisers Act of 1940.

Investments and Objectives of the Available Funds:

MML Equity Fund

The assets of the MML Equity Fund are invested primarily in common stocks and other equity-type securities. The primary investment objective of the MML Equity Fund is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. A secondary investment objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.

MML Money Market Fund

The assets of the MML Money Market Fund are invested in short-term debt instruments, including but not limited to commercial paper, certificates of deposit, bankers' acceptances, and obligations issued, sponsored, or guaranteed by the United States government or its agencies or instrumentalities. The investment objectives of the MML Money Market Fund are to achieve high current income, preservation of capital, and liquidity.

MML Managed Bond Fund

The assets of the MML Managed Bond Fund are invested primarily in publicly issued, readily marketable, fixed income securities of such maturities as MassMutual, as investment manager, deems appropriate from time to time in light of market conditions and prospects. The investment objective of the MML Managed Bond Fund is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital values.

MML Blend Fund

The assets of the MML Blend Fund are invested in a portfolio of common stocks and other equity-type securities, bonds and other debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities generally not exceeding one year. The investment objective of the MML Blend Fund is to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation-of-capital values.

Oppenheimer Money Fund

Oppenheimer Money Fund seeks the maximum current income from investments in "money market" securities consistent with low capital risk and maintenance of liquidity. Its shares are neither insured nor guaranteed by the U.S. Government, and there is no assurance that this Fund will be able to maintain a stable net asset value of $1.00 per share.

Oppenheimer High Income Fund

Oppenheimer High Income Fund seeks a high level of current income from investment in high yield, high-risk, fixed-income securities, including unrated securities or securities in the lower rating categories. These securities may be considered to be speculative. Please consult the Oppenheimer Trust prospectus for a more complete discussion of the risks and investment objectives associated with this Fund.

Oppenheimer Bond Fund

Oppenheimer Bond Fund primarily seeks a high level of current income from investment in high yield fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's. Secondarily, the Fund seeks capital growth when consistent with its primary objective.

Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund seeks to achieve capital appreciation by investing in "growth-type" companies.

Oppenheimer Growth Fund

Oppenheimer Growth Fund seeks to achieve capital appreciation by investing in securities of well-known established companies.

Oppenheimer Multiple Strategies Fund

Oppenheimer Multiple Strategies Fund seeks a total investment return (which includes current income and capital appreciation in the value of its shares) from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.

Oppenheimer Global Securities Fund

Oppenheimer Global Securities Fund seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. Current income is not an objective. This Fund's investments may be considered to be speculative.

Oppenheimer Strategic Bond Fund

Oppenheimer Strategic Bond Fund seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund invests principally in: (i) foreign government and corporate debt securities; (ii) U.S. Government securities; and (iii) lower-rated high yield, high-risk debt securities. This Fund's investments may be considered to be speculative. Please consult the Oppenheimer Trust prospectus for a more complete discussion of the risks and investment objectives associated with this Fund.

All dividends and capital gains distributions paid by the Funds' shares are automatically reinvested in additional shares at their net asset value determined on the distribution date.

Oppenheimer Growth & Income Fund

Oppenheimer Growth & Income Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. From time to time this Fund may focus on small to medium capitalization common stocks, bonds and convertible securities.

An Explanation of the Contract

The principal provisions of the Contract are described below. If You desire additional information, You should refer to the Contract and to the Statement of Additional Information. For a complete understanding of Your rights, You should also review any applicable employee benefit plan documents.

General-Uses of the Contract

The Contract described herein is an individual variable annuity contract issued by MML Bay State. Purchase payments are flexible. The Contract may be purchased by individuals or entities for use in arrangements not receiving favorable tax treatment under the Internal Revenue Code.

The Contract is also available for use in the following retirement plans which qualify (with necessary endorsement as appropriate) for special federal tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"): (1) pension and profit-sharing plans qualified under Section 401(a) or 403(a) of the Code ("Qualified Plans"), which may also constitute participant-directed individual account plans under Section 404(c) of ERISA; (2) annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("Tax Sheltered Annuities" or "TSAs"); and (3) Individual Retirement Annuities established in accordance with Section 408 of the Code ("IRAs"), including those established by employer contributions under a Simplified Employee Pension Plan arrangement. At MML Bay State's request, the Internal Revenue Service has issued to MML Bay State favorable opinion letters approving specific versions of the Contract. IRA Contract Owners with these Contracts will receive a copy of the favorable opinion letter. The Internal Revenue Service approval is a determination only as to the form of the Contract for use as an IRA and does not represent a determination of the merits of the Contract as an IRA. Under tax-qualified retirement plans except TSAs and IRAs, participants may not be the Contract Owners and, therefore, may have no Contract Owners' rights.

Unless restricted by endorsement or the terms of the Contract, the Contract Owner has all rights in the Contract prior to the Maturity Date, including the right to make a partial or full redemption of the Contract, to designate and change the beneficiaries who will receive the proceeds at the death of the Annuitant or Contract Owner before the Maturity Date, to transfer amounts among the Divisions of the Separate Account (and to and from the Fixed Account, if available) and to designate a payment option to begin on the Maturity Date. Prior to issue, a Contract will be endorsed to preclude the Contract Owner from assigning the Contract as collateral. Although both Owner and the Joint Owner must authorize any change made to the Contract, either the Owner or Joint Owner may exercise certain Contract rights with the consent, satisfactory to us, of the other.

The Contract Owner may, subject to certain limitations, be the Annuitant or another individual or entity.

The Accumulation (Pay-In) Period

How Contracts May Be Purchased

The minimum initial purchase payment is $2,000. After making Your initial payment, You may make as many or as few subsequent purchase payments of at least $100 as You desire. The Contract permits MML Bay State to establish a maximum on total purchase payments that may be made under the Contract. This maximum is $1,000,000 without prior Home Office approval.

Initial Purchase

You may place Your initial purchase payment, together with a completed Application, with Your registered representative.

Subsequent Purchases

You may make subsequent purchase payments by mailing Your check, clearly indicating Your name and Contract Number, to the Service Center.

Wire Transfer

You may make purchase payments by wire transfer. For instructions concerning how to make a wire transfer, please contact the Service Center.

ELECTRONIC DATA TRANSMISSION OF APPLICATION INFORMATION

MML Bay State may accept, by agreement with a limited number of broker-dealers, electronic data transmission of Application information, along with wire transmittals of initial purchase payments from the broker-dealers to the Service Center for purchase of the Contract. Please contact the Service

Center to receive more information about electronic data transmission of Application information.

Allocation of Purchase Payments

You may direct that Your purchase payments (after deducting any applicable premium taxes) be allocated among the Divisions of the Separate Account. Additionally, where available, and subject to minimum allocations of $1,000, purchase payments may be allocated to Segments of the Fixed Account. Initial purchase payment allocations to either a Division of the Separate Account or to a Segment will be effective as of the Valuation Date within two business days of the date an initial purchase payment is received in good order at the Service Center provided that Your Contract application is complete. If an initial purchase payment is not applied within five business days after receipt (due to incomplete or ambiguous application information, for example), the payment amount will be refunded unless specific consent to retain the payment for a longer period is obtained from the prospective purchaser. Purchase payments allocated to a Division will be applied to purchase Accumulation Units in that Division at its Accumulation Unit value on the Valuation Date. These Accumulation Units will be used in determining the value of amounts held in a Division of a Separate Account credited to a Contract on or prior to the Maturity Date. The value of the Accumulation Units in each Division will vary with and will reflect the investment performance of that Division (which in turn will reflect the investment performance and expenses of the Fund in which the assets of that Division are invested), less any applicable taxes and the applicable Asset Charge. A more detailed description of how the value of an Accumulation Unit is calculated is contained in the Statement of Additional Information.

MML Bay State will credit to your Contract subsequent purchase payments as of the day received in good order, provided that the payment is received prior to that day's Valuation Time. If received after that day's Valuation Time or on a day that is not a Valuation Day (e.g., a day when the New York Stock Exchange is closed), MML Bay State will credit the payment to your account as of the next Valuation Date.

General Transfer Rules

Prior to 30 days before the Maturity Date, the Contract Owner may make transfers among Divisions of the Separate Account (and if available among Segments of the Fixed Account) without the imposition of a transfer fee. If more than four transfers have been made in a Contract Year, MML Bay State reserves the right to deduct a transfer fee of $20. Currently 14 transfers may be made per Contract Year without charge. (Transfers made by Dollar Cost Averaging do not count against the 14 transfer limit.)

If a Variable Monthly Income is in effect, transfers among the Divisions of the Separate Account are limited to one transfer every three months.

All transfers, whether occurring before or after the Maturity Date are subject to the following:

(a.) The minimum amount which may be transferred is the lesser of: (1) $500; or
     (2) the Accumulated Value in the Division or the Accumulated Amount in a Segment.

(b.) Transfers will be effected as of the Valuation Date which is on or next follows the date Your request is received in good order at the Service Center. Transfer requests may be made by telephone (during the Accumulation Period), facsimile, or by written direction. Please note that no transfers may be made within thirty days before Maturity Date.

(c.) Transfer requests must clearly specify the amount to be transferred from each Division or Segment (if the Fixed Account is available) and the Division or Segment to which amounts are to be transferred. Unless otherwise specified, transfers from a Segment of the Fixed Account will be taken on a first-in, first-out basis. Transfer requests made during the Annuity pay-out period must specify the percentage to be transferred among the Divisions of the Separate Account.

(d.) Transfers to a Segment of the Fixed Account may not be less than $1,000. If the Segment elected is not available, the transfer will not be processed.

(e.) Transfers made from the Fixed Account are subject to a Market Value
     Adjustment ("MVA") unless the transfer is being taken from an Accumulated Amount within thirty days prior to its Expiration Date. The MVA will be applied as of the effective date of the transfer.

(f.) Transfer fees will be deducted from the Division or Segment from which the transfer has been made, unless the balance remaining in such Division or Segment is insufficient to cover the applicable transfer fee. If this is the case, the transfer fee will be deducted from the amount being transferred.

(g.) We reserve the right to limit the number and frequency of transfers made during a Contract Year.

(h.) After a payout option has been invoked, transfers may not be made between a Fixed Income and a Variable Monthly Income option.

Telephone Transfers

Contract Owners, subject to the limitations described below, may make transfers among either Divisions or the Fixed Account (if available) during the Accumulation Period by telephoning a transfer request to the Service Center at its toll free telephone number. This feature will be made automatically available to Contract Owners unless MML Bay State receives different instructions. Through use of this toll free number, Contract Owners may also obtain information concerning the Contract including Accumulated Values. This service is not available to Contracts owned by Custodians or Trustees of Qualified Plans, or Contracts held by Guardians. Normal transfer provisions apply.

MML Bay State will not be liable for complying with any telephone instructions it reasonably believes to be genuine, nor for any loss, damage, cost or expense in acting on telephone instructions. MML Bay State will employ reasonable procedures to ensure the legitimacy of telephone transfer requests. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such transactions to the Contract, and/or tape recording of telephone transfer request instructions received from a Contract Owner. If we fail to follow such procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

Automatic Transfers

MML Bay State offers You two automatic transfer options described below. They are available any time before the Maturity Date. The automatic transfer options are not available for use with the Fixed Account. Only one of the automatic transfer options may be in effect at a time. Both options are subject to the transfer rules discussed above. Although no charge is currently imposed for this service, MML Bay State reserves the right to impose a fee in the future.

Dollar Cost Averaging

Dollar Cost Averaging is a feature whereby a Contract amount is periodically transferred from one Division of the Separate Account to one or more other designated Divisions of the Separate Account. Once the feature is elected, these transfers occur automatically at the frequency elected - monthly, quarterly, semiannually, or annually.

Dollar Cost Averaging provides a mechanism designed to minimize the negative effects of short-term market fluctuations. Over a period of time, an investor may, at least theoretically, be able to purchase more units than he or she would have been able to purchase had all monies been invested on a single Valuation Date when the value of the units was high.

Dollar Cost Averaging may be available at any time, provided that the Division from which the automatic transfers will be made has a value of at least $6,000. The minimum amount any Division may receive is $100. All Divisions are available for use with this feature.

Asset Reallocation

You may elect the Asset Reallocation option as a means of maintaining a constant allocation of Accumulated Value among the Divisions in which You have allocated Your monies. If You elect this option, we will make automatic transfers among selected Divisions on a quarterly, semiannual, or annual basis as You instruct us. A minimum Accumulated Value of $20,000 is required in order to elect this option. Allocations will be made on a basis consistent with the allocation selected for new purchase payments.

Right to Return Contracts

You may return Your Contract to MML Bay State (at its Service Center) at any time within 10 days after the Contract has been delivered to you (unless a longer period is required by applicable state law). If You exercise this right and Your Contract is not an IRA, then You will receive the Accumulated Value of the Contract plus any premium tax deductions, except where state law requires us to return the amount of purchase payment(s) made less the net amount of partial redemptions. If You exercise this right and Your Contract is an IRA, You will not receive less than the amount of purchase payment(s) made less the net amount of partial redemptions. For this purpose, the Accumulated Value of the Contract will be determined as of the Valuation Time on the date on which the Contract is received at MML Bay State's Service Center or at the next Valuation Time after receipt if the Contract is received on other than a Valuation Date.

The Death Benefit

A death benefit is paid upon the death of either the Contract Owner (for jointly owned Contracts, upon the first death of the two Owners) or Annuitant. If a Contract Owner and Annuitant are the same, the Death Benefit paid will be the Annuitant Death Benefit.

Contract Owner Death Benefit

If a Contract Owner, who is not the annuitant, dies prior to the Maturity Date, the named beneficiary will receive the Cash Redemption Value of the Contract.

Annuitant Death Benefit

Historically, variable annuities have guaranteed a return of premiums less withdrawals as a minimum standard death benefit. This Contract offers one of two enhancements, depending on Your contract state.

If the Annuitant dies before the Maturity Date, the beneficiary named in the Contract will receive the greater of: (a) the total of all purchase payments made to the Contract less all partial redemptions accumulated at 5% to Annuitant's 75th birthday and 0% thereafter, but not more than two times the difference between all purchase payments and all redemptions; or (b) the Accumulated Value of the Contract less any applicable Administrative Charge (and any Sales Charge, if the Annuitant's age on the Contract Date exceeds 75).

In certain states, the death benefit described above may not be available for Annuitant's whose issue age is less than 76. In those instances, the death benefit during the first three years will be equal to the greater of: (a.) the total of all purchase payments made to the Contract less all partial redemptions; or (b.) the Accumulated Value of the Contract less any applicable Administrative Charge. During any subsequent three Contract Year period, the death benefit will be the greater of: (a.) the death benefit on the last day of the previous three Contract Year period plus any purchase payments made less all partial redemptions since then; or (b.) the Accumulated Value of the Contract less any applicable Administrative Charge.

In any case, the amount of Death Benefit received will be reduced by the amount of any applicable premium tax.

The Death Benefit is determined as of the Valuation Date which is on or next follows the date on which due proof of death is received at the Service Center. The death benefit will be paid within seven days of receipt of due proof of death and all other requirements. With MML Bay State's consent, the death benefit may be applied under one or more of the payment options provided for in the Contract (see - Payment

Options). If a Payment Option is not selected, the death benefit will be paid in one sum.

A beneficiary who is the surviving spouse of the Contract Owner of a Contract issued as an IRA may elect to treat the Contract as if he or she were the Contract Owner.

Redemption Privileges

Subject to the special rules regarding TSAs, discussed below, You may redeem all or part of the Accumulated Value of a Contract on or prior to its Maturity Date if the Annuitant is alive. The amount of any partial redemption, however, must be at least $100, and requests for a partial redemption which would reduce the Accumulated Value of the Contract to less than $1,000 plus outstanding premium taxes will be treated as a request for a full redemption. You may incur a Sales Charge upon redemption. (See -CHARGES AND DEDUCTIONS.) Any partial redemption will be paid in one sum. If the entire Contract is redeemed, the cash redemption value may be paid in one sum or applied under one or more of the payment options. You must designate the Division(s) (or the Segment of the Fixed Account, if available) from which any partial redemption is to be made. Unless otherwise specified, partial redemptions from a Segment of the Fixed Account will be taken on a first-in, first-out basis. A partial redemption from a Division will reduce the number of Accumulation Units in that Division by an amount equal to the sum of the redemption payment plus any Sales Charge, divided by the Accumulation Unit Value.

The Accumulation Unit value on redemption is determined as of the Valuation
Time on the date on which the written request for redemption is received in good order at the Service Center or, if that date is not a Valuation Date, on the next Valuation Date after receipt.

Redemption payments from a Separate Account will be made within seven days (or a shorter period if required by law) after written request in good order is received at MML Bay State's Service Center. The right of redemption may be suspended or payments postponed whenever: (1) the New York Stock Exchange is closed, except for holidays and weekends; (2) the Securities and Exchange Commission has determined that trading on the New York Stock Exchange is restricted; (3) the Securities and Exchange Commission permits suspension or postponement and so orders; or (4) an emergency exists, as defined by the Securities and Exchange Commission, so that valuation of the assets of each Separate Account or disposal of securities held by it is not reasonably practicable.

In addition, a purchase payment amount is not available to satisfy a redemption request until the check, or other instrument by which the purchase payment was made, has been honored.

Redemptions of amounts from the Fixed Account may be delayed for up to six months from the date the request is received by us at our Service Center. If payment is delayed 30 days or more, we will add interest at an annual rate of not less than 3%.

Amounts withdrawn may be includable in the gross income of the Contract Owner in the year in which the withdrawal occurs. Additionally, a 10% tax penalty may be applicable (as described more fully in the Penalty Taxes section).

Redemption payments may be subject to federal income tax and elective and/or mandatory tax withholding. (See - FEDERAL TAX STATUS).

Automatic Partial Redemptions

An Automatic Partial Redemption program permitting Contract Owners to elect to receive automatic partial redemptions on a periodic basis is available on a limited basis. All applicable limitations concerning redemptions apply to this program. Additionally, automatic partial redemptions may be subject to penalty taxes.

This program is available only during the Accumulation Period of the Contract.

Although no charge is imposed for processing automatic partial redemptions currently, MML Bay State reserves the right to impose a fee for this program in the future.

Tax Sheltered Annuity Redemption Restrictions

The redemption of Internal Revenue Code Section 403(b) annuities (Tax Sheltered Annuities, "TSAs") may be restricted. Specifically, salary reduction contributions after 1988 and post-1988 earnings on all salary reduction contributions may not be distributed to the Annuitant until age 59 1/2, death, disability, or separation from service with the TSA employer. Such salary reduction contributions may be withdrawn, however, for "hardship".

The Annuity (Pay-Out) Period

Annuity Benefits

You may elect to change the Maturity Date of Your Contract. The Maturity Date may not be later than the Contract anniversary nearest the Annuitant's 90th birthday (or at an earlier date if required by applicable state law). In general, in order to avoid adverse tax consequences, distributions, either by a partial redemption or by maturing the Contract, from a Contract issued as an IRA or as a TSA or under a qualified plan should begin for the calendar year in which the Annuitant reaches age 70 1/2 and should be made each year thereafter in an amount no less than the Accumulated Value of the Contract at the end of the previous year divided by the applicable life expectancy (see Taxation of Qualified Plans, TSAs and IRAs, for additional information). You may elect to defer the Maturity Date to any permissible date after the previously specified Maturity Date, provided that a written notice within 90 days before the Maturity Date then in effect is received by MML Bay State at the Service Center. You also may elect to advance the Maturity Date to a date prior to the specified Maturity Date or prior to any new Maturity Date You may have selected, provided that written notice is received at MML Bay State's Service Center at least 30 days before the Maturity Date elected. For additional rules regarding TSAs. (See -Tax Sheltered Annuity Redemption Restrictions.)

When Your Contract approaches its Maturity Date You may choose to receive either Fixed Income payments, (referred to as the "Fixed Income Option" in Your Contract), Variable

Monthly Income payments (referred to as the "Variable Income Option" in Your Contract), or a combination of the two. You also may elect to receive the Maturity Value in one sum. If You have made no election within thirty days prior to the Maturity Date, the Contract will automatically pay a Variable Monthly Income under a life income option with payments guaranteed for 10 years.

Payment Options

You may elect either a Fixed or a Variable Monthly Income payment option by submitting a written request in a form satisfactory to MML Bay State. MML Bay State must receive this request at the Service Center 30 days prior to the Maturity Date of the Contract. For a description of payment options from which You (or in some cases a Beneficiary) may choose, You should refer to the Contracts. Generally, once selected, You may not change Your payment option.

Income payments may be received under several different payment options. If the value of a Contract applied to any payment option is less than $2,000 or produces an initial Income payment of less than $20, MML Bay State may discharge its obligation by paying the value applied, less any applicable Sales Charge, in one sum to the person entitled to receive the first annuity payment.

Upon Your request, MML Bay State will endorse a Contract to eliminate or restrict any payment option in order that the plan pursuant to which the Contract is issued remains qualified under the Internal Revenue Code, provided such endorsement is not otherwise contrary to law. MML Bay State may make available payment options in addition to those set forth in the Contract.

You may transfer amounts among the Divisions if the Variable Monthly Income option is selected subject to transfer restrictions described in General Transfer Rules.

Fixed Income Option

If You select a Fixed Income, each payment will be for a fixed dollar amount and will not vary with or reflect the investment performance of the Separate Account. For further information regarding the Fixed Income and the payment options thereunder, You should refer to Your Contract.

Variable Monthly Income Option

If You select a Variable Monthly Income, amounts held in the Fixed Account that are to be used to provide Variable Monthly Income payments will be credited to the MML Money Market Division of the Separate Account unless the Contract Owner instructs MML Bay State otherwise. Each annuity payment will be based upon the value of the Annuity Units credited to Your Contract.

You may transfer among the Divisions no more frequently than once every 3 months under this option. (See - General Transfer Rules for transfer guidelines.)

The number of Annuity Units in each Division to be credited to Your Contract is based on the value of the Accumulation Units in that Division and the applicable Purchase Rate. The Purchase Rate will differ according to the payment option You have elected and takes into account the age, year of birth and sex of the Annuitant. The value of the Annuity Units will vary with, and reflect the investment performance of, each Division to which Annuity Units are credited based on an Assumed Investment Rate of 4% per year. This Rate is a fulcrum rate around which Variable Monthly Income payments will vary. An actual net rate of return for a Division for the month greater than the Assumed Investment Rate will increase Variable Monthly Income payments attributable to that Division. An actual net rate of return for a Division for the month less than the Assumed Investment Rate will decrease Variable Monthly Income payments attributable to that Division.

For a more detailed description of how the value of an Annuity Unit and the amount of Variable Monthly Income payments are calculated, see the Statement of Additional Information.

Fixed-Time Payment Option

If You elect this option, Variable Monthly Income payments will be made for any period selected, up to 30 years. If provided in the payment option election, You may withdraw the full amount, subject to any applicable Sales Charge of the then present value of the remaining unpaid Variable Monthly Income payments. (See - CHARGES AND DEDUCTIONS.) The present value will be calculated using an assumed investment rate of 4% per year unless a lower rate is required by state law. A mortality risk charge continues to be assessed against Contract values under this option. (See - CHARGES AND DEDUCTIONS.)

Life Income Payments

If You elect this option, Variable Monthly Income payments will be made during the lifetime of the Annuitant, either: (1) without any guaranteed number of payments; or (2) with a guaranteed number of payments for 5 or 10 years. Of these two alternatives, alternative (1) offers the maximum level of monthly payments since there is no guarantee of a higher number of payments and no provision for payments to the beneficiary upon the death of the Annuitant. Since there is no such guarantee, however, it would be possible to receive only one annuity payment if the Annuitant died prior to the due date of the second annuity payment, two if he or she died before the third annuity payment date, etc.

Joint-and-Survivor Life Income Payments

If You elect this option, Variable Monthly Income payments will be made during the joint lifetime of the two Annuitants and thereafter during the lifetime of the survivor, either: (1) without a guaranteed number of payments; or (2) with a guaranteed number of payments for 10 years from the date the payments begin.

Joint-and-Survivor Life Income Payments (Two-Thirds to the Survivor)

If You elect this option, Variable Monthly Income payments will be made during the joint lifetime of the two annuitants, and thereafter at two-thirds the prior rate during the lifetime of the survivor, in both cases without a guaranteed number of payments.

Payments After Death of Annuitant

Generally, if a payment option with a guaranteed number of payments is elected, and the Annuitant(s) should die before the guaranteed number of payments have been completed,

MML Bay State will continue making the guaranteed payments to the designated beneficiary.

Special Limitations

Where the Contract is issued pursuant to a TSA, or as an IRA, there are special limitations on the types of payment options which You may elect.

Charges and Deductions

The Separate Account does not bear any expenses other than the charges stated below.

1. Asset Charge

   MML Bay State receives a daily-computed charge against the assets of the Separate Account (the "Asset Charge") for: (1) assuming the risks that (a) its estimates of longevity will turn out to be inadequate, and (b) the Administrative Charge may be insufficient to cover the administrative expenses associated with the Contract; (2) other administrative expenses; and
   (3) the Death Benefit. The Asset Charge is currently equal to 1.40% on an annual basis of the net asset value of the Separate Account assets attributable to the Contracts.

   The mortality and expense risk part of this charge will be computed daily at an annual rate, currently equal to 1.15% of the net asset value of the Separate Account assets attributable to the Contracts (0.30% is for assuming mortality risks and 0.85% is for assuming expense risks). MMLBay State reserves the right to raise this rate up to 1.25%.

   The administrative expense part of this Charge will be computed daily at an annual rate of 0.15%.

   The third component of the Asset Charge is 0.10% assessed to reimburse MML Bay State for the cost of providing the enhanced Death Benefit under the Contract. For more information concerning the enhanced Death Benefit. (See - Annuitant Death Benefit.)

2. Administrative Charge

   In addition to that portion of the Asset Charge assigned to administrative expenses, each year on the Contract anniversary date a charge is imposed against each Contract to reimburse MML Bay State for administrative expenses incurred by MML Bay State during the previous year relating to the issuance and maintenance of the Contract (the "Administrative Charge"). The Administrative Charge is also imposed on death, maturity, or full redemption. The Administrative Charge is currently $30 per year. MML Bay State reserves the right to increase the Administrative Charge up to $50 per year. This charge is not designed to produce a profit and is subject to statutory limitations.

   If a Contract's Accumulated Value is $50,000 or more when the Administrative Charge would be deducted, the Administrative Charge will be waived. This charge will be deducted on a pro rata basis from each Division of the Separate Account and then pro-rata from Segments of the Fixed Account. Deductions from Segments will be made on a first-in, first-out basis.

3. Contingent Deferred Sales Charge

   Sales charges are not deducted at the time a purchase payment is made. Instead, to reimburse MML Bay State for sales expenses including commissions, sales literature and related costs, a Contingent Deferred Sales Charge (the "Sales Charge") may be imposed upon a full or partial redemption, upon maturity, and upon certain death benefits.

   Sales charges are based on the purchase payments made and the time that has passed since we received them. The part of the sales charge related to each purchase payment is a level percentage of that payment during each year since it was paid. For each successive year, the percentage decreases until it becomes zero. Sales charge percentages for each purchase payment are shown in the table below.

                          Sales Charge Percentages

--------------------------------------------------------------------------------
Full Years since payment   0     1     2     3     4     5     6     7 or more
--------------------------------------------------------------------------------
Percentage                 7%    6%    5%    4%    3%    2%    1%            0%
--------------------------------------------------------------------------------

Example:  You make a $1,000 purchase payment on May 10, 1991. The sales charge related to this purchase payment is:
                       $70 from May 10, 1991, through May 9, 1992;
                       $60 from May 10, 1992, through May 9, 1993;
                         :
                       $10 from May 10, 1997, through May 9, 1998;
                       and $0 thereafter.


Subject to the limits stated below, the Sales Charge at any time is based solely on the purchase payments assumed to be redeemed at that time. In determining the Sales Charge, we assume that purchase payments are redeemed in the order in which they are paid. Any amounts in excess of purchase payments are assumed to be redeemed last.

Each Contract Year, You may redeem the following amounts without incurring a Sales Charge:

   (1) all unredeemed purchase payments that are at least seven years old;
       and

   (2) 10% of the purchase payments that are less than seven years old.

   No Sales Charge will be imposed upon a death benefit payable upon the Annuitant's death if the Contract was issued to an Annuitant less than 76 years old. Also a Sales Charge will not be assessed upon a full redemption or maturity of the Contract if all proceeds of the Contract are:

   (1) applied under a variable lifetime payment option or variable fixed-time payment option (with payment for 10 years or more) in the Contract; or

   (2) applied under a fixed or combination fixed-variable lifetime payment option or fixed-time payment option (with payments for 10 years or more) in the Contract and the Annuitant is age 59 1/2 or older.

   The Sales Charge may also be eliminated when an agent of MML Bay State sells a Contract to specified members of his or her family.

   To the extent sales expenses are not covered by the sales charge, they will be recovered from MML Bay State's surplus, which may include proceeds derived from the asset charge described above.

   Any available waiver of a Sales Charge will be applied on a non-discriminatory basis.

4. Premium Taxes

   Several states (and certain municipalities) levy premium taxes on annuities. Currently, no premium tax will be deducted when purchase payments are received; any applicable premium tax will be deducted at the time of redemption, death, maturity or annuitization. MML Bay State reserves the right to deduct premium taxes at the time when a purchase payment is made. Premium tax rates on annuities currently range up to 3.5%.

FUND EXPENSES

The Accumulated Value of the Separate Account reflects the value of shares held in the Oppenheimer Trust and the MML Trust. Each Trust charges certain investment advisery fees and other expenses against the value of each Fund. For a complete description of the expenses and deductions for each Trust, please review the accompanying prospectuses for each Trust.

The Fixed Account and the Market Value Adjustment Feature

The following summarizes certain features of the Fixed Account which is available as part of the Contract in the majority of states during the Accumulation Period. Please review the Prospectus for the Fixed Account before making any allocations to it. The Fixed Account offers different Segments which provide the option of earning interest at one or more Guaranteed Rates on all or a portion of Your Accumulated Value. As of the date of this prospectus, we offer Segments with Guarantee Periods of 1, 3, 5, and 7 years.

You may allocate purchase payments or transfer all or a portion of Your Accumulated Value to one or more Segments of the Fixed Account. Amounts credited to a Segment of the Fixed Account will earn interest at the Guaranteed Rate applicable on the date the amounts are credited. The applicable Guarantee Rate does not change during the Guarantee Period. You may have multiple amounts credited to a single Segment or multiple Segments. We may change the Segments available for allocations of purchase payments, transfers and renewals at any time. The Guaranteed Rate for any Segment may never be less than 3%. Please note that if You allocate sums to the Fixed Account, You will bear the investment risk that such amounts will increase or decrease in value.

The end of a Guarantee Period for a specific amount credited to a Segment is called its Expiration Date. At that time, the Guarantee Period normally "renews" and we begin crediting interest for a new Guarantee Period lasting the same amount of time as the one just ended. The Accumulated Amount then earns interest at the new Guaranteed Rate applicable at the time of renewal. You may also choose different Segments from among those we are then offering, or You may transfer all or a portion of the Accumulated Amount to the Separate Account.

To the extent permitted by law, we reserve the right at any time to offer Segments with Guarantee Periods that differ from those available when Your Contract was issued. We also reserve the right, at any time, to stop accepting new amounts credited, transferred, or renewed for a particular Segment.

Between 75 and 45 days before the end of the Expiration Date for an Accumulation Amount, we will inform You of the Guaranteed Rates being offered and Segments available as of the date of such notice. The Guaranteed Rates on the date of a renewal may be more or less than the rates quoted in such notice.

If Your Accumulated Amount's Segment is no longer available for new amounts credited, or You choose a different Segment that is no longer available, we will try to reach You so that You may make another choice.

If a choice is not made at this point, the Segment with the next shortest Guarantee Period available will be used and if not available, the Segment with the next longest Period will be used.

Market Value Adjustment

Any withdrawal of Your Accumulated Amount will be subject to a Market Value Adjustment ("MVA") unless the effective date of the withdrawal is within 30 days prior to the end of a Guarantee Period. For this purpose, redemptions, transfers, death benefits based on a Contract Owner's death, and maturity amounts are treated as withdrawals. The MVA is an adjustment that will be applied to the amount being withdrawn which is subject to the MVA, after the deduction of any applicable Administrative Charge and before the deduction of any applicable Sales Charge. The MVA can be positive or negative. The amount being withdrawn after application of the MVA can therefore be greater than or less than the amount withdrawn before application of the MVA.

The MVA will reflect the relationship between the Current Rate (as defined below) for the Accumulated Amount being withdrawn and the Guaranteed Rate. It also reflects the time remaining in the applicable Guarantee Period. Generally, if the Guaranteed Rate is lower than the applicable Current Rate, then the application of the MVA will result in a lower payment upon withdrawal. Similarly, if the Guaranteed Rate is higher than the applicable Current Rate, the application of the MVA will result in a higher payment upon withdrawal.

The Market Value Adjustment which is applied to the amount being withdrawn is determined by using the following formula:

                                   n
                         [(1 + i) ---      ]
          MVA = Amount X [------  365  - 1 ]
                         [(1 + j)          ]


where,

Amount is the amount being withdrawn from a given accumulated amount less any applicable administrative charges.

i, is the Guaranteed Rate being credited to the Accumulated Amount subject to the MVA.

j, the "Current Rate," is the Guaranteed Rate, available as of the effective date of the application of the MVA, for current allocations to the Segment with a Guarantee Period equal to the time remaining to the Expiration Date for the amount being withdrawn rounded to the next higher number of complete years.

n, is the number of days remaining in the Guarantee Period of the amount subject to the MVA.

In the determination of "j," if MML Bay State currently does not offer the applicable Segment, we will determine "j" above using a method as described in the Statement of Additional Information.

Distribution

Effective May 1, 1996, MML Distributors, LLC ("MML Distributors"), 1414 Main Street, Springfield, MA 01144-1013, became the principal underwriter of the Contracts pursuant to an Underwriting and Servicing Agreement to which MML Distributors, MML Bay State and the Separate Account are parties. Prior to May 1, 1996, MML Investors Services, Inc. ("MMLISI"), also located at 1414 Main Street, Springfield, MA 01144-1013, served as the principal underwriter of the Contracts. Effective May 1, 1996, MMLISI serves as the co-underwriter of the Contracts. Both MML Distributors and MMLISI are registered with the Securities and Exchange Commission (the "SEC") as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. (the "NASD"). The maximum commission a broker-dealer will receive is 6.25%.

MML Distributors may enter into selling agreements with other broker-dealers which are registered with the SEC and are members of the NASD ("selling brokers"). Contracts are sold through agents who are licensed by state insurance officials to sell the Contracts. These agents are also registered representatives of selling brokers or of MMLISI.

Additionally, Oppenheimer Funds Distributor, Inc. ("OFDI"), a subsidiary of OFI, and MML Distributors have entered into an agreement pursuant to which OFDI has agreed to promote sales of the product through wholesale distribution arrangements with such broker-dealers. Registered representatives of the particular broker-dealer, who are also properly licensed to sell MassMutual products, may make such sales.

MML Distributors does business under different variations of its name;
including the name MML Distributors, L.L.C. in the states of Illinois, Michigan, Oklahoma, South Dakota and Washington; and the name MML Distributors, Limited Liability Company in the states of Maine, Ohio and West Virginia.

From time to time, OFDI may enter into special arrangements with broker-dealers which may provide for the payment of higher compensation to such broker-dealers in connection with the sale of Contracts. Prospective purchasers of the Contracts will be informed of such arrangements prior to the completion of the sale of the Contracts.

Miscellaneous Provisions

Termination of Liability

MML Bay State's liability under a Contract terminates on the death of the Contract Owner or Annuitant(s) and on the completion of any guaranteed payments. There is no liability for any proportionate monthly annuity payment from the date of the last payment to the date of death.

Adjustment of Units and Unit Values

MML Bay State reserves the right in its sole discretion to split or consolidate the number of Accumulation Units or Annuity Units for any Division of the Separate Account and correspondingly decrease or increase the Accumulation or Annuity Unit values for any such Division whenever it deems such action to be desirable. Any such adjustment will have no adverse effect on rights under the Contracts.

Periodic Statements

While the Contract is in force prior to the Maturity Date and before the death of the Annuitant, MML Bay State will furnish to the Contract Owner at least semiannually a status report showing the number of Accumulation Units credited to each Division of the Separate Account, the corresponding Accumulation Unit values, the value of amounts in the FixedAccount (if available) and the Accumulated Value of the Contract.

CONTRACT OWNER'S VOTING RIGHTS

As long as the Separate Account continues to operate as a unit investment trust under the Investment Company Act of 1940, the Contract Owner during the lifetime of the Annuitant, or the beneficiary after the Annuitant's death, will be entitled to give instructions as to how the shares of the Funds held in the Separate Account (or other securities held in lieu of such shares) deemed attributable to the Contract should be voted at meetings of shareholders of the Funds or the Trusts. Those persons entitled to give voting instructions will be determined as of the record date for the meeting.

The number of Fund shares held in the Separate Account deemed attributable to a Contract prior to its Maturity Date and during the lifetime of the Annuitant will be determined on the basis of the value of Accumulation Units credited to the Contract in the corresponding Division of the Separate Account as of the record date. After the Maturity Date or after the death of the Annuitant, the number of Fund shares deemed attributable to the Contract will be based on the liability for future Variable Monthly Annuity payments under the Contract as of the record date and thus the voting rights will decrease as payments are made.

Contract Owners or beneficiaries will receive proxy material and a form with which voting instructions may be given. Fund shares held by the Separate Account as to which no effective instructions have been received or which are attributable to assets transferred from MML Bay State's general account will be voted for or against any proposition in the same proportion as the shares as to which instructions have been received.

In situations where the Annuitant is not the Contract Owner, the Annuitant will have the right to instruct the Contract Owner with respect to the votes attributable to any vested interest the Contract Owner has in the Contract. MML Bay State's obligation in this instance will be to make available to the Contract Owner copies of the proxy material for distribution to the Annuitant. Votes representing interests as to which the Contract Owner is not instructed may, in turn, be voted by the Contract Owner in his discretion.

RESERVATION OF RIGHTS

MML Bay State may, at any time, make any change in a Contract to the extent that such change is required in order to make the Contract conform with any law or regulation issued by any governmental agency to which MML Bay State is subject. If shares of any Fund should not be available, or, if in the judgment of MML Bay State, investment in shares of a Fund is no longer appropriate in view of the purposes of a Division of the Separate Account, shares of other series of the Trusts or of other registered, open-end investment companies may be substituted for such Fund shares. Payments received after a date specified by MML Bay State may be applied to the purchase of shares of another Trust series or investment company in lieu of shares of that Fund. Additionally, if in the judgment of MML Bay State, investment in shares of a Fund is no longer appropriate, MML Bay State reserves the right to withdraw availability of a Division of the Separate Account for further amounts being credited. In any event, approval of the SEC must be obtained. MML Bay State reserves the right to change the name of a Separate Account or to add Divisions to the Separate Account for the purpose of investing in additional investment vehicles. Additionally, we reserve the right to terminate the Contract: (a) if no purchase payment has been received for at least two consecutive years measured from the date we received the last purchase payment; and (b) if the Accumulated Value less any deduction we would make for premium taxes, the Cash Redemption Value and the unredeemed premium payments are all less than $2,000. Before exercising this right, we will provide You with written notice of our decision.

Federal Tax Status

Introduction

The ultimate effect of federal income taxes on the value of the Contract, on annuity payments, and on the economic benefit to the Contract Owner, Annuitant or beneficiary depends on a variety of factors including the type of retirement plan for which the Contract is purchased and the tax and employment status of the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser for complete information and advice. No attempt is made to consider any applicable state or other local tax laws. Moreover, the discussion herein is based upon MML Bay State's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service ("IRS").

Tax Status of MML Bay State

Under existing federal law, no taxes are payable by MML Bay State on investment income and realized capital gains of the Separate Account credited to the Contracts. Accordingly, MML Bay State does not intend to make any charge to the Separate Accounts to provide for company income taxes. MML Bay State may, however, make such a charge in the future if an unanticipated construction of current law or a change in law results in a company tax liability attributable to the Separate Account.

MML Bay State may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes attributable to the Separate Account may be made.

Taxation of Contracts in General

Under Section 817(h) of the Internal Revenue Code (the "Code") a Contract
(other than one used in a tax-qualified retirement plan) will not be treated as an annuity contract and will be taxed on the annual increase in earnings if, as of the end of any quarter, the Funds, or the Fund on which the Contract is based are not adequately diversified in accordance with regulations prescribed by the Treasury Department. It is anticipated that the Trusts will comply with the Code's diversification requirements.

Subject to certain annuity distribution rules (see - Annuity Distribution
Rules of Section 72(s)), annuity payments under the Contracts are taxable under
Section 72 of the Code. For contributions made after February 28, 1986, a Contract Owner that is not a natural person will be taxed on the annual increase in the earnings of a Contract unless the Contract Owner holds the Contract as agent for a natural person. Otherwise, increases in the value of a Contract are not subject to tax until actually or constructively received.

Amounts received prior to the Maturity Date from Contracts not under tax qualified arrangements (see - Taxation of Qualified Plans TSAs and IRAs, for a discussion of Contracts used in the qualified plan market) are subject to tax to the extent of any earnings or gains in the Contract; amounts received which are in excess of such earnings or gains are considered a return of capital. Similarly, amounts borrowed upon the Contract will be treated as amounts received under the Contract and will be taxable to the same extent. If an individual Contract Owner transfers ownership, for other than full and adequate consideration, the Contract Owner will be taxed on the transfer as though he or she had taken a full redemption of the Contract. For Contracts entered into after October 21, 1988, all annuity contracts issued by the same insurer and its affiliates to the same Contract Owner within the same calendar year must be aggregated in determining the amount of gain realized on a withdrawal from any one.

If the Contract is obtained in a tax-free exchange of contracts under Section 1035 of the Code, different tax rules may apply. If a distribution prior to the Maturity Date of a contract obtained in such an exchange is entirely attributable to investments in the surrendered contract prior to August 14, 1982, the distribution will first be considered a return of capital to the extent of those investments and only the amounts received in excess of those investments will be regarded as taxable earnings or gains.

Penalty Taxes

In addition to the foregoing tax consequences, certain distributions under the Contract will be subject to a penalty tax under Code Section 72(q) (for non-tax qualified Contracts) or 72(t) (for Contracts in tax qualified plans see - Taxation of Qualified Plans, TSAs and IRAs) of 10% of the amount of the distribution that is includable in gross income. However, the following distributions from non-tax qualified Contracts currently are not subject to the penalty tax: (1) withdrawals made after the Contract Owner is 59 1/2 years old;
(2) payments made to a beneficiary (or to the estate of the Contract Owner) on or after the death of the Contract Owner; (3) payments attributable to a Contract Owner becoming disabled; or (4) substantially equal periodic payments made (at least annually) for the lifetime (or life expectancy) of the Contract Owner or for the joint lifetimes (or joint life expectancies) of the Contract Owner and the beneficiary.

When monthly annuity payments commence, they are taxable as ordinary income in the year of receipt to the extent that they exceed that portion of the "Investment in the Contract" allocable to that year. The Investment in the Contract will equal the gross amount of purchase payments made under the Contract less any amount that was previously received under the Contract but was not included in gross income. The Investment in the Contract would also be increased by any amount that was previously included in gross income under the Contract but was not received. This amount, divided by the anticipated number of monthly annuity payments, gives the "excludable amount," which is the portion of each annuity payment considered to be a return of capital and, therefore, not taxable. Under this exclusion ratio,the total amount excluded from payments actually received is limited to the Investment in the Contract. The rules for determining the excludable amount are contained in Section 72 of the Code and regulations thereunder and require adjustment when the payment option elected provides a feature such as a guaranteed number of payments.

Annuity Distribution Rules of Section 72(s)

Annuity distribution requirements are imposed under Section 72(s) of the Code. MML Bay State understands that these requirements do not apply to Contracts issued to or under Qualified Plans.

Under Section 72(s), a Contract will not be treated as an annuity subject to
Section 72 of the Code, unless it provides for certain required distributions from and after the date of death of the Contract Owner. The Contracts will be endorsed before issue to provide that annuity payments be made only in accordance with these distribution requirements, as applicable.

Tax Withholding

Certain tax withholding is imposed on payments that are made under the Contracts (for Contracts in tax qualified plans, see - Taxation of Qualified Plans, TSAs and IRAs). Withheld amounts do not constitute an additional tax, but are fully creditable on the individual tax return of each payee who is affected by tax withholding. Furthermore, no payments will be subject to the withholding if (1) it is reasonable to believe that the payments are not includable in gross income, or (2) the payee elects not to have withholding apply. The payee may make such an election either by filing an election form with MML Bay State or, in the case of redemptions, by following procedures that MML Bay State has established to afford payees an opportunity to elect out of withholding. These forms and procedures will be provided to payees by MML Bay State upon a request for payment.

Unless the Payee elects not to have withholding apply (for Contracts in tax qualified plans see - Taxation of Qualified Plans, TSAs and IRAs), MML Bay State is required to withhold, for federal income tax purposes, 10% of the taxable portion of any redemption payment or non-periodic distribution under the Contracts. Periodic annuity payments under the Contracts are subject to withholding at the payee's wage base rate. If the payee of these annuity payments does not file an appropriate withholding certificate (obtainable from any local IRS office) with MML Bay State, it will be presumed that the payee is married claiming three exemptions.

Tax Reporting

MML Bay State is required to report all taxable payments and distributions to the IRS and to the payees. Payees will receive reports of taxable payments and distributions by January 31 of the year following the year of payment.

Taxation of Qualified Plans, TSAs and IRAs

The tax rules applicable to participants in retirement plans that qualify for special federal income tax treatment ("Qualified Plans") vary according to the type of plan and its terms and conditions.

Increases in the value of a Contract are not subject to tax until received by the employee or his beneficiary. Monthly annuity payments under Qualified Plans are taxed as described above (see -TAXATION OF CONTRACTS IN GENERAL, except that the "investment in the Contract" under a Qualified Plan is normally the gross amount of purchase payment made by the employee under the Contract or made by the employer on the employee's behalf and included in the employee's taxable income when made.

If the Annuitant receives a distribution that qualifies as a "lump sum distribution" under the Code, he or she may be eligible for special "5-year averaging" treatment of the funds received (or "10-year averaging" treatment if he or she was age 50 or older on January 1, 1986). TSAs and IRAs are not eligible for the special treatment under the "lump sum distribution" rules. Effective for calendar years beginning January 1, 2000, five year averaging of lump-sum distributions will no longer be available.

Certain TSA contributions may not be distributed to the Annuitant until age
59 1/2, death, disability, separation of service or hardship. (See - Redemption Privileges.) Distributions from Qualified Plans, IRAs and TSAs may be subject to a 10% penalty tax on amounts withdrawn before age 59 1/2. However, the following distributions from Qualified Plans (and TSAs and IRAs except as otherwise noted) are not subject to the penalty: (1) payments made to a beneficiary (or the estate of an Annuitant) on or after the death of the Annuitant; (2) payments attributable to an Annuitant becoming disabled; (3) substantially equal periodic payments made (at least annually) for the lifetime (or life expectancy) of the Annuitant or for the joint lifetimes (or joint life expectancies) of the Annuitant and the beneficiary (for Qualified Plans and TSAs, payments can only begin after the employee separates from service); (4) payment for certain medical expenses; (5) payment after age 55 and separation from service (not applicable to IRAs); (6) payments to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (not applicable to IRAs). Excess retirement accumulations may be subject to a 15% penalty tax. Excess distributions may be subject to a 15% excise tax (this provision is suspended for 1997, 1998 and 1999); and (7) effective for calendar years beginning January 1, 1997, withdrawals from IRAs by certain unemployed persons for payment of health insurance premiums.

IRAs are subject to limitations on the amount that may be contributed. The deductibility of contributions by individuals or their spouses who are active participants in an employer-maintained pension or profit-sharing plan may be reduced based on the individual's adjusted gross income. In addition, certain distributions from Qualified Plans and TSAs may be placed into an IRA on a tax-deferred basis.

In general, tax law requires that minimum distributions be made from Qualified Plans by 5% owners, and IRAs beginning at age 70 1/2, and from all others in Qualified Plans and TSAs at the later of age 70 1/2 or when the employee retires. To avoid penalty taxes of 50 percent or more, required distributions, including distributions which should have been distributed in prior years, should not be rolled over to IRAs.

Distributions from Qualified Plans and TSAs are subject to mandatory federal income tax withholding. MML Bay State is required to withhold 20% when a payment from a Qualified Plan or TSA is an "eligible rollover distribution" and such payment is not directly rolled over to another Qualified Plan, TSA or IRA. In general, an "eligible rollover distribution" is any taxable distribution other than: (1) payments for the life (or life expectancy) of the Annuitant, or for joint life (or joint life expectancies) of the Annuitant and the beneficiary;
(2) payments made over a period of ten years or more; and (3) required minimum distributions (see above). Plan administrators should be able to tell Annuitants what other payments are not "eligible rollover distributions".

Taxable distributions that are not "eligible rollover distributions" are subject to the withholding rules for annuities (See - Tax Withholding.)

Performance Measures

MML Bay State may show the performance under the Contracts in the following ways:

Standardized Average Annual Total Return

Except for Divisions of the Separate Account which have been in existence for less than one year, MML Bay State will show the Standardized Average Annual Total Return for a Division of the Separate Account which, as prescribed by the rules of the SEC, is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The Standardized Average Annual Total Return assumes a single $1000 payment made at the beginning of the period and full redemption at the end of the period. It reflects a deduction for the Sales Charge, the annual administrative charge and all other Fund, Separate Account, and Contract level charges except premium taxes, if any. The annual Administrative Charge will be apportioned among the Divisions of the Separate Account based upon the percentages of Contracts investing in each of the Divisions.

For Divisions of the Separate Account which have been in existence for less than one year, MassMutual will show the aggregate total return as permitted by the SEC. The aggregate total return assumes a single one thousand dollar payment made at the beginning of the period and full redemption at the end of the period. It reflects the change in unit value and a deduction of the contingent deferred sales charge.

Additional Performance Measures

The performance figures discussed below may be calculated on the basis of the historical performance of the Funds, and may assume that the Contracts were in existence prior to the Inception Date (which they were not). Beginning the date that the product became available to for sale to the public, actual Accumulation Unit Values will be used for the calculations. Such Accumulation Unit Values will be accompanied by the Standardized Average Annual Total Return described above.

The difference between the first set of additional performance measures, PERCENTAGE CHANGE and ANNUALIZED RETURNS on Accumulation Unit Values, and the second set, the NON-STANDARDIZED ANNUAL and AVERAGE ANNUAL TOTAL RETURNS, is that the second set is based on specified premium patterns and includes the deduction of the annual Administrative Charge, whereas the first set does not. Additional details are described below.

ACCUMULATION UNIT VALUES: PERCENTAGE CHANGE AND ANNUALIZED RETURNS

MML Bay State will show the PERCENTAGE CHANGE in the value of an Accumulation Unit for a Division of the Separate Account with respect to one or more periods. The ANNUALIZED RETURN, or average annual change in Accumulation Unit Values, may also be shown with respect to one or more periods. For a one year period, the Percentage Change and the Annualized Return are effective annual rates of return and are equal. For periods greater than one year, the Annualized Return is the effective annual compounded rate of return for the periods stated. Since the value of an Accumulation Unit reflects the Separate Account and Trust expenses (see Table of Fees and Expenses), the Percentage Change and Annualized Returns also reflect these expenses. These percentages, however, do not reflect the annual Administrative Charge and the Sales Charge or premium taxes (if any), which if included would reduce the percentages reported. For periods of less than one year, the percentage change in accumulation unit value may be shown.

The NON-STANDARDIZED ANNUAL TOTAL RETURN and the NON-STANDARDIZED AVERAGE
ANNUAL TOTAL RETURN reflect a deduction for the annual Administrative Charge as well as reflecting deductions for the Separate Account expenses and the expenses of the Trusts. They are based on specified premium patterns which produce the resulting Accumulated Values. They do not include Sales Charges or premium taxes (if any), which would reduce the percentages reported.

The NON-STANDARDIZED ANNUAL TOTAL RETURN for a Division is the effective annual rate of return that would have produced the ending Accumulated Value, as of the stated one-year period.

The NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN for a Division is the effective annual compounded rate of return that would have produced the ending Accumulated Value over the stated period had the performance remained constant throughout.

Note: The NON-STANDARDIZED ANNUAL TOTAL RETURN will be less than the NON-STANDARDIZED ANNUALIZED RETURN on Accumulation Unit values for the same period due to the effect of the annual Administrative Charge. Additionally, the magnitude of this difference will depend on the size of the Accumulated Value from which the Annual Administrative Charge is deducted.

YIELD AND EFFECTIVE YIELD. MML Bay State may also show yield and effective yield figures for the Money Market and Money Fund Divisions of the Separate Account. "Yield" refers to the income generated by an investment in the Money Market and Money Fund Divisions over a seven-day period, which is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in these divisions is assumed to be re-invested. Therefore the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. These figures will reflect a deduction for Fund, Separate Account, and certain Contract level charges, and the Annual Administrative Charge assuming such Contract remains in force. The Administrative Charge is based on a hypothetical contract where such charge is applicable. These figures do not reflect the Sales Charge or premium taxes, (if any), which if included would reduce the yields reported.

The performance measures discussed above reflect results of the Funds and are not intended to indicate or predict future performance. For more detailed information, see the Statement of Additional Information.

Performance information for the Separate Account Divisions may be: (a) compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc. a nationally recognized independent reporting service or similar services that rank mutual funds and other investment companies by overall performance, investment objectives and assets; (b) tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria; and (c) included in data bases that produce reports and illustrations by organizations such as CDA Weisenberger. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

Additional Information

For further information about the Contracts, You may obtain a Statement of Additional Information prepared by MML Bay State.

The Table of Contents of this Statement is as follows:

1. General Information and History

2. Service Arrangements and Distribution

3. Contract Value Calculations and Annuity Payments

4. Performance Measures

5. Reports of Independent Accountants and Financial Statements.

Section 5 of the Statement of Additional Information contains financial statements for MML Bay State.

This Prospectus sets forth the information about Separate Account 1 that a prospective investor ought to know before investing. Certain additional information about the Separate Accounts is contained in a Statement of
Additional Information dated May 1, 1997 which has been filed with the
Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information appears on page 21 of this Prospectus. To obtain a copy, return this request form to the address shown below or telephone 1-800-258-4511.
 ................................................................................

To:  MassMutual and Affiliated Companies Service Center
     Continuum Administrative Services Corporation
     301 West 11th Street
     Kansas City, MO 64105

Please send me a Statement of Additional Information for LifeTrust.

Name
          ----------------------------------------------------------------
Address
          ----------------------------------------------------------------

          ----------------------------------------------------------------
City                            State                     Zip
          ---------------------       -------------------     ------------

Telephone
          ----------------------------------------------------------------

                  OppenheimerFunds LifeTrust Variable Annuity

                             ---------------------------
                     MML BAY STATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)



               MML BAY STATE VARIABLE ANNUITY SEPARATE ACCOUNT 1
                                 (REGISTRANT)
                      STATEMENT OF ADDITIONAL INFORMATION
                      -----------------------------------

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of MML Bay State Variable Annuity Separate Account 1 dated May 1, 1997 (the "Prospectus"). The Prospectus may be obtained from the MML Bay State Service Center, c/o ALLIANCE-ONE Services, L.P., 301 West 11th Street, Kansas City, MO (800) 258-4511


                                   May 1, 1997




                               TABLE OF CONTENTS


General Information and History..............................................................................2

Service Arrangements and Distribution........................................................................5

Contract Value Calculations For
Amounts Allocated to an Investment
Division of a Separate Account...............................................................................7

Performance Measures........................................................................................11

Reports of Independent
Accountants and Financial
Statements.........................................................................................Final Pages

                        GENERAL INFORMATION AND HISTORY


                                 MML Bay State
                                 -------------


MML Bay State Life Insurance Company ("MML Bay State") is a corporation established under the laws of Missouri. Formerly known as Western Life Insurance Company of America, its name was changed to MML Bay State following the purchase by Massachusetts Mutual Life Insurance Company ("MassMutual") of all of the Company's issued and outstanding stock. MML Bay State is licensed to transact a life, accident and health insurance business in all states except New York. As of February 28, 1997, MML Bay State has obtained approval to write variable annuity business in 44 states and the District of Columbia, and currently plans to seek such authority in all states except for New York.

MML Bay State's Home Office is located in Jefferson City, Missouri. The Service Center for Contracts is located at ALLIANCE-ONE Services, L.P., Kansas City, MO.


MassMutual currently plans to redomesticate MML Bay State from the State of Missouri to the State of Connecticut. MassMutual believes that the proposed redomestication will not adversely effect policy owners.


                            OppenheimerFunds, Inc.
                            ----------------------

OppenheimerFunds, Inc. ("OFI") is a corporation organized under the laws of the state of Colorado. It has operated as an investment adviser since April 30, 1959. It (including a subsidiary) currently advises U.S. investment companies with assets aggregating over $62 billion as of December 31, 1996, and having over 3 million shareholder accounts. OFI is owned by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of OFI, and ultimately controlled by MassMutual.


                             The Separate Account
                             --------------------

MML Bay State Variable Annuity Separate Account 1 (the "Separate Account") was established as a separate investment account of MML Bay State on January 14, 1994, in accordance with the provisions of Chapter 309.376 of Missouri Statutes. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. A unit investment trust is a type of investment company which invests its assets in the shares of one or more management investment companies rather than directly in its own portfolio of investment securities. Registration under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Separate Account or of MML Bay State. Under Missouri law, however, both MML Bay State and the Separate Account are subject to regulation by the Insurance Department of the State of Missouri.

The Separate Account is divided into thirteen Divisions. Four of the Divisions (MML Equity, MML Managed Bond, MML Blend, and MML Money Market) invest in corresponding shares of MML Series Investment Fund ("MML Trust"). The remaining nine Divisions (Oppenheimer Money, Oppenheimer High Income, Oppenheimer Bond, Oppenheimer Capital Appreciation, Oppenheimer Growth, Oppenheimer Multiple Strategies, Oppenheimer Global Securities, Oppenheimer Strategic Bond, and Oppenheimer Growth & Income) invest in corresponding shares of Oppenheimer Variable Account Funds (the "Oppenheimer Trust" and collectively with MML Trust, the "Trusts"). MML Bay State reserves the right to add additional divisions or separate accounts. The value of both Accumulation Units (see "The Accumulation
                                                         ---
(Pay-In) Period" section in the prospectus) and Annuity Units (see "The Annuity
                                                               ---
(Pay Out) Period" section in the prospectus) in each Division reflects the investment results of its underlying Fund.

Although the assets of the Separate Account are assets of MML Bay State, assets of the Separate Account equal to the reserves and other annuity contract liabilities which depend on the investment performance of the Separate Account are not chargeable with liabilities arising out of any other business MML Bay State may conduct. The income and capital gains and losses, realized or unrealized, of each Division of a Separate Account are credited to or charged against such Division without regard to the income and capital gains and losses of the other Divisions or other accounts of MML Bay State. All obligations arising under MML Bay State Variable Annuity Contracts (the "Contracts"), however, are general corporate obligations of MML Bay State.

                                  The Trusts
                                  ----------

1.    The MML Trust
      -------------

The MML Trust is a no-load, open-end management investment company consisting of five separate series of shares. The Separate Account invests in MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund, and MML Blend Fund (the "MML Funds") each of which has its own investment objectives and policies. MassMutual organized the MML Trust for the purpose of providing vehicles for the investment of assets held in various separate investment accounts, including the Separate Account, established by MassMutual or its life insurance company subsidiaries such as MML Bay State. A statement of additional information concerning the MML Trust is available upon request from the Service Center.


2.    The Oppenheimer Trust
      ---------------------

The Oppenheimer Trust is an open-end, diversified management investment company consisting of the following funds: Oppenheimer Global Securities Fund, Oppenheimer High Income Fund, Oppenheimer Money Fund, Oppenheimer Strategic Bond Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Multiple Strategies Fund, Oppenheimer Bond Fund, Oppenheimer Growth Fund, and Oppenheimer Growth & Income Fund. Each of these funds is available to Contract Owners. The Oppenheimer Trust was organized for the purpose of providing funds to variable life and annuity contracts, and exemptive relief permitting such sales has been obtained from the Securities and Exchange Commission ("SEC"). Shares of the Trusts are not available to the public. A statement of additional information concerning the Oppenheimer Trust is available upon request from the Service Center.

3.    General Information Concerning the Trusts
      -----------------------------------------

A Separate Account purchases and redeems shares of specified funds at their net asset value without the imposition of any sales or redemption charge. Distributions made on the shares of each Fund held by a Division of a Separate Account are immediately reinvested in shares of a corresponding Fund at net asset value, which shares are added to the assets of the appropriate Division of the Separate Account. MassMutual serves as investment manager of each of the MML Funds pursuant to separate investment management agreements executed by MassMutual and each of the MML Funds. Concert Capital Management, Inc. ("Concert") served as the investment sub-advisor to MML Equity Fund and the Equity Sector of the MML Blend Fund from 1993-1996. Concert merged with and into David L. Babson & Company, Inc. ("Babson") effective December 31, 1996. Both Concert and Babson are wholly-owned subsidiaries of Babson Acquisition Corporation, which is a controlled subsidiary of MassMutual. Thus, effective January 1, 1997, Babson serves as the investment sub-advisor to MML Equity Fund and the Equity Sector of the MML Blend Fund. Both MassMutual and Babson are registered as investment advisers under the Investment Advisers Act of 1940.

OFI serves as investment adviser to the Funds of the Oppenheimer Trust. OFI is registered as an investment adviser under the Investment Advisers Act of 1940. The Prospectus and Statement of Additional Information for both the MML Trust and the Oppenheimer Trust contain a description of their respective Funds, their investment objectives, policies and restrictions, their expenses, the risks attendant therein, and aspects of their operation.

                              Possible Conflicts
                              ------------------

1.    MML Trust
      ---------

Assets of Massachusetts Mutual Variable Life Separate Accounts I and II and MML Bay State Variable Life Separate Account I are invested in the MML Funds. Because Massachusetts Mutual Variable Annuity Separate Account 1, 2, and 3 and MML Bay State Variable Annuity Separate Account 1 are also invested in the MML Funds, it is possible that material conflicts could arise between owners of the Contracts and owners of variable life insurance policies funded by the separate accounts listed above. Possible conflicts could arise if: (i) state insurance regulators should disapprove of or require changes in investment policies, investment advisers or principal underwriters, or if MassMutual or MML Bay State should be permitted to act contrary to actions approved by holders of the variable life insurance policies under rules of the SEC; (ii) adverse tax treatment of the Contracts or other variable contracts would result from using the same Funds; (iii) different investment strategies would be more suitable for the Contracts than for other variable contracts; or (iv) state insurance laws or regulations or other applicable laws would prohibit the funding of variable annuity separate accounts and variable life separate accounts by the same MML Funds. The Board of Trustees of the MML Trust will follow monitoring procedures which have been developed to determine whether material conflicts have arisen. Such Board will have a majority of Trustees who are not interested persons of the MML Trust, and determinations whether or not a material conflict exists will be made by a majority of such disinterested Trustees. If a material irreconcilable conflict exists, MML Bay State and MassMutual will take such action at their own expense as may be required to cause Massachusetts Mutual Variable Life Separate Accounts I and II and MML Bay State Variable Life Separate Account I to be invested solely in shares of mutual funds which offer their shares exclusively to variable life insurance separate accounts unless, in certain cases, the holders of both the variable life insurance policies and the variable annuity contracts vote not to effect such segregation.

2.    Oppenheimer Trust
      -----------------

The Oppenheimer Trust was established for use as an investment vehicle by variable contract separate accounts such as the Separate Accounts. Accordingly, it is possible that a material irreconcilable conflict may develop between the interests of Contract Owners and other separate accounts investing in the Oppenheimer Trust. The Board of Trustees of the Oppenheimer Trust (the "Board") will monitor the Oppenheimer Funds for the existence of any such conflicts. If it is determined that a conflict exists, the Board will notify MML Bay State and appropriate action will be taken to eliminate such irreconcilable conflict. Such steps may include: (1) withdrawing the assets allocable to some or all of the separate accounts from the particular Oppenheimer Fund and reinvesting such assets in a different investment medium, including (but not limited to) another Oppenheimer Fund; (2) submitting the question to whether such segregation should be implemented to a vote of all affected Contract Owners; and (3) establishing a new registered management investment company or managed separate account.



                            Assignment of Contract
                            ----------------------

MML Bay State will not be charged with notice of any assignment of a Contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and MML Bay State receives at its Service Center a true copy thereof. MML Bay State assumes no responsibility for the validity of any assignment.

While the Contracts are generally assignable, all non-tax qualified Contracts must carry a non-transferability endorsement which precludes their assignment. For qualified Contracts, the following exceptions and provisions should be noted:
         (1) No person entitled to receive annuity payments under a Contract or part or all of the Contract's value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the Contract Owner given during the Annuitant's lifetime and received in good order by MML Bay

State at its Service Center. To the extent permitted by law, no Contract nor any proceeds or interest payable thereunder will be subject to the Annuitant's or any other person's debts, contracts or engagements, nor to any levy or attachment for payment thereof;
         (2) If an assignment of a Contract is in effect on the maturity date, MML Bay State reserves the right to pay to the assignee in one sum the amount of the Contract's maturity value to which he is entitled, and to pay any balance of such value in one sum to the Contract Owner, regardless of any payment options which the Contract Owner may have elected. Moreover, if an assignment of a Contract is in effect at the death of the Annuitant or Owner prior to the maturity date, MML Bay State will pay to the assignee in one sum, to the extent that he or she is entitled, the death benefit available under the Contract. Please consult The Death Benefit section of the prospectus for more information;
               -----------------
         (3) Contracts used in connection with annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("tax-sheltered annuities" or "TSAs") must be endorsed to provide that they are non-transferable; and
         (4) Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such Contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than MML Bay State, except to a former spouse of the Annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

                          RESTRICTIONS ON REDEMPTION

Redemptions of TSAs may be restricted as required by Section 403(b) (11) of the Internal Revenue Code (see, "Tax-Sheltered Annuity Redemption Restrictions" in the prospectus for details). In restricting any such redemption, MassMutual relies on the relief from sections 22(e), 27(c) and 27(d) of the Investment Company Act of 1940 granted in American Council of Life Insurance [1988 Transfer Binder] Fed. Sec. L. Rep (CCH) 78,904 (November 22, 1988) (the "No Action Letter"). In relying on such relief, MassMutual hereby represents that it complies with the provisions of paragraphs (1) - (4) as set forth in the No Action Letter.

                     SERVICE ARRANGEMENTS AND DISTRIBUTION


                            Independent Accountants
                            -----------------------

The financial statements of the Separate Account and the statutory financial statements of MML Bay State included in this Statement of Additional Information have been included herein in reliance on the reports of Coopers & Lybrand L.L.P., Springfield, Massachusetts 01101, independent accountants, given on the authority of that firm as experts in accounting and auditing. Coopers & Lybrand's report includes explanatory paragraphs relating to the use of statutory accounting practices rather than generally accepted accounting principles.

                        Distribution and Administration
                        -------------------------------


Effective May 1, 1996, MML Distributors, LLC ("MML Distributors"), a wholly-owned subsidiary of MassMutual, became the principal underwriter for the contract pursuant to an Underwriting and Servicing Agreement among MML Bay State, MML Distributors and the Separate Account. Prior to May 1, 1996, MML Investors Services, Inc. ("MMLISI"), also a wholly-owned subsidiary of MassMutual, served as principal underwriter for the Separate Account. Effective May 1, 1996, MMLISI serves as co-underwriter for the Separate Account.

MML Distributors may enter into selling agreements with other broker-dealers which are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. ("selling brokers"). The Contract is sold through agents who are licensed by state insurance department officials to sell the Contract. These agents are also registered representatives of selling brokers or MMLISI. The Contract will be offered on a continuous basis in certain states where MML Bay State has the authority to write variable annuity business and the Contract has been approved.

Pursuant to the Underwriting and Servicing Agreement, both MML Distributors and MMLISI will receive compensation for their activities as underwriters for each Separate Account. Compensation paid to MMLISI in 1996 was $15,000. Compensation paid to MML Distributors in 1996 was $17,217. Commissions will be paid through MMLISI and MML Distributors to agents and selling brokers for selling the Contracts. During 1996, 1995 and 1994, such payments amounted to $10,362,608, $2,899,557 and $2,061 respectively.

An Administration Agreement among MassMutual, MML Bay State, ALLIANCE-ONE Services, L.P. ("ALLIANCE-ONE") and the Separate Account has been entered into pursuant to which ALLIANCE-ONE has agreed to provide: all services required for the administration of those Contracts which depend in whole or in part on the investment performance of the Separate Account. Additionally, pursuant to such Agreement, ALLIANCE-ONE will keep such other records as may be mandated by state and federal laws and regulations. ALLIANCE-ONE will operate MML Bay State's Service Center and will respond to Contract Owner inquiries concerning the status of their Contracts.

The Agreement may be terminated by the parties without the payment of any penalty upon 180 days written notice. The agreements immediately terminate in the event of their assignment (as that term is defined under the Investment Company Act of 1940). The agreements may be amended at any time by the mutual consent of the parties. Contract Owners will not receive notice with respect to changes in the agreements.

The offering of the Contracts is continuous.

                     Purchase of Securities Being Offered
                     ------------------------------------

Interests in the Separate Account are sold to Contract Owners as accumulation units. Charges associated with such securities are discussed in the Charges and
                                                                    -----------
Deductions Section of the prospectus for the Contract. The Contract does not
----------
offer any special purchase plan or exchange program not discussed in the prospectus. (For a discussion of instances when sales charges will be waived, see Contingent Deferred Sales Charges Section of the prospectus.)
    ---------------------------------

            CONTRACT VALUE CALCULATIONS FOR AMOUNTS ALLOCATED TO AN
                   INVESTMENT DIVISION OF A SEPARATE ACCOUNT

                       The Accumulation (Pay-In) Period
                       --------------------------------
              Valuation Date, Valuation Time and Valuation Period
              ---------------------------------------------------

Each day on which the net asset value of the shares of any of the Funds is determined is a "Valuation Date." The value of shares of the Funds held in the Separate Account is determined as of the "Valuation Time," which is the time of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time) on a Valuation Date. A "Valuation Period" is the period, consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.

                            Accumulation Unit Value
                            -----------------------

The value of an Accumulation Unit (the "Accumulation Unit Value") for each Division of the Separate Account will vary from Valuation Date to Valuation Date. The initial Accumulation Unit Value for each Division was set at $1.000000. The Accumulation Unit Value for each Division on any date thereafter is equal to the product of the "Net Investment Factor" for that Division (as defined below) for the Valuation Period which includes such date and the Accumulation Unit Value for that Division on the preceding Valuation Date.

                 Purchase of Accumulation Units in a Division
                 --------------------------------------------
                             of a Separate Account
                             ---------------------

You may allocate purchase payments among the investment Divisions of the Separate Account and to the Fixed Account, where available. At the end of each Valuation Period MML Bay State will apply your purchase payment (after deducting any applicable premium taxes) to each Separate Account Division that you have allocated in order to purchase Accumulation Units of the designated Division(s). These Accumulation Units will be used in determining the value of amounts in the Separate Account credited to the Contract on or prior to the maturity date and the amount of variable annuity benefits at maturity. The value of the Accumulation Units in each Division will vary with and will reflect the investment performance and expenses of that Division (which in turn will reflect the investment performance of the corresponding Fund in which the assets of the Division are invested), any applicable taxes and the applicable Asset Charge.

The Accumulation Unit Value is determined as of the Valuation Time. Provided that the Contract application is complete, Accumulation Units are purchased at their Accumulation Unit Value within two days of the date a purchase payment is received in good order at the Service Center. If the date of receipt is not a Valuation Date, or if the purchase payment is received after the Valuation Time or other than by mail or wire transfer, the value of the Accumulation Units purchased will be determined within two days of the next Valuation Time following the date the payment is received. If an initial purchase payment is not applied within five business days after receipt (due to incomplete or ambiguous Application information, for example) the payment amount will be refunded unless specific consent to retain the payment for a longer period is obtained from the prospective purchaser. For subsequent purchase payments, the Valuation Date will be the date which is on or next follows the date of receipt.

Amounts allocated to a Fixed Account will earn interest at a Guaranteed Rate for the Guarantee Period. If, however, a Contract Owner redeems amounts held in the Fixed Account, or transfers such sums before the Expiration Date of the selected Accumulated Amount, such sums will be subject to a Market Value Adjustment ("MVA"). The application of the MVA may operate to provide a yield which is less than the return generated pursuant to the Guarantee Rate. If an applicable Segment is not available, then the formula used to calculate the Guaranteed Rate available as of the effective date of the application of the MVA (referred to as "j" in the formula described in the Market Value Adjustment section of the
                                    -----------------------
prospectus) will be determined by interpolation or extrapolation of the Guaranteed Rates for the Segments then available. (Please consult the prospectus for the Fixed Account for more information).

                             Net Investment Factor
                             ---------------------

The Net Investment Factor for each Division for any Valuation Period is equal to the sum of the Gross Investment Rate for that Division (as defined below) for the Valuation Period and 1.000000, decreased by the applicable Asset Charge.
The Net Investment Factor may be greater than or less than 1.000000.

                             Gross Investment Rate
                             ---------------------

The Gross Investment Rate for each Division of the Separate Account is equal to the net earnings of that Division during the Valuation Period, divided by the value of the net assets of that Division at the beginning of the Valuation Period. The net earnings of the Division is equal to the accrued investment income and capital gains and losses (realized and unrealized) of that Division and an adjustment for taxes paid or provided for. The Gross Investment Rate will be determined in accordance with generally accepted accounting principles and applicable laws, rules and regulations. The Gross Investment Rate may be positive or negative.

The policy of the Separate Account is to take dividends and capital gain distributions on shares of the Funds held by the Separate Account in additional shares and not in cash.

See the General Formulas section below for the general formulas which may be
        ----------------
used to compute the value of an Accumulation Unit for any Division of the Separate Account, and for an explanation of how a hypothetical illustration using such formulas may be developed.

                         The Annuity (Pay-Out) Period
                         ----------------------------

When your Contract approaches its maturity date, you may choose to have the Maturity Value of the Contract provide you at maturity with either Fixed Income payments (referred to as the "Fixed Income Option" in your Contract), Variable Monthly Income payments [referred to as the "Variable Monthly Income Option" in your Contract], or a combination of the two. You also may elect to receive the Maturity Value in one lump sum. Fixed or Variable Monthly Income payments may be received under several different payment options. If you have made no election within 30 days prior to the maturity date, the Contract will provide you with the automatic payment of a Variable Monthly Income under a life income option with payments guaranteed for 10 years.

                                 Fixed Income
                                 ------------

If you select a Fixed Income, then each annuity payment will be for a fixed-dollar amount and will not vary with or reflect the investment performance of the Separate Account or its Divisions. For further information regarding the type of annuity benefit and the payment options available thereunder, you should refer to your Contract.

                            Variable Monthly Income
                            -----------------------

If you select a Variable Monthly Income, then each annuity payment will be based upon the value of the Annuity Units. This value will vary with and reflect the investment performance of each Division to which Annuity Units are credited. The number of Annuity Units will not vary, but will remain fixed during the annuity period unless a Contract Owner makes transfers to another Division or a joint and survivor Payment Option with reduced survivor income (as described in the Prospectus). Variable Monthly Income payments will be made by withdrawal of assets from the Separate Account.

                      Annuity Units and Monthly Payments
                      ----------------------------------

The number of Annuity Units in each Division to be credited to a Contract is determined in the following manner. First, the value of amounts attributable to a Contract for each Division of the Separate Account is determined by multiplying the number of Accumulation Units credited to a Division on the maturity date of the Contract by the Accumulation Unit Value of that Division on the Payment Calculation Date for the first Variable Monthly Income payment. Such value is then multiplied by the "purchase rate" (as defined below) to determine the amount of the first Variable Monthly Income payment attributable to each Division. Finally, the amount of the first Variable Monthly Income payment attributable to each Division is divided by the Annuity Unit Value for that Division on the Payment Calculation Date for such payment to determine the number of Annuity Units for that Division.

The dollar amount of each Variable Monthly Income payment (other than the first payment under a Contract) is equal to the sum of the products obtained by multiplying the number of Annuity Units in each Division credited to the Contract by their value (the "Annuity Unit Value") on the Payment Calculation Date.

                                 Purchase Rate
                                 -------------

The purchase rate for each Division is the amount of Variable Monthly Annuity payment purchased by each $1,000 applied to that Division. The purchase rates which will be applied will be those specified in the Contract or those in use by MML Bay State when the first Variable Monthly Income payment is due, whichever provides the higher income. The purchase rate will differ according to the payment option elected. Such rate takes into account the age and year of birth of the Annuitant or Annuitants. The sex of the Annuitant or Annuitants will also be considered unless the Contract is issued on a unisex basis, including cases issued in connection with an employer-sponsored plan covered by the United States Supreme Court case of Arizona Governing Committee v. Norris.


                           Assumed Investment Rates
                           ------------------------

The Assumed Investment Rate for each Separate Account Division will be 4% per annum unless a lower rate is required by state law. The Assumed Investment Rate will affect the amount by which Variable Monthly Income payments will vary from month to month. If the actual net investment performance for a Division for the period between the date any Variable Monthly Income payment is determined and the date the next Variable Monthly Income payment is determined is equivalent on an annual basis to an investment return at the Assumed Investment Rate, then the amount of the next payment attributable to that Division will be equal to the amount of the last payment. If such net investment performance for a Division is equivalent to an investment return greater than the Assumed Investment rate, the next payment attributable to that Division will be larger than the last; if such net investment performance for a Division is equivalent to a return smaller than the Assumed Investment Rate, then the next payment attributable to that Division will be smaller than the last.

                              Annuity Unit Value
                              ------------------

The Annuity Unit Value for a Division depends on the Assumed Investment Rate and on the Net Investment Factor for that Division. In 1994, the initial Annuity Unit Value for each Division was set at $1.000000. An Annuity Unit Value for a Division on any date thereafter is equal to the Net Investment Factor for the Valuation Period which includes such date divided by the sum of 1.000000 plus the rate of interest for the number of days in such Valuation Period at an effective annual rate equal to the Assumed Investment Rate, and multiplied by the Annuity Unit Value for the Division on the preceding Valuation Date.

                               General Formulas
                               ----------------

           General Formulas to Determine Accumulation Unit Value and
           ---------------------------------------------------------
          Annuity Unit Value for any Division of the Separate Account
          -----------------------------------------------------------

Gross Investment                  = Net Earnings during Valuation Period
Rate                                ------------------------------------
                                    Value of Net Assets at beginning of
                                    Valuation Period

Net Investment                    = Gross Investment Rate + 1.000000 -
Factor                              Asset Charge

Accumulation                      = Accumulation Unit Value on Preceding
Unit Value                          Valuation Date X Net Investment Factor

                                    Annuity Unit Value on Preceding Valuation
                                    Date X Net Investment Factor
                                    ----------------------------
Annuity Unit                      = 1.000000 + rate of interest for days in
Value                               current Valuation Period at Assumed
                                    Investment Rate

                  Illustration of Computation of Accumulation
                  -------------------------------------------
               and Annuity Unit Value Using Hypothetical Example
               -------------------------------------------------

The above computations may be illustrated by the following hypothetical example:
Assume that the net earnings of the Division for the Valuation Period were $11,760; that the value of net assets at the beginning of the Valuation Period was $30,000,000; that the Asset Charge was .000038 per day; that the values of an Accumulation Unit and an Annuity Unit in the Division of the Separate Account on the preceding Valuation Date were $1.135000 and $1.067000, respectively, that the corresponding Assumed Investment Rate was 4% and that the Valuation Period was one day.

The Gross Investment Rate for the Valuation Period would be .000392 ($11,760 divided by $30,000,000). The Net Investment Factor would be 1.000354 (.000392 plus 1.000000 minus .000038). The new Accumulation Unit Value would be $1.1354 ($1.135000 x 1.000354). At an effective annual rate of 4%, the rate of interest for one day is .000107, and the new Annuity Unit Value would be $1.0673 ($1.067000 x 1.000354 divided by 1.000107).

             General Formulas to Determine Variable Monthly Income
             -----------------------------------------------------
         Payments and Number of Annuity Units for any Division of the
         ------------------------------------------------------------
                               Separate Account
                               ----------------

First Variable                    = Accumulation Units Applied X
Monthly Income                      Accumulation Unit Value on Payment Calculation
Payment                             Date for First Variable Monthly Annuity Payment

Number of Annuity                 = First Variable Monthly Annuity Payment
Units                               --------------------------------------
                                    Annuity Unit Value on Payment Calculation Date
                                    for First Variable Monthly Income Payment

Amount of Subsequent              = Number of Annuity Units X Annuity Unit
Value Variable                      Value on the Applicable Payment
Income Payments                     Calculation Date

            Illustration of Computation of Variable Monthly Income
            ------------------------------------------------------
              Payments for a Contract Using Hypothetical Example
              --------------------------------------------------

The above computations may be illustrated by the following hypothetical example:
Assume that 35,000 Accumulation Units in a Division of the Separate Account were to be applied; that the purchase rate for the Assumed Investment Rate and payment option elected was $5.65 per $1,000; that the Accumulation Unit Value of such Division on the Payment Calculation Date for the first Variable Monthly Income payment was $1.350000; and that the Annuity Unit Value of such Division on the Payment Calculation Date for the first Variable Monthly Income was $1.200000 and for the second Variable Monthly Income payment was $1.20050.

The first Variable Monthly Income payment would be $266.96 (35,000 X 1.350000 X
 .005650). The number of Annuity Units of such Division credited would be 222.467 ($266.96 divided by $1.200000). The amount of the second Variable Monthly Income payment would be $267.07 (222.467 X $1.200500). If the Contract has Annuity
Units credited in more than one Division of a Separate Account, the above computation would be made for each Division and the Variable Monthly Income Payment would be equal to the sum thereof.

                             PERFORMANCE MEASURES

MML Bay State may show the performance for the Divisions of the Separate Account in the following ways:

                   Standardized Average Annual Total Return
                   ----------------------------------------

MML Bay State will show the "SEC Average Annual Total Return," formulated as prescribed by the rules of the SEC, for each Division of the Separate Account except any Division which has been in existence for less than one year. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects a deduction for the contingent deferred sales charge, the annual Administrative Charge and all other Fund, Separate Account and Contract level charges except premium taxes, if any. The annual administrative charge will be apportioned among the Divisions of the Separate Account based upon the percentages of in force Contracts investing in each of the Divisions. For any Division which has been in existence for less than one year, MML Bay State will show the aggregate total return as permitted by the SEC. This aggregate total return will reflect the change in unit value and a deduction for the contingent deferred sales charge. The Company may choose to show Standardized Average Annual Total Returns based on inception of the underlying Fund.

The following table shows the aggregate total return for the Divisions of the Separate Account for the period ending December 31, 1996.

                                                                                                        Since Inception
                                                     1 Year            5 Years          10 Years        (date shown)
                                                     ------            -------          --------        -----------
MML Equity                                            13.07%           12.79%           11.98%
MML Managed Bond                                      -3.63             5.45             6.79
MML Blend                                              6.91             9.69            10.28
Oppenheimer Global Securities                         10.12            10.24              N/A             2.08%    11/12/90
Oppenheimer Capital Appreciation                      12.65            14.49            14.59
Oppenheimer Growth                                    17.60            14.00            12.39
Oppenheimer Multiple Strategies                        8.19             9.60              N/A            12.79      2/2/87
Oppenheimer High Income                                8.05            12.89            12.16
Oppenheimer Bond                                      -2.13             5.82             7.23
Oppenheimer Strategic Bond                             4.84              N/A              N/A             8.25      5/3/93
Oppenheimer Growth and Income                         25.15              N/A              N/A            35.27      7/3/95

                        Additional Performance Measures
                        -------------------------------

The performance figures discussed below, may be calculated on the basis of the historical performance of the Funds, and may assume the Contracts were in existence prior to their inception date, (which they were not). Beginning the date the Contracts became available, actual Accumulation Unit values are used for the calculations. These returns may be based on specified premium patterns which produce the resulting Accumulated Values. They reflect a deduction for the Separate Account expenses, MML Trust expenses, Oppenheimer Trust expenses, and the annual Administrative Charge. They do not include contingent deferred sales charges or premium taxes (if any), which if included would reduce the percentages reported.

The difference between the first set of additional performance measures, ANNUALIZED RETURNS on Accumulation Unit Values, and the second set, the NON-STANDARDIZED ANNUAL and AVERAGE ANNUAL TOTAL RETURNS, is that the second set includes the deduction of the annual Administrative Charge, whereas the first set does not.

                           ACCUMULATION UNIT VALUES
                              ANNUALIZED RETURNS

The ANNUALIZED RETURN, or average annual change in Accumulation Unit values, may be shown with respect to one or more periods. For one year, the Annualized Return is the effective annual rate of return. For periods greater than one year, the Annualized Return will be the effective annual compounded rate of return for the periods stated. Since the value of an Accumulation Unit reflects the expenses of the Separate Account and Trust (See Table of Fees and Expenses of the Prospectus), the Annualized Returns also reflect these expenses. These percentages, however, do not reflect contingent deferred sales charge or premium taxes (if any), which if included would reduce the percentages that MML Bay State reports.

                   Annualized Accumulation Unit Value Return
                          For Period Ending 12/31/96

                                                                                                        Since Inception
                                            1 Year          3 Years        5 Years        10 Years       (date shown)
                                            ------          -------        -------        --------       ------------
MML Equity                                  18.62%          16.36%         13.14%         12.08%
MML Managed Bond                             1.83            4.33           5.79           6.84
MML Blend                                   12.40           11.37          10.01          10.34
Oppenheimer Global Securities               15.94            2.81          10.83            N/A           9.11%    11/12/90
Oppenheimer Capital Appreciation            18.53           12.19          15.08          14.89
Oppenheimer Growth                          23.51           18.36          14.64          12.74
Oppenheimer Multiple Strategies             13.92            9.66          10.14            N/A          10.05      2/2/87
Oppenheimer High Income                     13.69            8.83          13.30          12.32
Oppenheimer Bond                             3.35            4.87           6.19           7.30
Oppenheimer Strategic Bond                  10.54            6.06            N/A            N/A           5.87      5/3/93
Oppenheimer Growth and Income               30.73             N/A            N/A            N/A          38.35      7/3/95

The NON-STANDARDIZED ANNUAL TOTAL RETURN and the NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN reflect a deduction for the Annual Administrative Charge as well as reflecting deductions for the Separate Account expenses and the expenses of the Trusts. They are based on specified premium patterns which produce the resulting Accumulated Values. They do not include Sales Charges or premium taxes (if any), which would reduce the percentages reported.

The NON-STANDARDIZED ANNUAL TOTAL RETURN for a Division of the Separate Account is the effective annual rate of return that would have produced the ending Accumulated Value of the stated one-year period had the division been in existence.

The NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN for a Division of the Separate Account is the effective annual compounded rate of return that would have produced the ending Accumulated Value over the stated period had the performance remained constant throughout.

Note: The NON-STANDARDIZED ANNUAL TOTAL RETURN will be less than the NON-STANDARDIZED ANNUALIZED RETURN on Accumulation Unit values for the same period due to the effect of the annual Administrative Charge. Additionally, the magnitude of this difference will depend on the size of the Accumulated Value from which the annual Administrative Charge is deducted.

The performance figures discussed above reflect historical results of the Funds and are not intended to indicate or to predict future performance.

Performance information for the Separate Account Divisions may be: (a) compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc. a nationally recognized independent reporting service or similar services that rank mutual funds and other investment companies by overall performance, investment objectives and assets;
(b) tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria; and (c) included in data bases that can be used to produce reports and illustrations by organizations such as CDA Wiesenberger. Performance figures will be calculated in accordance with standardized methods established by each reporting service.


                           YIELD AND EFFECTIVE YIELD

MML Bay State may show yield and effective yield figures for the Money Market and Money Fund Divisions of the Separate Account. "Yield" refers to the income generated by an investment in either money market Division over a seven-day period, which is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective" yield is calculated similarly but, when annualized, the income earned by an investment in a money market division is assumed to be re-invested. Therefore the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

These figures will reflect a deduction for Fund, Separate Account, and certain Contract level charges and the Annual Administrative Charge assuming such contract remains in force. The Administrative Charge is based on a hypothetical contract where such charge is applicable. These figures do not reflect the Sales charge or premium taxes (if any), which if included would reduce the yields.


The following tables show the 7-day Yield and Effective Yield for the Money Market Divisions of the Separate Accounts for the periods ended December 31, 1996:


                                            MML                       Oppenheimer
                                            Money Market              Money Market
     Yield                                         2.53%                  2.94%
     Effective Yield                               2.57                   2.98

After administrative fee deduction (0.11%)

     Yield                                         2.42%                  2.83%
     Effective Yield                               2.46                   2.87

                      LIFETRUST HYPOTHETICAL PROJECTIONS


                   OPPENHEIMER GLOBAL SECURITIES
                   -----------------------------
       $10,000 purchase payment made December 31, 1990



                             Values prior to current                              Non-Standardized
                             year's purchase payment                      --------------------------------------
                             -----------------------                                      One            Average
                                                                                          Year            Annual
                                          Cumulative            Accumulated              Total             Total
               Date                         Payments                  Value             Return            Return
----------------------------------------------------------------------------------------------------------------
           12/31/91                          $10,000                $10,165              1.65%             1.65%
           12/31/92                          $10,000                 $9,281             -8.69%            -3.66%
           12/31/93                          $10,000                $15,558             67.64%            15.87%
           12/31/94                          $10,000                $14,434             -7.23%             9.61%
           12/31/95                          $10,000                $14,524              0.62%             7.75%
           12/31/96                          $10,000                $16,809             15.73%             9.04%


                    OPPENHEIMER CAPITAL APPRECIATION
            $10,000 purchase payment made December 31, 1986


                             Values prior to current                              Non-Standardized
                             year's purchase payment                      --------------------------------------
                             -----------------------                                      One            Average
                                                                                          Year            Annual
                                          Cumulative            Accumulated              Total             Total
               Date                         Payments                  Value             Return            Return
-----------------------------------------------------------------------------------------------------------------
           12/31/87                          $10,000                $11,244             12.44%            12.44%
           12/31/88                          $10,000                $12,545             11.57%            12.01%
           12/31/89                          $10,000                $15,751             25.56%            16.35%
           12/31/90                          $10,000                $12,890            -18.17%             6.55%
           12/31/91                          $10,000                $19,636             52.34%            14.45%
           12/31/92                          $10,000                $22,319             13.66%            14.32%
           12/31/93                          $10,000                $27,992             25.42%            15.84%
           12/31/94                          $10,000                $25,478             -8.98%            12.40%
           12/31/95                          $10,000                $33,282             30.63%            14.29%
           12/31/96                          $10,000                $39,418             18.44%            14.70%

                    OPPENHEIMER GROWTH
                    ------------------
            $10,000 purchase payment made December 31, 1986


                             Values prior to current                              Non-Standardized
                             year's purchase payment                      --------------------------------------
                             -----------------------                                       One           Average
                                                                                          Year            Annual
                                          Cumulative            Accumulated              Total             Total
               Date                         Payments                  Value             Return            Return
----------------------------------------------------------------------------------------------------------------
           12/31/87                          $10,000                $10,158              1.58%             1.58%
           12/31/88                          $10,000                $12,200             20.10%            10.45%
           12/31/89                          $10,000                $14,838             21.62%            14.06%
           12/31/90                          $10,000                $13,400             -9.69%             7.59%
           12/31/91                          $10,000                $16,558             23.57%            10.61%
           12/31/92                          $10,000                $18,670             12.76%            10.97%
           12/31/93                          $10,000                $19,715              5.60%            10.18%
           12/31/94                          $10,000                $19,600             -0.59%             8.78%
           12/31/95                          $10,000                $26,396             34.68%            11.39%
           12/31/96                          $10,000                $32,572             23.40%            12.53%


                    OPPENHEIMER MULTIPLE STRATEGIES
                    -------------------------------
            $10,000 purchase payment made December 31, 1987


                             Values prior to current                              Non-Standardized
                             year's purchase payment                      --------------------------------------
                             -----------------------                                      One            Average
                                                                                          Year            Annual
                                          Cumulative            Accumulated              Total             Total
               Date                         Payments                  Value             Return            Return
----------------------------------------------------------------------------------------------------------------
           12/31/88                          $10,000                $12,015             20.15%            20.15%
           12/31/89                          $10,000                $13,685             13.90%            16.98%
           12/31/90                          $10,000                $13,208             -3.49%             9.72%
           12/31/91                          $10,000                $15,270             15.62%            11.16%
           12/31/92                          $10,000                $16,383              7.29%            10.38%
           12/31/93                          $10,000                $18,702             14.15%            11.00%
           12/31/94                          $10,000                $18,053             -3.47%             8.81%
           12/31/95                          $10,000                $21,582             19.55%            10.09%
           12/31/96                          $10,000                $24,556             13.78%            10.50%

                    OPPENHEIMER HIGH INCOME
                    -----------------------
       $10,000 purchase payment made December 31, 1986


                             Values prior to current                              Non-Standardized
                             year's purchase payment                      --------------------------------------
                             -----------------------                                       One           Average
                                                                                          Year            Annual
                                          Cumulative            Accumulated              Total             Total
               Date                         Payments                  Value             Return            Return
----------------------------------------------------------------------------------------------------------------
           12/31/87                          $10,000                $10,627              6.27%             6.27%
           12/31/88                          $10,000                $12,082             13.69%             9.92%
           12/31/89                          $10,000                $12,461              3.14%             7.61%
           12/31/90                          $10,000                $12,829              2.95%             6.43%
           12/31/91                          $10,000                $16,911             31.82%            11.08%
           12/31/92                          $10,000                $19,634             16.10%            11.90%
           12/31/93                          $10,000                $24,430             24.43%            13.61%
           12/31/94                          $10,000                $23,295             -4.65%            11.15%
           12/31/95                          $10,000                $27,630             18.61%            11.95%
           12/31/96                          $10,000                $31,381             13.58%            12.12%


                    OPPENHEIMER BOND
                    ----------------
            $10,000 purchase payment made December 31, 1986


                             Values prior to current                              Non-Standardized
                             year's purchase payment                      --------------------------------------
                             -----------------------                                       One           Average
                                                                                          Year            Annual
                                          Cumulative            Accumulated              Total             Total
               Date                         Payments                  Value             Return            Return
-----------------------------------------------------------------------------------------------------------------
           12/31/87                          $10,000                $10,080              0.80%             0.80%
           12/31/88                          $10,000                $10,801              7.16%             3.93%
           12/31/89                          $10,000                $12,040             11.47%             6.38%
           12/31/90                          $10,000                $12,783              6.17%             6.33%
           12/31/91                          $10,000                $14,797             15.76%             8.15%
           12/31/92                          $10,000                $15,510              4.82%             7.59%
           12/31/93                          $10,000                $17,259             11.28%             8.11%
           12/31/94                          $10,000                $16,659             -3.48%             6.59%
           12/31/95                          $10,000                $19,196             15.23%             7.51%
           12/31/96                          $10,000                $19,810              3.20%             7.07%

                    OPPENHEIMER STRATEGIC BOND
                    --------------------------
            $10,000 purchase payment made December 31, 1993


                             Values prior to current                              Non-Standardized
                             year's purchase payment                       -------------------------------------
                             -----------------------                                       One           Average
                                                                                          Year            Annual
                                          Cumulative            Accumulated              Total             Total
               Date                         Payments                  Value             Return            Return
----------------------------------------------------------------------------------------------------------------
           12/31/94                          $10,000                 $9,458             -5.42%            -5.42%
           12/31/95                          $10,000                $10,730             13.44%             3.58%
           12/31/96                          $10,000                $11,831             10.26%             5.77%


                    OPPENHEIMER GROWTH AND INCOME
                    -----------------------------
            $10,000 purchase payment made December 31, 1995


                             Values prior to current                              Non-Standardized
                             year's purchase payment                       -------------------------------------
                             -----------------------                                       One           Average
                                                                                          Year            Annual
                                          Cumulative            Accumulated              Total             Total
               Date                         Payments                  Value             Return            Return
----------------------------------------------------------------------------------------------------------------
           12/31/96                          $10,000                $13,043             30.43%            30.43%


                    MML BLEND
                    ---------
            $10,000 purchase payment made December 31, 1986


                             Values prior to current                              Non-Standardized
                             year's purchase payment                      --------------------------------------
                             -----------------------                                       One           Average
                                                                                          Year            Annual
                                          Cumulative            Accumulated              Total             Total
               Date                         Payments                  Value             Return            Return
-----------------------------------------------------------------------------------------------------------------
           12/31/87                          $10,000                $10,136              1.36%             1.36%
           12/31/88                          $10,000                $11,305             11.53%             6.32%
           12/31/89                          $10,000                $13,343             18.03%            10.09%
           12/31/90                          $10,000                $13,440              0.73%             7.67%
           12/31/91                          $10,000                $16,405             22.06%            10.41%
           12/31/92                          $10,000                $17,661              7.66%             9.94%
           12/31/93                          $10,000                $19,074              8.00%             9.66%
           12/31/94                          $10,000                $19,245              0.90%             8.53%
           12/31/95                          $10,000                $23,375             21.46%             9.89%
           12/31/96                          $10,000                $26,243             12.27%            10.13%

                    MML BOND
                    --------
            $10,000 purchase payment made December 31, 1986


                             Values prior to current                              Non-Standardized
                             year's purchase payment                      --------------------------------------
                             -----------------------                                       One           Average
                                                                                          Year            Annual
                                          Cumulative            Accumulated              Total             Total
               Date                         Payments                  Value             Return            Return
----------------------------------------------------------------------------------------------------------------
           12/31/87                          $10,000                $10,087              0.87%             0.87%
           12/31/88                          $10,000                $10,626              5.34%             3.08%
           12/31/89                          $10,000                $11,793             10.98%             5.65%
           12/31/90                          $10,000                $12,573              6.61%             5.89%
           12/31/91                          $10,000                $14,434             14.80%             7.62%
           12/31/92                          $10,000                $15,243              5.61%             7.28%
           12/31/93                          $10,000                $16,776             10.06%             7.67%
           12/31/94                          $10,000                $15,891             -5.28%             5.96%
           12/31/95                          $10,000                $18,645             17.33%             7.17%
           12/31/96                          $10,000                $18,957              1.67%             6.60%


                    MML EQUITY
                    ----------
            $10,000 purchase payment made December 31, 1986


                             Values prior to current                              Non-Standardized
                             year's purchase payment                      --------------------------------------
                             -----------------------                                       One           Average
                                                                                          Year            Annual
                                          Cumulative            Accumulated              Total             Total
               Date                         Payments                  Value             Return            Return
----------------------------------------------------------------------------------------------------------------
           12/31/87                          $10,000                 $9,923             -0.77%            -0.77%
           12/31/88                          $10,000                $11,388             14.76%             6.71%
           12/31/89                          $10,000                $13,787             21.07%            11.30%
           12/31/90                          $10,000                $13,495             -2.12%             7.78%
           12/31/91                          $10,000                $16,680             23.59%            10.77%
           12/31/92                          $10,000                $18,141              8.76%            10.44%
           12/31/93                          $10,000                $19,561              7.83%            10.06%
           12/31/94                          $10,000                $20,051              2.51%             9.09%
           12/31/95                          $10,000                $25,912             29.23%            11.16%
           12/31/96                          $10,000                $30,706             18.50%            11.87%

Report Of Independent Accountants

To the Contract Owners of MML Bay State Variable Annuity Separate Account 1 and the Board of Directors of MML Bay State Life Insurance Company

We have audited the accompanying statements of assets and liabilities of MML Bay State Variable Annuity Separate Account 1 (comprising, respectively, the MML Equity Division, MML Money Market Division, MML Managed Bond Division, MML Blend Division, Oppenheimer Money Division, Oppenheimer High Income Division, Oppenheimer Bond Division, Oppenheimer Capital Appreciation Division, Oppenheimer Growth Division, Oppenheimer Multiple Strategies Division, Oppenheimer Global Securities Division, Oppenheimer Strategic Bond Division and Oppenheimer Growth & Income Division - the "Divisions") as of December 31, 1996, and the related statements of operations and statements of changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of investments owned as of December 31, 1996, by examination of the records of MML Series Investment Fund and by confirmation with Oppenheimer Variable Account Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Divisions constituting MML Bay State Variable Annuity Separate Account 1 as of December 31, 1996, the results of their operations and the changes in their net assets for the periods indicated thereon, in conformity with generally accepted accounting principles.

Also, in our opinion, based upon these audits and our previous audits, made in accordance with generally accepted auditing standards, of the financial statements of MML Bay State Variable Annuity Separate Account 1 for each respective period indicated thereon, and upon which we expressed an unqualified opinion, the financial information under the caption "Condensed Financial Information" for each date appearing in the Prospectus, is fairly stated in all material respects in relation to the financial statements for which it has been derived.

                                           Coopers & Lybrand L.L.P.


Springfield, Massachusetts
February 4, 1997

MML Bay State Variable Annuity Separate Account 1

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1996



                                                     MML          MML                                Oppenheimer
                                         MML        Money       Managed        MML      Oppenheimer     High
                                       Equity      Market        Bond         Blend        Money       Income
                                      Division    Division     Division     Division     Division     Division
                                     ---------    --------     --------     --------    ----------   ----------
ASSETS
Investments
 Number of shares (Note 2).....        107,251    4,605,292       68,563      185,010    2,826,792      707,049
                                    ==========   ==========   ==========   ==========   ==========   ==========
 Identified cost (Note 3B).....     $2,959,248   $4,605,292   $  828,611   $3,959,996   $2,826,792   $7,703,857
                                    ==========   ==========   ==========   ==========   ==========   ==========
 Value (Note 3A)...............     $3,194,601   $4,605,292   $  826,076   $4,065,294   $2,826,792   $7,869,454
Dividends receivable...........        148,788       19,386       13,126      138,862        4,646            -
Receivable from MML Bay State
 Life Insurance Company........          4,205            -            -            -            -        1,283
                                    ----------   ----------   ----------   ----------   ----------   ----------
 Total assets..................      3,347,594    4,624,678      839,202    4,204,156    2,831,438    7,870,737

LIABILITIES
Payable to MML Bay State
 Life Insurance Company........              -          172           23        1,591           77            -
                                    ----------   ----------   ----------   ----------   ----------   ----------
NET ASSETS.....................     $3,347,594   $4,624,506   $  839,179   $4,202,565   $2,831,361   $7,870,737
                                    ==========   ==========   ==========   ==========   ==========   ==========

Net assets:
Accumulation units - value.....     $3,347,594   $4,624,506   $  839,179   $4,124,526   $2,831,361   $7,870,737

Annuity reserves (Note 3E).....              -            -            -       78,039            -            -
                                    ----------   ----------   ----------   ----------   ----------   ----------
  Net assets...................     $3,347,594   $4,624,506   $  839,179   $4,202,565   $2,831,361   $7,870,737
                                    ==========   ==========   ==========   ==========   ==========   ==========


Accumulation units:
 Policyowners..................      2,184,149    4,262,075      690,485    3,014,173    2,602,468    5,994,147
 MML Baystate
   Insurance Company...........          5,000        5,000        5,000        5,000        5,000        5,000
                                    ----------   ----------   ----------   ----------   ----------   ----------
    Total units................      2,189,149    4,267,075      695,485    3,019,173    2,607,468    5,999,147
                                    ==========   ==========   ==========   ==========   ==========   ==========

NET ASSET VALUE PER
 ACCUMULATION UNIT
 December 31, 1996.............          $1.53        $1.08        $1.21        $1.37        $1.09        $1.31
 December 31, 1995.............           1.29         1.05         1.18         1.22         1.05         1.15
 December 31, 1994.............           1.00         1.00         1.01         1.00         1.00         0.97


                                                  Oppenheimer              Oppenheimer  Oppenheimer  Oppenheimer
                                     Oppenheimer    Capital   Oppenheimer   Multiple      Global      Strategic   Oppenheimer
                                        Bond     Appreciation   Growth     Strategies   Securities      Bond    Growth & Income
                                      Division     Division    Division     Division     Division     Division     Division
                                    ----------- -----------  -----------  -----------  -----------  -----------  -----------
ASSETS
Investments
 Number of shares (Note 2).....         185,859     361,266      644,531      608,915      668,639    2,828,597    1,430,248
                                    =========== ===========  ===========  ===========  ===========  ===========  ===========
 Identified cost (Note 3B).....     $ 2,152,160 $13,129,501  $15,627,101  $ 9,028,945  $10,698,634  $14,105,197  $20,647,456
                                    =========== ===========  ===========  ===========  ===========  ===========  ===========
 Value (Note 3A)...............     $ 2,161,546 $13,977,391  $17,557,027  $ 9,517,342  $11,788,104  $14,397,559  $23,413,161

Dividends receivable...........               -           -            -            -            -            -            -
Receivable from MML Bay State
 Life Insurance Company........           1,962      13,598       30,058       12,735        2,901        2,512            -
                                    ----------- -----------  -----------  -----------  -----------  -----------  -----------
 Total assets..................       2,163,508  13,990,989   17,587,085    9,530,077   11,791,005   14,400,071   23,413,161

LIABILITIES
Payable to MML Bay State
 Life Insurance Company........               -           -            -            -            -            -       40,477
                                    ----------- -----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS.....................     $ 2,163,508 $ 13,990,989 $ 17,587,085 $ 9,530,077  $11,791,005  $14,400,071  $23,372,684
                                    =========== ===========  ===========  ===========  ===========  ===========  ===========

Net assets:
Accumulation units - value.....     $ 2,163,508 $ 13,990,989 $ 17,587,085 $ 9,530,077  $11,791,005  $14,400,071  $23,372,684
Annuity reserves (Note 3E).....                            -            -           -            -            -            -
                                    ----------- -----------  -----------  -----------  -----------  -----------  -----------
  Net assets...................     $ 2,163,508 $ 13,990,989 $ 17,587,085 $ 9,530,077  $11,791,005  $14,400,071  $23,372,684
                                    =========== ===========  ===========  ===========  ===========  ===========  ===========

Accumulation units:
 Policyowners..................       1,822,553   9,014,648   10,742,444    7,085,472   10,722,219   11,652,438   14,364,051
 MML Baystate
   Insurance Company...........           5,000       5,000        5,000        5,000        5,000        5,000        5,000
                                    ----------- -----------  -----------  -----------  -----------  -----------  -----------
    Total units................       1,827,553   9,019,648   10,747,444    7,090,472   10,727,219   11,657,438   14,369,051
                                    =========== ===========  ===========  ===========  ===========  ===========  ===========
NET ASSET VALUE PER
 ACCUMULATION UNIT
 December 31, 1996.............           $1.18       $1.55        $1.64        $1.34        $1.10        $1.24        $1.63
 December 31, 1995.............            1.15        1.31         1.32         1.18         0.95         1.12         1.24
 December 31, 1994.............            0.99        1.00         0.98         0.99         0.94         0.98            -



See Notes to Financial Statements.

MML Bay State Variable Annuity Separate Account 1

STATEMENT OF OPERATIONS
For The Year Ended December 31, 1996



                                                     MML          MML                                Oppenheimer
                                         MML        Money       Managed        MML      Oppenheimer     High      Oppenheimer
                                       Equity      Market        Bond         Blend        Money       Income        Bond
                                      Division    Division     Division     Division     Division     Division     Division
                                    ----------   ----------   ----------   ----------   ----------   ----------  -----------
Investment income
Dividends (Note 3B)..............   $  148,809   $  175,567   $   41,444   $  204,623   $  115,857   $  441,362  $   107,350

Expenses
Mortality and expense
 risk fee (Note 4)...............       26,268       50,004        8,383       32,701       32,422       58,467       22,317
                                    ----------   ----------   ----------   ----------   ----------   ----------  -----------
Net investment income (loss)
 (Note 3C).......................      122,541      125,563       33,061      171,922       83,435      382,895       85,033
                                    ----------   ----------   ----------   ----------   ----------   ----------  -----------

Net realized and unrealized
 gain (loss) on investments
Net realized gain on investments
 (Note 3B, 3C & 6)...............       24,883                     1,219       28,935            -       16,438           26
Change in net unrealized
 appreciation/depreciation
 of investments..................      201,468            -      (12,049)      90,749            -      158,340      (10,824)
                                    ----------   ----------   ----------   ----------   ----------   ----------  -----------
Net gain (loss) on investments...      226,351            -      (10,830)     119,684            -      174,778      (10,798)
                                    ----------   ----------   ----------   ----------   ----------   ----------  -----------
Net increase in net assets
 resulting from operations.......   $  348,892   $  125,563   $   22,231   $  291,606   $   83,435   $  557,673  $    74,235
                                    ==========   ==========   ==========   ==========   ==========   ==========  ===========


                                    Oppenheimer              Oppenheimer  Oppenheimer  Oppenheimer
                                      Capital   Oppenheimer   Multiple      Global      Strategic   Oppenheimer
                                   Appreciation   Growth     Strategies   Securities      Bond    Growth & Income
                                     Division    Division     Division     Division     Division     Division
                                   ----------   ----------    ---------   ----------   ----------   ----------
Investment income
Dividends (Note 3B)..............  $  248,374   $  410,614    $ 401,762   $        -   $  663,227   $  154,898

Expenses
Mortality and expense
 risk fee (Note 4)...............     109,755      133,140       80,944       89,755      104,016      144,334
                                   ----------   ----------    ---------   ----------   ----------   ----------
Net investment income (loss)
 (Note 3C).......................     138,619      277,474      320,818      (89,755)     559,211       10,564
                                   ----------   ----------    ---------   ----------   ----------   ----------

Net realized and unrealized
 gain (loss) on investments
Net realized gain on investments
 (Note 3B, 3C & 6)...............     193,950      107,630       70,115       16,810       48,947       81,648
Change in net unrealized
 appreciation/depreciation
 of investments..................     507,147    1,620,100      401,871    1,086,169      198,175    2,565,253
                                   ----------   ----------    ---------   ----------   ----------   ----------
Net gain (loss) on investments...     701,097    1,727,730      471,986    1,102,979      247,122    2,646,901
                                   ----------   ----------    ---------   ----------   ----------   ----------

Net increase in net assets
 resulting from operations.......  $  839,716   $2,005,204    $ 792,804   $1,013,224   $  806,333   $2,657,465
                                   ==========   ==========    =========   ==========   ==========   ==========


See Notes to Financial Statements.

MML Bay State Variable Annuity Separate Account 1

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1996


                                                     MML          MML                                Oppenheimer
                                        MML         Money       Managed        MML      Oppenheimer     High      Oppenheimer
                                      Equity       Market        Bond         Blend        Money       Income        Bond
                                     Division     Division     Division     Division     Division     Division     Division
                                    ----------   ----------   ----------   ----------   ----------   ----------  -----------
Increase (decrease) in net assets
Operations:
 Net investment income (loss)...... $  122,541   $  125,563   $   33,061   $  171,922   $   83,435   $  382,895  $    85,033

 Net realized gain
  on investments...................     24,883            -        1,219       28,935            -       16,438           26
 Change in net unrealized
 appreciation/depreciation
 of investments....................    201,468            -      (12,049)      90,749            -      158,340      (10,824)
                                    ----------   ----------   ----------   ----------   ----------   ----------  -----------
 Net increase in net assets
 resulting from operations.........    348,892      125,563       22,231      291,606       83,435      557,673       74,235
                                    ----------   ----------   ----------   ----------   ----------   ----------  -----------
Capital transactions: (Note 7)
 Net contract payments (Note 5)....  2,051,802    7,761,071      584,793    2,734,274    4,201,125    5,305,226    1,233,622
 Withdrawal of funds...............    (72,864)    (543,726)     (42,688)     (46,736)    (401,858)    (128,759)     (48,000)
 Transfer to Guarantee Principal
  Account..........................          -      (50,000)           -            -            -            -            -
 Net credit to annuitant mortality
  fluctuating reserve (Note 3D)....          -            -            -       (1,408)           -            -            -
 Reimbursement (payment)
  of accumulation unit
  value fluctuation................        285       (6,800)          74       19,597        1,082        2,385       (1,086)
 Annuity benefit payments..........          -            -            -       (4,566)           -            -            -
 Withdrawal due to administrative
 and contingent deferred sales
 charges (Note 5)..................     (1,104)        (291)         (85)        (839)        (246)        (678)        (344)
 Divisional transfers..............    136,263   (3,539,899)    (114,404)     264,378   (2,123,741)     383,051     (106,504)
                                    ----------   ----------   ----------   ----------   ----------   ----------  -----------
 Net increase in net assets
  resulting from capital
  transactions.....................  2,114,382    3,620,355      427,690    2,964,700    1,676,362    5,561,225    1,077,688
                                    ----------   ----------   ----------   ----------   ----------   ----------  -----------
Total increase.....................  2,463,274    3,745,918      449,921    3,256,306    1,759,797    6,118,898    1,151,923

NET ASSETS, at beginning
 of the year.......................    884,320      878,588      389,258      946,259    1,071,564    1,751,839    1,011,585
                                    ----------   ----------   ----------   ----------   ----------   ----------  -----------
NET ASSETS, at end
 of the year....................... $3,347,594   $4,624,506   $  839,179   $4,202,565   $2,831,361   $7,870,737  $ 2,163,508
                                    ==========   ==========   ==========   ==========   ==========   ==========  ===========

                                       Oppenheimer               Oppenheimer  Oppenheimer  Oppenheimer
                                         Capital    Oppenheimer   Multiple      Global      Strategic   Oppenheimer
                                      Appreciation    Growth     Strategies   Securities      Bond    Growth & Income
                                        Division     Division     Division     Division     Division     Division
                                      -----------  -----------   ----------   ----------  -----------  -----------
Increase (decrease) in net assets
Operations:
 Net investment income (loss)......   $   138,619  $   277,474  $   320,818   $  (89,755) $   559,211  $    10,564

 Net realized gain
  on investments...................       193,950      107,630       70,115       16,810       48,947       81,648
 Change in net unrealized
 appreciation/depreciation
 of investments....................       507,147    1,620,100      401,871    1,086,169      198,175    2,565,253
                                      -----------  -----------   ----------   ----------  -----------  -----------
 Net increase in net assets
 resulting from operations.........       839,716    2,005,204      792,804    1,013,224      806,333    2,657,465
                                      -----------  -----------   ----------   ----------  -----------  -----------
Capital transactions: (Note 7)
 Net contract payments (Note 5)....     9,816,038   11,066,978    6,235,443    7,457,151    9,825,830   16,871,959
 Withdrawal of funds...............      (171,212)    (184,482)    (160,550)    (163,767)    (304,862)    (375,156)
 Transfer to Guarantee Principal
  Account..........................             -            -            -            -            -            -
 Net credit to annuitant mortality
  fluctuating reserve (Note 3D)....             -            -            -            -            -            -
 Reimbursement (payment)
  of accumulation unit
  value fluctuation................         3,512         (596)       2,993        1,917        1,470       14,037
 Annuity benefit payments..........             -            -            -            -            -            -
 Withdrawal due to administrative
 and contingent deferred sales
 charges (Note 5)..................        (2,430)      (2,437)      (1,211)      (1,980)      (1,172)      (1,703)
 Divisional transfers..............       554,811    1,041,722       76,602      926,269      171,447    2,330,005
                                      -----------  -----------   ----------   ----------  -----------  -----------
 Net increase in net assets
  resulting from capital
  transactions.....................    10,200,719   11,921,185    6,153,277    8,219,590    9,692,713   18,839,142
                                      -----------  -----------   ----------  -----------  -----------  -----------
Total increase.....................    11,040,435   13,926,389    6,946,081    9,232,814   10,499,046   21,496,607

NET ASSETS, at beginning
 of the year.......................     2,950,554    3,660,696    2,583,996    2,558,191    3,901,025    1,876,077
                                      -----------  -----------   ----------  -----------  -----------  -----------
NET ASSETS, at end
 of the year.......................   $13,990,989  $17,587,085   $9,530,077  $11,791,005  $14,400,071  $23,372,684
                                      ===========  ===========   ==========  ===========  ===========  ===========

                                              See Notes to Financial Statements.


MML Bay State Variable Annuity Separate Account 1

STATEMENT OF CHANGES IN NET ASSETS
For The Year Ended December 31, 1995




                                                     MML          MML                                Oppenheimer
                                         MML        Money       Managed        MML      Oppenheimer     High      Oppenheimer
                                       Equity      Market        Bond         Blend        Money       Income        Bond
                                      Division    Division     Division     Division     Division     Division     Division
Increase (decrease) in net assets
Operations:
 Net investment income (loss)...... $   27,489   $   18,786   $    9,856   $   31,035   $   37,615   $   85,669  $    24,219

 Net realized gain (loss)
  on investments...................     17,013            -        1,100        6,690            -       11,461        4,702
 Change in net unrealized
 appreciation of investments.......     34,089            -        9,552       14,697            -        7,489       20,333
                                    ----------   ----------   ----------   ----------   ----------   ----------  -----------
 Net increase (decrease) in net
 assets resulting from
 operations........................     78,591       18,786       20,508       52,422       37,615      104,619       49,254
                                    ----------   ----------   ----------   ----------   ----------   ----------  -----------
Capital transactions: (Note 7)
 Net contract payments (Note 5)....    608,861    2,267,770      267,005      837,480    2,040,439    1,453,537      858,539
 Transfer from MML Bay State
  Life Insurance Company...........          -            -            -            -            -            -            -
 Withdrawal of funds...............     (5,289)           -            -       (1,994)     (46,651)     (17,675)      (2,796)
 Reimbursement of accumulation
  unit value fluctuation...........      1,136          176          202          383          379          662          189
 Withdrawal due to administrative
 and contingent deferred sales
 charges (Note 5)..................          -            -            -            -            -           (3)          (4)
 Divisional transfers..............    196,039   (1,425,173)      96,502       52,971     (965,242)     204,688      101,441
                                    ----------   ----------   ----------   ----------   ----------   ----------  -----------
 Net increase in net assets
  resulting from capital
  transactions.....................    800,747      842,773      363,709      888,840    1,028,925    1,641,209      957,369
                                    ----------   ----------   ----------   ----------   ----------   ----------  -----------
 Total increase....................    879,338      861,559      384,217      941,262    1,066,540    1,745,828    1,006,623

NET ASSETS, at beginning
 of the year.......................      4,982       17,029        5,041        4,997        5,024        6,011        4,962
                                    ----------   ----------   ----------   ----------   ----------   ----------  -----------
NET ASSETS, at end
 of the year....................... $  884,320   $  878,588   $  389,258   $  946,259   $1,071,564   $1,751,839  $ 1,011,585
                                    ==========   ==========   ==========   ==========   ==========   ==========  ===========

                                       Oppenheimer              Oppenheimer  Oppenheimer  Oppenheimer
                                         Capital   Oppenheimer   Multiple      Global      Strategic  *Oppenheimer
                                      Appreciation   Growth     Strategies   Securities      Bond    Growth & Income
                                        Division    Division     Division     Division     Division     Division
Increase (decrease) in net assets
Operations:
 Net investment income (loss).......  $  (14,068)  $  (16,044)  $   51,498   $   (9,340)  $  135,350   $   (2,904)
 Net realized gain (loss)
  on investments....................      14,588       34,194        7,403       (1,429)       9,991        9,875
 Change in net unrealized
 appreciation of investments........     340,611      309,903       86,644        3,554       94,392      200,453
                                      ----------   ----------   ----------   ----------   ----------   ----------
 Net increase (decrease) in net
 assets resulting from
 operations.........................     341,131      328,053      145,545       (7,215)     239,733      207,424
                                      ----------   ----------   ----------   ----------   ----------   ----------
 Capital transactions: (Note 7)
 Net contract payments (Note 5).....   2,310,277    2,984,873    2,112,398    2,350,570    3,577,773    1,267,067
 Transfer from MML Bay State
  Life Insurance Company............           -            -            -            -            -        5,000
 Withdrawal of funds................      (4,680)     (77,753)     (15,460)      (9,883)     (16,021)      (3,270)
 Reimbursement of accumulation
  unit value fluctuation............       3,038        3,538        1,752        1,591        2,443        1,015
 Withdrawal due to administrative
 and contingent deferred sales
 charges (Note 5)...................         (25)         (20)         (19)         (54)         (25)           -
 Divisional transfers...............     288,802      417,092      332,547      211,554       89,938      398,841
                                      ----------   ----------   ----------   ----------   ----------   ----------
 Net increase in net assets
  resulting from capital
  transactions......................   2,597,412    3,327,730    2,431,218    2,553,778    3,654,108    1,668,653
                                      ----------   ----------   ----------   ----------   ----------   ----------
 Total increase.....................   2,938,543    3,655,783    2,576,763    2,546,563    3,893,841    1,876,077

NET ASSETS, at beginning
 of the year........................      12,011        4,913        7,233       11,628        7,184            -
                                      ----------   ----------   ----------   ----------   ----------   ----------
NET ASSETS, at end
 of the year........................  $2,950,554   $3,660,696   $2,583,996   $2,558,191   $3,901,025   $1,876,077
                                      ==========   ==========   ==========   ==========   ==========   ==========

*For the Period July 3, 1995 (Date of Commencement of Operations) through
December 31, 1995


                                                See Notes to Financial Statements.


MML Bay State Variable Annuity Separate Account I

Notes To Financial Statements

1.  HISTORY

    MML Bay State Variable Annuity Separate Account 1 ("Separate Account 1") is a separate investment account established on January 14, 1994 by MML Bay State Life Insurance Company ("MML Bay State"). MML Bay Sate is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual") Separate Account 1 operates as a registered unit investment trust pursuant to the Investment Company Act of 1940 and the rules promulgated thereunder.

    On November 15, 1994, MML Bay State paid $60,000 to provide the initial capital for Separate Account 1's twelve initial divisions: 14,099 shares were purchased in the two management investment companies described in
    Note 2.

    On July 5, 1995, MML Bay State paid $5,000 to establish Separate Account 1's thirteenth division: 500 shares were purchased in the Growth & Income Division of the Oppenheimer Variable Account Fund described in Note 2.

2.  INVESTMENT OF THE SEPARATE ACCOUNT 1 ASSETS

    Separate Account maintains thirteen divisions. Each division invests in corresponding shares of either MML Series Investment Trust ("MML Trust") or Oppenheimer Variable Account Funds ("Oppenheimer Trust").

    MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund are the four series of shares of MML Trust. The MML Trust is a no-load, registered, open-end, diversified management investment company for which MassMutual serves as investment manager. Concert Capital Management, Inc. ("Concert") served as the investment sub-advisor to MML Equity Fund and the Equity Sector of the MML Blend Fund from 1993-1996. Concert merged with and into David L. Babson & Company, Inc. ("Babson") effective December 31, 1996. At such time, both Concert and Babson were wholly-owned subsidiaries of Babson Acquisition Corporation, which is a controlled subsidiary of MassMutual. Thus, effective January 1, 1997, Babson serves as the investment sub-advisor to MML Equity Fund and the Equity Sector of the MML Blend Fund. MassMutual paid Concert a quarterly fee equal to an annual rate of .13% of the average daily net asset value of MML Equity fund and the Equity Sector of MML Blend fund.

    Oppenheimer Money fund, Oppenheimer High Income Fund, Oppenheimer Bond Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Growth Fund, Oppenheimer Multiple Strategies Fund, Oppenheimer Global Securities Fund, Oppenheimer Strategic Bond Fund and Oppenheimer Growth & Income Fund (the "Oppenheimer Funds") are the nine separate funds of the Oppenheimer Trust. The Oppenheimer Trust is a registered, open-end, diversified management investment company for which Oppenheimer Funds, Inc. ("OFI"), a controlled subsidiary of MassMutual, serves as investment advisor (Prior to January 5, 1996, OFI was known as Oppenheimer Management Corporation.)

    In addition to the thirteen divisions of Separate Account 1, a contractowner, in certain states, any also allocate funds to the Fixed Account. Proceeds from the Fixed Account will be deposited in a non-utilized segment of MML Bay State's general account organized as a separate account for accounting purposes. The interests in the Fixed Account are registered under the Securities Act of 1933.

3.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed consistently by Separate Account 1 in preparation of the financial statements in conformity with generally accepted accounting principles.

    A.  Investment Valuation

    The investments in the MML Trust and the Oppenheimer Trust are each stated at market value which is the net asset value of each of the respective underlying funds.

    B.  Accounting for Investments

    Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income is recorded on the ex-dividend date.

    C.  Federal Income Taxes

    Operations of Separate Account 1 form a part of the total operations of MML Bay State, and Separate Account 1 is not taxed separately. MML Bay State is taxed as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account 1 will not be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Under existing federal law, no taxes are payable on investment income and realized capital gains attributable to Contracts which depend on Separate Account 1's investment performance. Accordingly, no provision for federal income tax has been made. MML Bay State may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account 1.

    D.  Annuity Reserve

    Annuity reserves are developed by using accepted actuarial methods and are computed using the 1983 Annuity Table a, with Projection Scale G. Separate Account 1 has an annuity reserve of $78,039 at December 31, 1996.

    E.  Estimates

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.  CHARGES


    An asset charge is computed against the net asset value of Separate Account 1's assets ("Net Asset Value"). The asset charge is currently equivalent on an annual basis to 1.40% of the Net Asset Value. The mortality and expense risk part of this charge is made daily at an annual rate which is currently equal to 1.15%, and will not exceed 1.25% of the Net Asset Value. The administrative expense part of the charge is made daily at an annual rate of 0.15%. The third component of the asset charge is a charge of 0.10% of the Net Asset Value assessed to reimburse MML Bay State for the cost of providing the enhanced death benefit under the contract. MML Bay State also charges for administrative costs and may impose a contingent deferred sales charge and a premium tax charge upon redemption, maturity or annuitization.


5. CHARGES/DEDUCTIONS FOR ADMINISTRATIVE CHARGES, CONTINGENT DEFERRED SALES CHARGES AND PREMIUM TAXES

                                                                     Administrative
                                                                      Charges and
                                                           Net         Contingent
    For the Year Ended                                   Contract       Deferred
    December 31, 1996                                    Payments     Sales Charges
    -----------------                                    --------     -------------
    MML Equity Division .............................   $2,051,802     $     1,104
    MML Money Market Division .......................    7,761,071             291
    MML Managed Bond Division .......................      584,793              85
    MML Blend Division ..............................    2,734,274             839
    Oppenheimer Money Division ......................    4,201,125             246
    Oppenheimer High Income Division ................    5,305,226             678
    Oppenheimer Bond Division .......................    1,233,622             344
    Oppenheimer Capital Appreciation Division .......    9,816,038           2,430
    Oppenheimer Growth Division .....................   11,066,978           2,437
    Oppenheimer Multiple Strategies Division ........    6,235,443           1,211
    Oppenheimer Global Securities Division ..........    7,457,151           1,980
    Oppenheimer Strategic Bond Division .............    9,825,830           1,172
    Oppenheimer Growth & Income Division ............   16,871,959           1,703


6.  PURCHASES AND SALES OF INVESTMENTS


For the Year Ended                                                                         Cost of        Proceeds
December 31, 1996                                                                         Purchases      from Sales
-----------------                                                                         ---------      ----------
MML Equity Fund......................................................................   $  2,247,928    $    131,755
MML Money Market Fund................................................................      8,182,507       4,448,696
MML Managed Bond Fund................................................................        654,925         201,382
MML Blend Fund.......................................................................      3,330,283         273,827
Oppenheimer Money Fund...............................................................      5,158,736       3,400,948
Oppenheimer High Income Fund.........................................................      6,308,703         366,050
Oppenheimer Bond Fund................................................................      1,458,545         297,888
Oppenheimer Capital Appreciation Fund................................................     10,950,510         624,965
Oppenheimer Growth Fund..............................................................     12,571,933         403,619
Oppenheimer Multiple Strategies Fund.................................................      7,074,598         613,499
Oppenheimer Global Securities Fund...................................................      8,296,784         170,004
Oppenheimer Strategic Bond Fund......................................................     11,013,153         764,119
Oppenheimer Growth & Income Fund.....................................................     19,166,523         276,529

7.  DISTRIBUTION AGREEMENTS

    Effective May 1, 1996, MML Distributors, LLC ("MML Distributors"), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, MML Bay State and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the "SEC") as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

    Prior to May 1, 1996, MML Investors Services, Inc. ("MMLISI") a wholly-owned subsidiary of MassMutual, served as principal underwriter of the contracts. Effective May 1, 1996, MMLISI serves as co-underwriter of the policies pursuant to underwriting and servicing agreements among MMLISI, MML. Bay State and Separate Account I, MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the contracts as authorized variable life insurance agents under applicable state insurance laws.

    Under the sales agreement among MMLISI, MML Bay State and Separate Account I, agents receive commissions and service fees from MMLISI for selling and servicing the contracts. MassMutual reimburses MMLISI for such compensation and for other expenses incurred in marketing and selling the contracts.

8.  NET INCREASE IN ACCUMULATION UNITS



                                                    MML         MML                                Oppenheimer
                                       MML         Money      Managed        MML      Oppenheimer     High
    For the Year Ended               Equity       Market       Bond         Blend        Money       Income
    December 31, 1996               Division     Division    Division     Division     Division     Division
    -----------------              ---------   ----------   ----------   ----------   ----------   ----------
    Units purchased..............  1,461,034    7,294,392      500,734    2,117,619    3,944,962    4,280,811
    Units withdrawn..............    (52,677)    (323,218)     (36,522)     (98,203)    (375,650)    (104,329)
    Units transferred
     between divisions...........     94,828   (3,543,892)     (97,241)     221,228   (1,985,242)     304,643
                                  ----------   ----------   ----------   ----------   ----------   ----------
    Net increase.................  1,503,185    3,427,282      366,971    2,240,644    1,584,070    4,481,125

    Units, at beginning
     of the year.................    685,964      839,793      328,514      778,529    1,023,398    1,518,022
                                  ----------   ----------   ----------   ----------   ----------   ----------
    Units, at end
     of the year.................  2,189,149    4,267,075      695,485    3,019,173    2,607,468    5,999,147
                                  ==========   ==========   ==========   ==========   ==========   ==========


                                               Oppenheimer              Oppenheimer  Oppenheimer  Oppenheimer
                                  Oppenheimer    Capital   Oppenheimer   Multiple      Global      Strategic   Oppenheimer
    For the Year Ended               Bond     Appreciation   Growth     Strategies   Securities      Bond    Growth & Income
    December 31, 1996              Division     Division    Division     Division     Division     Division     Division
    -----------------             ----------   ---------   ----------    ---------   ----------   ----------   ----------
    Units purchased..............  1,079,622   6,503,667    7,405,286    4,962,131    7,288,669    8,294,285   11,527,094
    Units withdrawn..............    (42,025)   (115,648)    (123,940)    (128,058)    (162,104)    (260,608)    (243,755)
    Units transferred
     between divisions...........    (93,215)    377,084      703,114       66,225      902,291      132,730    1,577,872
                                  ----------   ----------  ----------   ----------   ----------   ----------   ----------
    Net increase.................    944,382   6,765,103    7,984,460    4,900,298    8,028,856    8,166,407   12,861,211

    Units, at beginning
     of the year.................    883,171   2,254,545    2,762,984    2,190,174    2,698,363    3,491,031    1,507,840
                                  ----------   ----------  ----------   ----------   ----------   ----------   ----------
    Units, at end
     of the year.................  1,827,553   9,019,648   10,747,444    7,090,472   10,727,219   11,657,438   14,369,051
                                  ==========   =========   ==========   ==========   ==========   ==========   ==========


    For the Year Ended December 31, 1995               MML          MML                               Oppenheimer
    and *For the Period July 3, 1995        MML       Money       Managed        MML      Oppenheimer     High      Oppenheimer
    (Date of Commencement of Operations)  Equity      Market       Bond         Blend        Money       Income         Bond
    Through December 31, 1995            Division     Division    Division     Division     Division     Division     Division
    -------------------------            --------    ----------  ----------   ----------   ----------   ----------   ----------
    Units transferred from MML Bay
     State for initial capital...               -            -            -            -            -            -            -
    Units purchased..............         520,950    2,202,247      238,058      727,509    1,998,497    1,342,772      787,070
    Units withdrawn..............          (4,446)           -            -       (1,793)     (45,282)     (16,193)      (2,570)
    Units transferred
     between divisions...........         164,460   (1,379,403)      85,456       47,813     (934,817)     185,259       93,671
                                         --------   ----------   ----------   ----------    ---------    ---------   ----------
    Net increase.................         680,964      822,844      323,514      773,529    1,018,398    1,511,838      878,171

    Units, at beginning
     of the year.................           5,000       16,949        5,000        5,000        5,000        6,184        5,000
                                         --------   ----------   ----------   ----------    ---------    ---------   ----------
    Units, at end
     of the year.................         685,964      839,793      328,514      778,529    1,023,398    1,518,022      883,171
                                         ========   ==========   ==========   ==========    =========    =========   ==========


    For the Year Ended December 31, 1995      Oppenheimer             Oppenheimer  Oppenheimer  Oppenheimer
    and *For the Period July 3, 1995            Capital   Oppenheimer   Multiple      Global      Strategic   *Oppenheimer
    (Date of Commencement of Operations)     Appreciation   Growth     Strategies   Securities      Bond     Growth & Income
    Through December 31, 1995                  Division    Division     Division     Division     Division     Division
    -------------------------                -----------  ----------   ----------   ----------   ----------   ----------
    Units transferred from MML Bay
     State for initial capital..                      -            -            -            -            -        5,000
    Units purchased.............              2,005,234    2,476,030    1,897,779    2,476,370    3,424,590    1,126,147
    Units withdrawn.............                 (4,047)     (60,937)     (13,901)     (10,524)     (14,833)      (2,890)
    Units transferred
     between divisions..........                241,358      342,891      298,957      220,150       73,960      379,583
                                              ---------    ---------    ---------    ---------    ---------    ---------
    Net increase................              2,242,545    2,757,984    2,182,835    2,685,996    3,483,717    1,507,840

    Units, at beginning
     of the year................                 12,000        5,000        7,339       12,367        7,314            -
                                              ---------    ---------    ---------    ---------    ---------    ---------
    Units, at end
     of the year................              2,254,545    2,762,984    2,190,174    2,698,363    3,491,031    1,507,840
                                              =========    =========    =========    =========    =========    =========

                     MML BAY STATE LIFE INSURANCE COMPANY


                                    ------



                        STATUTORY FINANCIAL STATEMENTS

                     as of December 31, 1996 and 1995 and
             for the years ended December 31, 1996, 1995 and 1994

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
MML Bay State Life Insurance Company

We have audited the accompanying statutory statement of financial position of MML Bay State Life Insurance Company as of December 31, 1996 and 1995, and the related statutory statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using statutory accounting practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the Department of Insurance of the State of Missouri, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not determinable at this time, are presumed to be material.

In our report dated February 23, 1996, we expressed our opinion that the 1995 and 1994 financial statements, prepared using statutory accounting practices, presented fairly, in all material respects, the financial position of the MML Bay State Life Insurance Company as of December 31, 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1995 in conformity with generally accepted accounting principles ("GAAP"). As described in Note 2 to the financial statements, financial statements of stock life insurance subsidiaries of mutual life insurance enterprises issued or reissued after 1996, and prepared in accordance with statutory accounting principles, are no longer considered to be presentations in conformity with GAAP. Accordingly, our present opinion on the 1995 and 1994 statutory financial statements as presented herein is different from that expressed in our previous report.

In our opinion, because of the effects of the matter discussed in the third paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of MML Bay State Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MML Bay State Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, on the statutory basis of accounting described in Note 2.



Springfield, Massachusetts


February 7, 1997

                     MML BAY STATE LIFE INSURANCE COMPANY

                   STATUTORY STATEMENT OF FINANCIAL POSITION


                                                                                  December 31,

                                                                          1996                      1995
                                                                          ----                      ----
                                                                                  (In Thousands)
Assets:

Bonds                                                               $  44,929.6                 $  41,260.6
Policy loans                                                            9,988.3                     6,444.9
Cash and short-term investments                                         7,013.9                       490.5
Investment and insurance amounts receivable                             2,277.8                     1,268.0
Transfer due from separate account                                     50,186.8                    29,015.6
Federal income tax receivable                                           1,139.4                       215.5
Other assets                                                            4,034.9                       109.8
Separate account assets                                               706,668.9                   265,188.5
                                                                    -----------                 -----------

                                                                    $826,239.6                  $ 343,993.4
                                                                    ==========                  ===========

Liabilities:

Policyholders' reserves and funds                                   $ 26,533.5                  $  19,095.9
Policy claims and other benefits                                       1,074.1                      1,507.6
Payable to parent                                                      2,929.9                      3,165.2
Accrued insurance expenses and taxes                                   6,905.3                      4,693.5
Asset valuation reserve                                                  228.8                        153.8
Other liabilities                                                      7,235.6                      2,200.7
Separate account reserves and liabilities                            703,670.1                    262,833.9
                                                                    ----------                  -----------

                                                                     748,577.3                    293,650.6
                                                                    ----------                  -----------

Shareholder's equity:

Common stock, $200 par value
       25,000 shares authorized
       12,501 shares issued and outstanding                            2,500.2                      2,000.2
Paid-in capital and contributed surplus                               71,736.9                     46,736.9
Surplus                                                                3,425.2                      1,605.7
                                                                    ----------                  -----------

                                                                      77,662.3                     50,342.8
                                                                    ----------                  -----------

                                                                    $826,239.6                  $ 343,993.4
                                                                    ==========                  ===========


                 See notes to statutory financial statements.

                     MML BAY STATE LIFE INSURANCE COMPANY

                         STATUTORY STATEMENT OF INCOME

                                                                          Years Ended December 31,

                                                                        1996              1995             1994
                                                                        ----              ----             ----
                                                                                  (In Thousands)

Income:

Premium income                                                    $441,212.1           $92,732.8        $54,481.4
Net investment and other income                                      8,430.6             4,305.8          3,531.8
Expense allowance on reinsurance ceded                                   0.0               526.5            132.4
                                                                  ----------           ---------        ---------

                                                                   449,642.7            97,565.1         58,145.6
                                                                  ----------           ---------        ---------

Benefits and expenses:

Policy benefits and payments                                        11,035.0             5,691.0          2,939.9
Addition to policyholders' reserves, funds
   and separate accounts                                           363,526.2            66,974.4         30,422.1
Operating expenses                                                  24,032.2            11,222.9         11,960.6
Commissions                                                         28,133.3            15,072.4         10,747.5
State taxes, licenses and fees                                       9,051.1             2,546.8          1,405.1
                                                                  ----------           ---------        ---------

                                                                   435,777.8           101,507.5         57,475.2
                                                                  ----------           ---------        ---------


Net gain (loss) from operations
   before federal income taxes                                      13,864.9            (3,942.4)           670.4

Federal income taxes (benefit)                                      11,829.0               632.8           (934.8)
                                                                  ----------           ---------        ---------
Net gain (loss) from operations                                      2,035.9            (4,575.2)         1,605.2

Net realized capital loss                                              (58.1)              (42.8)           (24.4)
                                                                  ----------           ---------        ---------

Net income (loss)                                                 $  1,977.8           $(4,618.0)       $ 1,580.8
                                                                  ==========           =========        =========

                 See notes to statutory financial statements.

                     MML BAY STATE LIFE INSURANCE COMPANY

            STATUTORY STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY


                                                                          Years Ended December 31,

                                                                       1996             1995                1994
                                                                       ----             ----                ----
                                                                                  (In Thousands)

Shareholder's equity, beginning of year                              $50,342.8         $55,963.0         $33,396.9
                                                                     ---------         ---------         ---------

Increases (decrease) due to:
  Net income (loss)                                                    1,977.8          (4,618.0)          1,580.8
  Additions to asset valuation reserve                                   (75.0)            (47.0)            (43.3)
  Change in separate account surplus                                      35.0             344.2             108.6
  Surplus contribution                                                25,500.0               0.0          25,000.0
  Prior year adjustment                                                    0.0          (1,299.4)         (4,101.5)
  Change in accounting for mortgage backed
     securities                                                            0.0               0.0              21.5
  Change in non-admitted assets and other                               (118.3)              0.0               0.0
                                                                     ---------         ---------         ---------

                                                                      27,319.5          (5,620.2)         22,566.1
                                                                     ---------         ---------         ---------

Shareholder's equity, end of year                                    $77,662.3         $50,342.8         $55,963.0
                                                                     =========         =========         =========

                 See notes to statutory financial statements.

                     MML BAY STATE LIFE INSURANCE COMPANY

                       STATUTORY STATEMENT OF CASH FLOWS


                                                                         Years Ended December 31,

                                                                        1996             1995             1994
                                                                        ----             ----             ----
                                                                                (In Thousands)

Operating activities:
    Net income (loss)                                               $  1,977.8      $ (4,618.0)        $  1,580.8
    Additions to policyholders' reserves, funds,
      and net of transfers to separate accounts                        7,004.1         8,610.8            2,064.6
    Net realized capital loss                                             58.1            42.8               24.4
    Change in receivable from separate accounts                      (21,171.1)       (7,907.6)          (6,456.2)
    Change in receivable (payable) to parent                            (235.4)       (1,203.0)           5,145.0
    Change in federal taxes receivable (payable)                        (923.9)       (1,018.7)            (910.3)
    Other changes                                                      1,536.8        (2,543.9)          (1,178.9)
                                                                    ----------      -----------        ----------

    Net cash provided by (used in) operating activities              (11,753.6)        (8,637.6)            269.4
                                                                    ----------      -----------        ----------

Investing activities:
    Purchases of investments and loans                               (35,959.1)       (28,440.1)        (43,275.8)
    Sales or maturities of investments and receipts
      from repayments of loans                                        28,736.1         36,618.2          18,455.4
                                                                    ----------      -----------        ----------

    Net cash provided by (used in) investing activities               (7,223.0)         8,178.1         (24,820.4)
                                                                    ----------      -----------        ----------

Financing activities:
    Capital and Surplus contribution                                  25,500.0              0.0          25,000.0
                                                                    ----------      -----------        ----------

    Net cash provided by financing activities                         25,500.0              0.0          25,000.0
                                                                    ----------      -----------        ----------

Increase (decrease) in cash and short-term investments                 6,523.4           (459.5)            449.0

Cash and short-term investments, beginning of year                       490.5            950.0             501.0
                                                                    ----------      -----------        ----------

Cash and short-term investments, end of year                        $  7,013.9      $     490.5        $    950.0
                                                                    ==========      ===========        ==========

                 See notes to statutory financial statements.

                    NOTES TO STATUTORY FINANCIAL STATEMENTS

1.  Operations
    MML Bay State Life Insurance Company ("the Company") is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). The Company's insurance operation consists primarily of flexible and limited premium variable whole life insurance and variable annuities distributed through career agents. On March 1, 1996, the operations of Connecticut Mutual Life Insurance Company were merged into MassMutual.

2.  Summary of Accounting Practices
    The accompanying statutory financial statements, except as to form, have been prepared in conformity with the practices of the National Association of Insurance Commissioners and the accounting practices prescribed or permitted by the State of Missouri ("statutory accounting practices"), which practices were also considered to be in conformity with generally accepted accounting principles ("GAAP"). In 1993, the Financial Accounting Standards Board ("FASB") issued Interpretations No. 40 ("Fin. 40"), "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises", which clarified that mutual life insurance companies issuing financial statements described as prepared in conformity with GAAP after 1995 are required to apply all applicable GAAP pronouncements in preparing those financial statements. In January 1995, the FASB issued Statement No. 120 ("SFAS 120"), Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," which among other things, extended the applicability of certain FASB statements to mutual life insurance companies and deferred the effective date of Fin. 40 to financial statements issued or reissued after 1996. As required by generally accepted auditing standards, the opinion expressed by our independent accountants on the 1995 and 1994 financial statements is different from that expressed in their previous report.

    The accompanying statutory financial statements are different in some respects from GAAP financial statements. The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs in connection with acquiring new business, are charged to current operations as incurred, whereas under GAAP these expenses would be capitalized and recognized over the life of the policies; (b) policy reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, whereas GAAP reserves would be based upon reasonably conservative estimates of mortality, morbidity, interest and withdrawals;
    (c) bonds are generally carried at amortized cost whereas GAAP would value bonds at fair value and (d) deferred income taxes are not provided for book-tax timing differences whereas GAAP would record deferred income taxes.

    The preparation of statutory financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities, at the date of the statutory financial statements. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements.

    The following is a description of the Company's current principal accounting policies and practices.

    a.  Investments
        Bonds are valued in accordance with rules established by the National Association of Insurance Commissioners. Generally, bonds are valued at amortized cost.

        As promulgated by the National Association of Insurance Commissioners, the Company adopted the retrospective method of accounting for amortization of premium and discount on mortgage backed securities as of December 31, 1994. This method considers prepayment assumptions for mortgage backed securities, which were obtained from a prepayment model, that factors in mortgage type, seasoning, coupon, current interest rate and the economic environment. The effect of this change, $21.5 thousand, was recorded as of December 31, 1994 as an increase to shareholders' equity on the Statutory Statement of Financial Position and had no material effect for 1996 and 1995 net income. Through December 31, 1994, premium and discount on bonds were amortized into investment income over the stated lives of the securities.

        Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

        Short-term investments are stated at amortized cost, which approximates fair value.

        In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve and an Interest Maintenance Reserve. The Asset Valuation Reserve and other investment reserves as prescribed by the regulatory authorities, stabilize the shareholders' equity against declines in the value of bonds. The Interest Maintenance Reserve captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and amortizes these capital gains and losses into income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital losses of $33.7 thousand in 1996 and net realized after tax capital gains of $250.2 thousand in 1995 and net realized after tax capital losses of $7.0 thousand in 1994 were charged to the Interest Maintenance Reserve. Amortization of the Interest Maintenance Reserve into net investment income amounted to $85.8 thousand in 1996, $42.1 thousand in 1995 and $86.9 thousand in 1994. The Interest Maintenance Reserve is included in other liabilities on the statutory Statement of Financial Position.

        Realized capital gains and losses, less taxes, not includable in the Interest Maintenance Reserve, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in shareholders' equity.

    b.  Separate Accounts
        Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable life insurance policyholders. Assets, consisting of holdings in an open-end series investment fund affiliated with MassMutual, bonds, common stocks, and short-term investments, are reported at fair value. Transfer due from separate account represents the separate account assets in excess of statutory benefit reserves. Premiums, benefits and expenses of the separate accounts are reported on the Statutory Statement of Income. The Company receives compensation for providing administrative services to the separate account and for assuming mortality and expense risks in connection with the policies. The Company had $2,998.8 thousand and $2,354.6 thousand of its assets invested in the separate account as of December 31, 1996 and 1995, respectively.

        The net transfers to separate accounts of $356,088.6 thousand, $59,792.6 thousand and $28,141.7 thousand in 1996, 1995 and 1994, respectively, are included in addition to policyholders' reserves, funds and separate accounts.

    c.  Policyholders' Reserves
        Policyholders' reserves for life contracts were developed using accepted actuarial methods computed principally on the net level premium method and the Commissioners' Reserve Valuation Method using the 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 3.5 to 5.5 percent. Reserves for individual annuities are based on accepted actuarial methods, principally at interest rates ranging from 5.5 to 6.0 percent.

        During 1994, actuarial guidelines requiring additional reserves for immediate payment of claims became effective. While the Company's aggregate reserves were sufficient, the reserves for certain products were not recorded. The effect of correctly recording these reserves was $1,299.4 thousand at December 31, 1994 and was recorded as an adjustment to shareholders' equity during 1995.

    d.  Premium and Related Expense Recognition
        Premium revenue is recognized annually on the anniversary date of the policy. Commissions and other costs related to issuance of new policies, maintenance and settlement costs, are charged to current operations.

    e.  Cash and Short-Term Investments
        For purposes of the Statutory Statement of Cash Flows, the Company considers all highly liquid short-term investments purchased with a maturity of twelve months or less to be cash and short-term investments.

3   Stockholder's Equity
    The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of all states in which the Company is licensed to do business. Substantially all of the statutory stockholder's equity is subject to dividend restrictions relating to various state regulations which limit the payment of dividends without prior approval. Under these regulations, $3,425.2 thousand of stockholder's equity is available for distribution to shareholders in 1997 without prior regulatory approval.

4.  Related Party Transactions
    Investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Service fees are accrued based upon estimated costs and are billed the following period, when actual costs are available. Fees incurred under the terms of this agreement were $16,429.2 thousand, $6,588.1 thousand and $7,762.9 thousand in 1996, 1995 and 1994, respectively.

    The Company had reinsurance agreements with MassMutual in which MassMutual assumed specific plans of insurance on a coinsurance basis and on a yearly renewal term basis. The coinsurance agreement was terminated in 1995. A termination fee of $6,200.0 thousand was recorded as an expense and paid to MassMutual for the rights to retain future fees and charges on the reinsurance business. While the agreement was in effect, the Company ceded premiums amounting to $29,597.0 thousand and $26,115.1 thousand in 1995 and 1994, respectively. Additionally, the Company ceded administrative and insurance charges of $4,310.3 thousand in 1995 and $4,208.3 thousand in 1994 for policies issued in those years. The Company received $4,836.8 thousand and $8,434.7 thousand and 1995 and 1994, respectively, as commissions and an expense allowance. Reserves on all business ceded amounted to $8,027.9 thousand in 1995, immediately preceding the termination, which reduced policyholders' reserves and funds. The Company's separate accounts retained the assets applicable to variable life reserves of the policies reinsured under the agreement with MassMutual. Premium income and the expense allowance on reinsurance ceded differ from annual statement presentation.

    A provision in the Company's coinsurance agreement with MassMutual required surrender charge offsets to be included in the ceding provisions of the reinsurance contract with MassMutual. This surrender charge offset, inherent in the reserve calculations of the separate account liabilities, is considered funds which would be due to the general account of MassMutual if the life policies were surrendered. During 1993, this provision was incorrectly excluded from amounts recorded for the contract. The effect of correctly recording this provision was $4,101.5 thousand at December 31, 1993 and was recorded as an adjustment to shareholders' equity during 1994. The effects of this adjustment in 1994 were included in the expense allowance on reinsurance ceded and all related tax benefits were recorded in 1995 and 1994 on the Statutory Statement of Income in accordance with the accounting practices of the National Association of Insurance Commissioners.

    During 1996 and 1994, MassMutual contributed additional paid in capital of $25,000.0 thousand cash to the Company.

5.  Federal Income Taxes
    The provision for federal income taxes is based upon the Company's best estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the federal tax provision, using the most current information available, and adjusting for miscellaneous temporary differences, primarily reserves and acquisition costs, resulted in an effective tax rate which is other than the statutory tax rate.

    The Internal Revenue Service is currently examining the Company's income tax returns through the year 1992. Federal income tax returns for the years 1995, 1994 and 1993 are open to examination by the Internal Revenue Service. The Company believes any adjustments resulting from such examinations will not materially affect its statutory financial statements.

    The Company plans to file its 1996 federal income tax return on a consolidated basis with MassMutual and MassMutual's other life and non-life affiliates. The Company and its life and non-life affiliates are subject to a written tax allocation agreement which allocates tax liability in a manner permitted under Treasury regulations. Generally, the agreement provides that loss members shall be compensated for the use of their losses and credits by other members.

    The Company made federal tax payments of $12,811.7 thousand and $1,892.0 thousand in 1996 and 1995, respectively. No federal tax payments were made during 1994.

6.  Investments
    The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

    a.  Bonds
The carrying value and estimated fair value of bonds are as follows:


                                                                      December 31, 1996
                                                                      -----------------
                                                                  Gross              Gross           Estimated
                                              Carrying         Unrealized         Unrealized            Fair
                                                Value             Gains             Losses             Value
                                              --------         -----------        ----------         ----------
                                                                       (In Thousands)
          U. S. Treasury Securities             $ 7,767.8            $ 79.5             $ 41.1         $ 7,806.2
             and Obligations of U. S.
             Government Corporations
             and Agencies
          Mortgage-backed securities              8,265.9              42.1               64.6           8,243.4
          Industrial securities                  28,895.9             293.6              146.1          29,043.4
                                                ---------            ------             ------         ---------
             TOTAL                              $44,929.6            $415.2             $251.8         $45,093.0
                                                =========            ======             ======         =========

                                                                     December 31, 1995
                                                                     -----------------
                                                                  Gross              Gross           Estimated
                                              Carrying         Unrealized         Unrealized            Fair
                                                Value             Gains             Losses             Value
                                              ---------        ----------         -----------        ----------
                                                                       (In Thousands)
          U. S. Treasury Securities             $ 7,929.3            $107.8              $ 1.0         $ 8,036.1
             and Obligations of U. S.
             Government Corporations
             and Agencies
          Mortgage-backed securities             11,979.4             114.9               35.9          12,058.4
          Industrial securities                  21,351.9             684.2                1.7          22,034.4
                                                ---------            ------             ------         ---------
             TOTAL                              $41,260.6            $906.9              $38.6         $42,128.9
                                                =========            ======              =====         =========

          The carrying value and estimated fair value of bonds at December 31, 1996 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

                                                                                                     Estimated
                                                                      Carrying                         Fair
                                                                        Value                         Value
                                                                     ----------                     ----------
                                                                                   (In Thousands)
          Due in one year or less                                    $  6,383.8                     $  6,423.7
          Due after one year through five years                        13,043.8                       13,203.9
          Due after five years through ten years                       12,929.9                       12,865.2
          Due after ten years                                           1,510.1                        1,503.1
                                                                     ----------                     ----------
                                                                       33,867.6                       33,995.9

          Mortgage-backed securities, including
            securities guaranteed by the
            U.S. Government                                            11,062.0                       11,097.1
                                                                      ---------                      ---------
             TOTAL                                                    $44,929.6                      $45,093.0
                                                                      =========                      =========

          Proceeds from sales and maturities of investments in bonds were $28,736.1 thousand during 1996, $36,584.5 thousand during 1995 and $17,742.4 thousand during 1994. Gross capital gains of $33.2 thousand in 1996, $535.0 thousand in 1995 and $44.5 thousand in 1994 and gross capital losses of $65.2 thousand in 1996, $87.0 thousand in 1995 and $52.3 thousand in 1994 were realized on those sales, a portion of which were included in the Interest Maintenance Reserve. The estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix.

      b.  Other
          It is not practicable to determine the fair value of policy loans which do not have a stated maturity.

7.    Liquidity
      The withdrawal characteristics of the policyholders' reserves and funds, including separate accounts, and the invested assets which support them at December 31, 1996 are illustrated below:

                                                                        (In Thousands)
 Total policyholders' reserves and funds and
    separate account liabilities                                $730,203.6
 Not subject to discretionary withdrawal                            (143.3)
 Policy loans                                                     (9,988.3)
                                                                ----------
   Subject to discretionary withdrawal                                                $720,072.0
                                                                                      ----------
 Total invested assets, including separate
    investment accounts                                         $768,600.7
 Policy loans and other invested assets                           (9,988.3)
   Readily marketable investments                                                     $758,612.4
                                                                                      ----------

8. Business Risks and Contingencies
 Approximately 52% of the Company's premium revenue is derived from two customers.

 The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premiums. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity. In 1996, the Company elected not to admit $83.3 thousand of guaranty fund premium tax offset receivables relating to prior assessments.

 The Company is involved in litigation arising out of the normal course of its business. Management intends to defend these actions vigorously. While the outcome of litigation cannot be foreseen with certainty, it is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

9. Affiliated Companies
 The relationship of the Company, its parent and affiliated companies as of December 31, 1996 is illustrated below. Subsidiaries are wholly-owned by the parent, except as noted.

 Parent
 ------
 Massachusetts Mutual Life Insurance Company

 Subsidiaries of Massachusetts Mutual Life Insurance Company
 -----------------------------------------------------------
 C.M. Assurance Company
 C.M. Benefit Insurance Company
 C.M. Life Insurance Company
 MassMutual Holding Company
 MassMutual Holding Company Two, Inc. (Sold in March 1996)
 MassMutual of Ireland, Limited
 MML Bay State Life Insurance Company
 MML Distributors, LLC

      Subsidiaries of MassMutual Holding Company
      ------------------------------------------
      GR Phelps, Inc.
      MassMutual Holding Trust I MassMutual Holding Trust II MassMutual Holding MSC, Inc. MassMutual International, Inc.
      MassMutual Reinsurance Bermuda (Sold in December 1996)
      MML Investors Services, Inc.
      State House One (Liquidated in December 1996)

      Subsidiaries of MassMutual Holding Trust I
      ------------------------------------------
      Antares Leveraged Capital Corporation
      Charter Oak Capital Management, Inc.
      Cornerstone Real Estate Advisors, Inc.
      DLB Acquisition Corporation
      Oppenheimer Acquisition Corporation - 86.15%

      Subsidiaries of MassMutual Holding Trust II
      -------------------------------------------
      CM Advantage, Inc.
      CM International, Inc.
      CM Property Management, Inc.
      High Yield Management, Inc.
      MMHC Investments, Inc.
      MML Realty Management
      Urban Properties, Inc.
      Westheimer 335 Suites, Inc.

      Subsidiaries of MassMutual International
      ----------------------------------------
      MassLife Seguros de Vida (Argentina) S. A.
      MassMutual International (Bermuda) Ltd.
      Mass Seguros de Vida (Chile) S. A.
      MassMutual International (Luxemburg) S. A.

      MassMutual Holding MSC, Incorporated
      ------------------------------------
      MassMutual/Carlson CBO N. V. - 50%
      MassMutual Corporate Value Limited - 46%

      Affiliates of Massachusetts Mutual Life Insurance Company
      ---------------------------------------------------------
      MML Series Investment Fund
      MassMutual Institutional Funds
      Oppenheimer Value Stock Fund

                                    PART C
                               OTHER INFORMATION

                                    Part C

Item 24.     Financial Statements and Exhibits
             ---------------------------------

         (a) Financial Statements:

             Financial Statements Included in Part A
             ---------------------------------------

             Condensed Financial Information

             Financial Statements Included in Part B
             ---------------------------------------

             The Registrant
             --------------

             Report of Independent Accountants
                    Statement of Assets and Liabilities as of December 31, 1996 Statement of Operations for the year ended December 31, 1996 Statement of Changes in Net Assets for the years ended December 31, 1996 and 1995
             Notes to Financial Statements

             The Depositor
             -------------

             Report of Independent Accountants
                    Statutory Statement of Financial Position as of December 31, 1996 and 1995 Statutory Statement of Income for the years ended December 31, 1996, 1995 and 1994 Statutory Statement of Changes in Shareholders Equity for the years ended December 31, 1996, 1995 and 1994
             Statutory Statement of the Cash flows for the years ended December 31, 1996, 1995 and 1994 Notes to Statutory Financial Statements


         (b) Exhibits:

             Exhibit 1  -            Copy of Resolution of the Executive
                                     Committee of the Board of Directors of MML
                                     Bay State Life Insurance Company
                                     authorizing the establishment of the
                                     Registrant.*

             Exhibit 2  -            None


             Exhibit 3  -            (i) Copy of Distribution Agreement between
                                     the Registrant and MML Distributors, LLC.**

                                     (ii) Copy of Co-Underwriting Agreement
                                     between the Registrant and MML Investors
                                     Services, Inc.**


                                     (iii) None


             Exhibit 4  -            Copy of the form of Life Trust Variable
                                     Annuity Contract.*


             Exhibit 5  -            The form of Application to be used with the
                                     Life Trust Variable Annuity Contract
                                     described in Exhibit 4 above.*

                  Exhibit 6  -            (i) Copy of the Articles of
                                          Incorporation of MML Bay State Life
                                          Insurance Company.*

                                          (ii) By-laws of MML Bay State Life
                                          Insurance Company.*

                  Exhibit 7  -            None

                  Exhibit 8  -            None

                  Exhibit 9  -            Opinion of and Consent of Counsel.*


                  Exhibit 10 -            (i) Written consent of Coopers &
                                          Lybrand L.L.P., independent
                                          accountants.
                                          (ii) Powers of Attorney


                  Exhibit 11 -            None

                  Exhibit 12 -            None


                  Exhibit 13 -            Schedule of Computation of
                                          Performance**


                  Exhibit 14 -            Financial Data Schedule



* Incorporated by reference pursuant to Rule 411 of the Securities Act, previously filed as part of Registration Statement No. 33-76920 filed on March 25, 1994.
** Incorporated by reference to Post-Effective Amendment No. 2 to the registration statement on Form N-4 for the MML Bay State Variable Annuity Separate Account 1 (File No. 33-76920) as filed with the Securities and Exchange Commission and effective May 1, 1996.


Item 25. Directors and Executive Officers of MML Bay State
         -------------------------------------------------

         The directors and executive vice presidents of MML Bay State, their positions and their other business affiliations and business experience for the past five years are as follows:

                        MML BAY STATE INSURANCE COMPANY


------------------------------------------------------------------------------------------------------------------------------------


NAME AND POSITION                                  PRINCIPAL OCCUPATION(S ) DURING PAST FIVE YEARS

------------------------------------------------------------------------------------------------------------------------------------

Paul D. Adornato, Director and Senior              Director (since 1987) and Senior Vice President-Operations, MML
Vice President-Operations                          Bay State, since 1996; Senior Vice President, MassMutual, since 1986
------------------------------------------------------------------------------------------------------------------------------------

Lawrence V. Burkett, Jr., Director,                Director, President and Chief Executive Officer, MML Bay State,
President and Chief Executive Officer              since 1996; Executive Vice President and General Counsel,
                                                   MassMutual, since 1993; Senior Vice President and Deputy General
                                                   Counsel, 1992-1993
------------------------------------------------------------------------------------------------------------------------------------

John B. Davies, Director                           Director, MML Bay State, since 1996; Executive Vice President,
                                                   MassMutual, since 1994;
                                                   Associate Executive Vice
                                                   President, 1994- 1994;
                                                   General Agent, 1982-1993
------------------------------------------------------------------------------------------------------------------------------------

Anne Melissa Dowling, Director and                 Director and Senior Vice President-Large Corporate Marketing, MML
Senior Vice President-Large Corporate              Bay State, since 1996; Senior Vice President, MassMutual, since 1996;
Marketing                                          Chief Investment Officer, Connecticut Mutual Life Insurance
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

                                                   Company, 1994-1996; Senior Vice President-International, Travelers
                                                   Insurance Co., 1987-1993
------------------------------------------------------------------------------------------------------------------------------------

Thomas J. Finnegan, Jr., Director and              Director, since 1997, and Secretary, MML Bay State, since 1990; Vice
Secretary                                          President, Secretary and Associate General Counsel, MassMutual,
                                                   since 1984
------------------------------------------------------------------------------------------------------------------------------------

Daniel J. Fitzgerald, Director                     Director, MML Bay State, since 1994; Executive Vice President,
                                                   Corporate Financial Operations, MassMutual, since 1994; Senior Vice
                                                   President, 1991-1994
------------------------------------------------------------------------------------------------------------------------------------

Maureen R. Ford, Director and Senior               Director and Senior Vice President-Annuity Marketing, MML Bay
Vice President-Annuity Marketing                   State, since 1996; Senior Vice President, MassMutual, since 1996;
                                                   Marketing Officer, Connecticut Mutual Life Insurance Company,
                                                   1989-1996
------------------------------------------------------------------------------------------------------------------------------------

Isadore Jermyn, Director and Senior Vice           Director (since 1990) and Senior Vice President and Actuary, MML
President and Actuary                              Bay State, since 1996; Senior Vice President and Actuary,
                                                   MassMutual, since 1995; Vice President and Actuary, 1980-1995
------------------------------------------------------------------------------------------------------------------------------------

Stuart H. Reese, Director and Senior               Director (since 1994) and Senior Vice President-Investments, MML
Vice President-Investments                         Bay State, since 1996; Senior Vice President, MassMutual, since 1993;
                                                   Investment Manager, Aetna Life and Casualty and Affiliates, 1979-
                                                   1993
------------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OFFICERS (other than those who are also Directors):
------------------------------------------------------------------------------------------------------------------------------------

Ann Iseley                                         Treasurer, MML Bay State, since 1996; Vice President and Treasurer,
                                                   MassMutual, since 1996; Chief Financial and Operations Officer,
                                                   Connecticut Mutual Financial Services, 1994-1996; Controller, The
                                                   Mack Company, 1993-1994; Vice President-Finance, Mutual of New
                                                   York, 1988-1993
------------------------------------------------------------------------------------------------------------------------------------


Item 26.          Persons Controlled by or Under Common Control with the
                  ------------------------------------------------------
                  Depositor or Registrant
                  -----------------------

                  The assets of the Registrant, under state law, are assets of MML Bay State.


                  The Registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

                      LIST OF SUBSIDIARIES AND AFFILIATES

1. MassMutual Holding Company, a Delaware corporation, all the stock of which is owned by MassMutual.

2. MML Series Investment Fund, a registered open-end investment company organized as a Massachusetts business trust, all of the shares of which are owned by separate accounts of MassMutual and companies controlled by MassMutual.

3. MassMutual Institutional Funds, a registered open-end investment company organized as a Massachusetts business trust, all of the shares are owned by MassMutual.

4. MML Bay State Life Insurance Company, a Missouri corporation, all the stock of which is owned by MassMutual.

5. MassMutual of Ireland, Ltd., incorporated in the Republic of Ireland, to operate a group life and health claim office for MassMutual, all of the stock of which is owned by MassMutual.

6. CM Assurance Company, a Connecticut life, accident, disability and health insurer, all the stock of which is owned by MassMutual.

7. CM Benefit Insurance Company, a Connecticut life, accident, disability and health insurer, all the stock of which is owned by MassMutual.

8. C.M. Life Insurance Company, a Connecticut life, accident, disability and health insurer, all the stock of which is owned by MassMutual.

9. MML Distributors, LLC, formerly known as Connecticut Mutual Financial Services, LLC, a registered broker-dealer incorporated as a limited liability company in Connecticut. MassMutual has a 99% ownership interest and G.R. Phelps & Co. has a 1% ownership interest.

10. Panorama Series Fund, Inc., a registered open-end investment company organized as a Maryland corporation. Shares of the fund are sold only to MassMutual and its affiliates.

11. MassMutual Holding Trust I, a Massachusetts business trust, which acts as a holding company for certain MassMutual subsidiaries and affiliates, all of the stock of which is owned by MassMutual Holding Company.

12. MassMutual Holding Trust II, a Massachusetts business trust, which acts as a holding company for certain MassMutual subsidiaries and affiliates, all of the stock of which is owned by MassMutual Holding Company.

13. MassMutual Holding MSC, Inc., a Massachusetts corporation, which acts as a holding company for certain MassMutual subsidiaries and affiliates, all of the stock of which is owned by MassMutual Holding Company.

14. MML Investors Services, Inc., registered broker-dealer incorporated in Massachusetts, all the stock of which is owned by MassMutual Holding Company.

15. G.R. Phelps & Company, Inc., Connecticut corporation which formerly operated as a securities broker-dealer, all the stock of which is owned by MassMutual Holding Company.

16. MassMutual International, Inc., a Delaware corporation that acts as a holding company of and provides services to international insurance companies, all of the stock of which is owned by MassMutual Holding Company.

17. MassLife Seguros de Vida S.A. (Argentina), a life insurance company incorporated in Argentina. MassMutual International Inc. owns 99.99% of the outstanding capital stock of MassLife Seguros de Vida S.A.

18. Cornerstone Real Estate Advisers, Inc., a Massachusetts equity real estate advisory corporation, all the stock of which is owned by MassMutual Holding Trust I.

19. DLB Acquisition Corporation ("DLB") is a Delaware corporation, which serves as a holding company for certain investment advisory subsidiaries of MassMutual. MassMutual Holding Trust I owns 83.7% of the outstanding capital stock of DLB.

20. Oppenheimer Acquisition Corporation ("OAC") is a Delaware corporation, which serves as a holding company for OppenheimerFunds, Inc. MassMutual Holding Trust I owns 86% of the capital stock of OAC

21. Antares Leveraged Capital Corp., a Delaware corporation that operates as a finance company, all of the stock of which is owned by MassMutual Holding Trust I.

22. Charter Oak Capital Management, Inc., a Delaware corporation that operates as an investment manager. MassMutual Holding Trust I owns 80% of the capital stock of Charter Oak.

23. MML Realty Management Corporation, a property manager incorporated in Massachusetts, all the stock of which is owned by MassMutual Holding Trust II.

24. Westheimer 335 Suites, Inc., was incorporated in Delaware to serve as a general partner of the Westheimer 335 Suites Limited Partnership. MassMutual Holding Trust II owns all the stock of Westheimer 335 Suites, Inc.

25. CM Advantage, Inc., a Connecticut corporation that acts as a general partner in real estate limited partnerships. MassMutual Holding Trust II owns all of the outstanding stock.

26. CM International, Inc., a Delaware corporation that holds a mortgage pool and issues collateralized bond obligations. MassMutual Holding Trust II owns all the outstanding stock of CM International, Inc.

27. CM Property Management, Inc., a Connecticut real estate holding company, all the stock of which is owned by MassMutual Holding Trust II.

28. Urban Properties, Inc., a Delaware real estate holding and development company, all the stock of which is owned by MassMutual Holding Trust II.

29. MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual High Yield Partners LLC. MassMutual Holding Trust II owns all the outstanding stock of MMHC Investment, Inc.

30. HYP Management, Inc., a Delaware corporation which is the LLC Manager for MassMutual High Yield Partners LLC and owns 1.28% of the LLC units of such entity. MassMutual Holding Trust II owns all the outstanding stock of HYP Management, Inc.

31. MassMutual Corporate Value Limited, a Cayman Islands corporation that owns approximately 90% of MassMutual Corporate Value Partners Limited. MassMutual Holding MSC, Inc. owns 46.19% of the outstanding capital stock of MassMutual Corporate Value Limited.

32. MassMutual International (Bermuda) Ltd., a Bermuda life insurance company, all of the stock of which is owned by MassMutual International Inc.

33. MassMutual Internacional (Chile) S.A. a Chilean corporation, which operates as a holding company. MassMutual International Inc. owns 99% of the outstanding shares and MassMutual Holding Company owns the remaining 1% of the shares.

34. MassMutual International (Luxembourg) S.A. a Luxembourg corporation, which operates as an insurance company. MassMutual International Inc. owns 99% of the outstanding shares and MassMutual Holding Company owns the remaining 1% of the shares.

35. Mass Seguros de Vida S.A., a life insurance company incorporated in Chile. MassMutual Holding Company owns 33.5% of the outstanding capital stock of Mass Seguros de Vida S.A.

36. MML Insurance Agency, Inc., a licensed insurance broker incorporated in Massachusetts, all of the stock of which is owned by MML Investors Services, Inc.

37. MML Securities Corporation, a Massachusetts securities corporation, all of the stock of which is owned by MML Investors Services, Inc.

38. OppenheimerFunds, Inc., a registered investment adviser incorporated in Colorado, all of the stock of which is owned by Oppenheimer Acquisition Corporation

39. David L. Babson and Company, Incorporated, a registered investment adviser incorporated in Massachusetts, all of the stock of which is owned by DLB Acquisition Corporation.

40 Cornerstone Office Management, LLC, a Delaware limited liability company that is 50% owned by Cornerstone Real Estate Advisers, Inc. and 50% owned by MML Realty Management Corporation.

41. Westheimer 335 Suites Limited Partnership, a Texas limited partnership of which Westheimer 335 Suites, Inc. is the general partner.

42. MassMutual High Yield Partners LLC, a Delaware limited liability company, that operates as a high yield bond fund. MassMutual holds 5.28%, MMHC Investment Inc. holds 35.99%, and HYP Management, Inc. hold 1.28% for a total of 42.55% of the ownership interest in this company.

43 MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high yield bond fund. MassMutual Corporate Value Limited holds an approximately 90% ownership interest in this company.

44. First Israel Mezzanine Investors, Ltd., an Israeli corporation which operates as managing general partner of First Israel Mezzanine Investors Fund, LP. MassMutual holds a 33% ownership interest in First Israel Mezzanine Investors, Ltd.

45. First Israel Mezzanine Investors Fund, LP, a Delaware limited partnership, of which MassMutual holds a 37.5% ownership interest.

46. MBD Mezzanine Investments, LLC, a Delaware limited liability company, which operates as the participating general partner of First Israel Mezzanine Investors Fund, LP. MassMutual holds a 33% ownership interest in MBD Mezzanine Investments, LLC.

47. Diversified Insurance Services Agency of America, Inc. (Alabama), a licensed insurance broker incorporated in Alabama. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

48. Diversified Insurance Services Agency of America, Inc. (Hawaii), a licensed insurance broker incorporated in Hawaii. MML Insurance Agency, Inc. owns all the shares of outstanding stock.

49. MML Insurance Agency of Nevada, Inc., a Nevada corporation that operates as an insurance broker, all of the stock of which is owned by MML Insurance Agency, Inc.

50. MML Insurance Agency of Ohio, Inc., a subsidiary of MML Insurance Agency, Inc., is incorporated in the state of Ohio that operates as an insurance broker. The outstanding capital stock is controlled by MML Insurance Agency, Inc. by means of a voting trust.

51. MML Insurance Agency of Texas, Inc., a subsidiary of MML Insurance Agency, Inc., is incorporated in the state of Texas that operates as an insurance broker. The outstanding capital stock is controlled by MML Insurance Agency, Inc. by means of a voting trust.

52. MML Insurance Agency of Mississippi, P.C., a Mississippi professional corporation that operates as an insurance broker, all of the stock of which is owned by MML Insurance Agency, Inc.

53. Origen Inversiones S.A., a Chilean corporation which operates as a holding company. MassMutual Internacional (Chile) S.A. holds a 33.5% ownership interest in this corporation.

54. Babson Securities Corporation, a registered broker-dealer incorporated in Massachusetts, all of the stock of which is owned by David L. Babson and Company, Incorporated.

55. Potomac Babson Incorporated, a Massachusetts corporation, is a registered investment adviser. David L. Babson and Company Incorporated owns 60% of the outstanding shares of Potomac Babson Incorporated.

56. Babson-Stewart-Ivory International, a Massachusetts general partnership, which operates as a registered investment adviser. David
         L. Babson and Company Incorporated holds a 50% ownership interest in the partnership.

57. Oppenheimer Value Stock Fund ("OVSF) is a series of Oppenheimer Integrity Funds, a Massachusetts business trust. OVSF is a registered open-end investment company of which MassMutual owns 40% of the outstanding shares of beneficial interest.

58. Oppenheimer Series Fund I Inc., a Maryland corporation and a registered open-end investment company of which MassMutual and its affiliates own approximately 27% of the outstanding shares of beneficial interest.

59. Centennial Asset Management Corporation, a Delaware corporation that serves as the investment adviser and general distributor of the Centennial Funds. OppenheimerFunds, Inc. owns all the stock of Centennial Asset Management Corporation.

60. HarbourView Asset Management Corporation, a registered investment adviser incorporated in New York, all the stock of which is owned by OppenheimerFunds, Inc.

61. Main Street Advisers, Inc., a Delaware corporation, all the stock of which is owned by OppenheimerFunds, Inc.

62. OppenheimerFunds Distributor, Inc., a registered broker-dealer incorporated in New York, all the stock of which is owned by OppenheimerFunds, Inc.

63. Oppenheimer Partnership Holdings, Inc., a Delaware holding company, all the stock of which is owned by OppenheimerFunds, Inc.

64. Shareholder Financial Services, Inc., a transfer agent incorporated in Colorado, all the stock of which is owned by OppenheimerFunds, Inc.

65. Shareholder Services, Inc., a transfer agent incorporated in Colorado, all the stock of which is owned by OppenheimerFunds, Inc.

66. MultiSource Service, Inc., a Colorado corporation that operates as a clearing broker, all of the stock of which is owned by OppenheimerFunds, Inc.

67. Centennial Capital Corporation, a former sponsor of unit investment trust incorporated in Delaware, all the stock of which is owned by Centennial Asset Management Corporation.

68. Compensa Compania Seguros De Vida, a Chilean insurance company. Origen Inversiones S.A. owns 99% of the outstanding shares of this company

69. Cornerstone Suburban Office Investors, LP, a Delaware limited partnership, which operates as a real estate operating company. Cornerstone Office Management, LLC holds a 1% general partnership interest in this fund and MassMutual holds a 99% limited partnership interest.

70. 505 Waterford Park Limited Partnership, a Delaware limited partnership, which holds title to an office building in Minneapolis, Minnesota. MML Realty Management Corporation holds a 1% general partnership interest in this partnership and MassMutual holds a 99% limited partnership interest.

71. The DLB Fund Group, an open-end management investment company, of which MassMutual owns at least 25% of each series.

MassMutual is the investment adviser the following investment companies, and as such may be deemed to control them.

1. MassMutual Corporate Investors, a registered closed-end Massachusetts business trust.

2. MassMutual Participation Investors, a registered closed-end Massachusetts business trust.

3. MML Series Investment Fund, a registered open-end Massachusetts business trust, all of the shares are owned by separate accounts of MassMutual and companies controlled by MassMutual.

4. MassMutual Institutional Funds, a registered open-end Massachusetts business trust, all of the shares are owned by MassMutual.

5. MassMutual/Carlson CBO N.V., a Netherlands Antilles corporation that issued Collateralized Bond Obligations on or about May 1, 1991, which is owned equally by MassMutual interests (MassMutual and MassMutual Holding MSC, Inc.) and Carlson Investment Management Co.

6. MassMutual Corporate Value Partners, Limited, an off-shore unregistered investment company.

7. MassMutual High Yield Partners LLC, a high yield bond fund organized as Delaware limited liability company.

Item 27. Number of Contract Owners
         -------------------------

         As of February 20, 1997 there were, 2,585 Separate Account contracts were in force.

Item 28. Indemnification
         ---------------

         MML Bay State directors and officers are indemnified under its by-laws. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MML Bay State pursuant to the foregoing provisions, or otherwise, MML Bay State has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MML Bay State of expenses incurred or paid by a director, officer or controlling person of MML Bay State in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MML Bay State will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters
         ----------------------

  (a) MML Distributors, LLC, a wholly-owned subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

  (b)(1) MML Distributors, LLC is the principal underwriter of the Contracts. The following people are officers and directors of the principal underwriter.

                      OFFICERS AND MEMBER REPRESENTATIVES
                             MML DISTRIBUTORS, LLC


Name and Position
with Principal Underwriter                                    Principal Business Address
--------------------------                                    --------------------------
Kenneth M. Rickson                                            One Monarch Place
Member Representative                                         1414 Main Street
G.R. Phelps & Co., Inc.                                       Springfield, MA  01144-1013

Margaret Sperry                                               1295 State Street
Member Representative                                         Springfield, MA  01111-0001
Massachusetts Mutual
Life Insurance Co.

Kenneth M. Rickson                                            One Monarch Place
President                                                     1414 Main Street
                                                              Springfield, MA 01144-1013

Ronald E. Thomson                                             One Monarch Place
Vice President                                                1414 Main Street
                                                              Springfield, MA 01144-1013

Michael L. Kerley                                             One Monarch Place
Vice President                                                1414 Main Street
Chief Legal Officer                                           Springfield, MA 01144-1013
Assistant Secretary

John O'Connor                                                 One Monarch Place
Vice President                                                1414 Main Street
                                                              Springfield, MA 01144-1013


Robert S. Rosenthal                                           One Monarch Place
Compliance Officer                                            1414 Main Street
                                                              Springfield, MA 01144-1013

James T. Birchall                                             One Monarch Place
Treasurer                                                     1414 Main Street
                                                              Springfield, MA 01144-1013

Bruce C. Frisbie                                              1295 State Street
Assistant Treasurer                                           Springfield, MA 01111-0001

Raymond W. Anderson                                           140 Garden Street
Assistant Treasurer                                           Hartford, CT 01654

Ann F. Lomeli                                                 1295 State Street
Secretary                                                     Springfield, MA 01111-0001

         (b)(2) MML Investors Services, Inc. is the co-underwriter of the Contracts. The following people are the officers and directors of the co-underwriter.


                         MML INVESTORS SERVICES, INC.
                          OFFICERS AND DIRECTORS

Name and Position
with Co-Underwriter                                  Principal Business Address
-------------------                                  --------------------------
Kenneth M. Rickson                                   One Monarch Place
President and Chief                                  1414 Main Street
Operating Officer                                    Springfield, MA 01144-1013

Michael L. Kerley                                    One Monarch Place
Second Vice President                                1414 Main Street
Chief Legal Officer                                  Springfield, MA 01144-1013
Assistant Secretary

Ronald E. Thomson                                    One Monarch Place
Treasurer and Second                                 1414 Main Street
Vice President                                       Springfield, MA 01144-1013

Thomas J. Finnegan, Jr.                              1295 State Street
Secretary/Clerk                                      Springfield, MA 01111

Marilyn A. Sponzo                                    One Monarch Place
Assistant Secretary                                  1414 Main Street
                                                     Springfield, MA 01144-1013

John E. Forrest                                      One Monarch Place
Second Vice President                                1414 Main Street
National Sales Director                              Springfield, MA 01144-1013

Eileen D. Leo                                        One Monarch Place
Assistant Treasurer                                  1414 Main Street
                                                     Springfield, MA 01103-1013


William Bartol                                       One Monarch Place
Compliance Officer                                   1414 Main Street
                                                     Springfield, MA 01144-1013

Robert S. Rosenthal                                  One Monarch Place
Compliance Officer                                   1414 Main Street
                                                     Springfield, MA 01144-1013

Trudy A. Fearon                                      One Monarch Place
Sr. Registered Options Principal                     1414  Main Street
                                                     Springfield, MA 01144-1013

Dennis L. Reyhons                                    1295 State Street
Regional Supervisor/South                            Springfield, MA 01111

Nicholas J. Orphan                                   245 Peach Tree Center Ave.
Regional Supervisor/South                            Suite 2330
                                                          Atlanta, GA 30303

William L. Tindall                                   1295 State Street
Chief Pension Management                             Springfield, MA 01111
Field Force Supervisor

Robert W. Kumming                                    1295 State Street
Regional Pension Management                          Springfield, MA 01111
Supervisor (East/Central)

Peter J. Zummo                                       1295 State Street
Regional Pension Management                          Springfield, MA 01111
Supervisor (South/West)

Bruce Lukowiak                                       6263 North Scottsdale Rd.
Regional Supervisor/West                             Suite 222
                                                     Scottsdale, AZ 85250

Robert Burke                                         One Lincoln Centre
Regional Supervisor/Central                          Suite 1490
                                                     Oak Brook Terrace, IL
                                                     60181-4271

Lawrence V. Burkett                                  1295 State Street
Chairman of the Board                                Springfield, MA 01111
of Directors

Peter Cuozzo, CLU, ChFC                              1295 State Street
Director                                             Springfield, MA 01111

John B. Davies                                       1295 State Street
Director                                             Springfield, MA 01111

Daniel J. Fitzgerald                                 1295 State Street
Director                                             Springfield, MA 01111

Maureen R. Ford                                      140 Garden Street
Director                                             Hartford, CT 01654


Gary T. Huffman                                      1295 State Street
Director                                             Springfield, MA 01111

Isadore Jermyn, FIA, ASA                             1295 State Street
Director                                             Springfield, MA 01111

Susan Alfano                                         1295 State Street
Director                                             Springfield, MA 01111

Anne Melissa Dowling                                 140 Garden Street
Director                                             Hartford, CT 01654


   (c)   See the section captioned "Service Arrangements and
         Distribution" in the Statement of Additional Information.
                              -----------------------------------

Item 30. Location of Accounts and Records
         --------------------------------

         All accounts, books, or other documents required to be maintained by
         Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through a full service agreement between itself and ALLIANCE-ONE Services, L.P. ("ALLIANCE-ONE") and such records will be maintained at ALLIANCE-ONE, 301 West Eleventh Street, Kansas City, Missouri 64105.

Item 31. Management Related Services
         ---------------------------

         None

Item 32. Undertakings
         ------------

   (a) Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes to include either: (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information; or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

   (d) Registrant asserts that the Separate Account meets the definition of a separate account under the Investment Company Act of 1940.


   (e) MML Bay State Life Insurance Company hereby represents that the fees and charges deducted under the flexible purchase payment individual variable annuity contracts described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MML Bay State Life Insurance Company.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has caused this Post-Effective Amendment No. 3 to Registration Statement No. 33-76920 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 21st day of April, 1997.


         MML BAY STATE VARIABLE ANNUITY SEPARATE ACCOUNT 1

         MML BAY STATE LIFE INSURANCE COMPANY
         (Depositor)


         By: /s/ Lawrence V. Burkett, Jr.*
            ---------------------------------------------------
              Lawrence V. Burkett, Jr., President and Chief Executive Officer MML Bay State Life Insurance Company


/s/ Richard M. Howe    On April 21, 1997, as Attorney-in-Fact pursuant to
---------------------
*Richard M. Howe       powers of attorney filed herewith.

         As required by the Securities Act of 1933, this Post-Effective Amendment No. 3 to Registration Statement No. 33-76920 has been signed by the following persons in the capacities and on the duties indicated.

    Signature                               Title                                         Date
    ---------                               -----                                         ----

/s/ Lawrence V. Burkett, Jr.*        President, Chief Executive                 April 21, 1997
-------------------------------
Lawrence V. Burkett, Jr.             and Director


/s/ Ann Iseley*                      Treasurer (Principal Financial             April 21, 1997
------------------------------
Ann Iseley                           Officer)


/s/ John Miller, Jr.*                Second Vice President and Comptroller      April 21, 1997
-------------------------------
John Miller, Jr.                     (Principal Accounting Officer)


/s/ Paul D. Adornato*                Director                                   April 21, 1997
-------------------------------
Paul D. Adornato


/s/ John B. Davies*                  Director                                   April 21, 1997
-------------------------------
John B. Davies


/s/ Anne Melissa Dowling*            Director                                   April 21, 1997
-------------------------------
Anne Melissa Dowling


/s/ Daniel F. Fitzgerald*            Director                                   April 21, 1997
-------------------------------
Daniel F. Fitzgerald


/s/ Maureen R. Ford*                 Director                          April 21, 1997
-------------------------
Maureen R. Ford

/s/ Isadore Jermyn*                  Director                          April 21, 1997
-------------------------
Isadore Jermyn


/s/ Stuart H. Reese*                 Director                          April 21, 1997
-------------------------
Stuart H. Reese



/s/ Richard M. Howe           On April 21, 1997, as Attorney-in-Fact pursuant to
-------------------------
*Richard M. Howe              powers of attorney filed herewith.

                                 EXHIBIT LIST

Exhibit 10       (i)  Written consent of Coopers & Lybrand L.L.P., independent accountants.
                 (ii) Powers of Attorney


Exhibit 14       Financial Data Schedule


                                      54